ANNUAL
 REPORT

EMERGING GROWTH EQUITY FUND
Advised by: RS Investment Management, L.P.

AGGRESSIVE GROWTH FUND
Advised by: Van Kampen Asset Management Inc.

CAPITAL APPRECIATION FUND
Advised by: Janus Capital Management LLC

FOCUSED EQUITY FUND
Advised by: Van Kampen

DIVERSIFIED MID-CAP FUND
Advised by: Fidelity Management & Research Company

MID CAP VALUE FUND
Advised by: Van Kampen Asset Management Inc.

GROWTH EQUITY FUND
Advised by: Goldman Sachs Asset Management

BLUE CHIP FUND
Advised by: AIM Capital Management, Inc.

DISCIPLINED EQUITY FUND
Advised by: J.P. Morgan Investment Management Inc.

VALUE EQUITY FUND
Advised by: Salomon Brothers Asset Management Inc

BASIC VALUE FUND
Advised by: AIM Capital Management, Inc.

BALANCED FUND
Advised by: OpCap Advisors

DECEMBER 31, 2002               LSA-Registered Trademark- VARIABLE SERIES TRUST

Shares of funds within the LSA Variable Series Trust are not deposits or other obligations of any financial institution, are not guaranteed by any financial institution, are not insured by the FDIC or any agency, and involve investment risks, including the possible loss of the principal amount invested.

This Annual Report is submitted for the general information of the shareholders of the funds within the LSA Variable Series Trust ("LSA Funds"). It is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus which contains additional information on how to purchase shares of the LSA Funds, as well as information about management fees and other expenses. An investor should read the prospectus carefully before investing or sending money.

LSA VARIABLE SERIES TRUST
PRESIDENT'S LETTER

February 20, 2003

Dear Shareholder:

We are pleased to present the LSA Variable Series Trust (the "Trust") Annual Report for the period ending December 31, 2002.

During 2002, domestic equities declined for a third straight year -- the first such occurrence since 1939-1941. In fact, the S&P 500 Index's decline of -22.10% in 2002 marked its worst performance since 1974.

A number of factors served to undermine the market, including uncertainty about an economic rebound, anemic corporate profits, numerous accounting scandals, the ongoing threat of terrorism, and a possible war in Iraq. While the market rallied in the fourth quarter, due in part to the Federal Reserve Board (the "Fed") lowering short-term interest rates to their lowest level in over 40 years, it was not enough to overshadow the market's weakness earlier in the year.

While these results can be disheartening, it is important to remember that the financial markets will have periods of good and bad performance in the short-term. Remain focused on your long-term investment goals and keep your portfolio diversified among asset classes, like stocks, bonds and money markets. Your variable insurance contract provides a number of different investment choices. By dividing your money among them, you can help limit the impact that a decline in any single asset class may have on your overall portfolio.

As always, if you have questions on any of the LSA Funds, just ask your investment professional. Your investment professional knows your individual circumstances best and can help you create a diversified portfolio that is right for your needs.

Sincerely,

/s/ John Hunter

JOHN R. HUNTER
PRESIDENT
LSA Variable Series Trust

LSA VARIABLE SERIES TRUST EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.

PERFORMANCE REVIEW

The LSA Emerging Growth Equity Fund finished the 12-month period ending
December 31, 2002, returning -41.89% compared to a -30.26% return for the benchmark Russell 2000 Growth Index. The 30% decline in the Russell benchmark is the steepest annual decline since the benchmark's inception. The Fund did rise +7.50% in the fourth quarter, against a +7.51% rise in the benchmark Russell 2000 Growth Index.

The Fund's significant underperformance for the year can be largely traced to its emphasis on emerging growth companies. These faster growth companies fell more sharply than many less growth-oriented companies that compose the broad benchmark. As investors shortened their horizons throughout 2001-2002, the multiples of our universe shrank markedly, from north of 40x earnings in 2000 to 23x earnings in mid-year 2002. The S&P 500 P/E stood at 20x in mid-2002, near parity with emerging growth stocks.

Marvell Technology Group has conquered the emerging gigabyte Ethernet semiconductor segment. Marvell benefited from the exit of a major competitor in storage chips for disk drives, and the company entered a new market for wireless LAN chips. In the last 12 months Marvell has expanded revenues by 74%, and increased earnings by more than 150%. Yet the stock declined from over $50.00 to a low near $16.00, before recovering somewhat in the fourth quarter. It is this kind of decoupling of fundamentals and stock price that most frustrated us for the first three quarters of the year

The Fund owned a number of software companies that contributed strong returns in the fourth quarter. We believe product demand for many software companies will slowly begin to improve in 2003. Besides historically cheap prices, we see many software companies with 20%-40% excess capacity. This suggests to us that many companies can increase production without any additional investment in their business, and in most cases the incremental revenue will drop right to the bottom line.

Health Care, which had been a rewarding area for many growth investors throughout the last year, cooled down some in the fourth quarter. We made good sell decisions in stocks like Lifepoint Hospitals, especially in light of the news on large-cap hospital company Tenet Healthcare, which is under investigation for aggressive Medicare billing.

We, therefore, are focused on more secular growth opportunities. A good example is Pharmaceutical Product Development, Inc., which provides drug development and discovery services to biotechnology and pharmaceutical companies. In short, the company provides a range of services to get drugs through the various phases of the FDA approval process, and then into the marketplace. The company enjoys strong organic growth; earnings were up 30% last year and we think they can increase another 25%-30% in 2003. Trading at 17x our earnings estimate for 2003, the stock is trading at a very attractive price.

OUTLOOK

Few equity investors were sad to see 2002 end. The market wrung the excess out of the economy, and in our view overreacted in the face of what we think is a slowly improving economy. Nonetheless the market has the last vote, and it voted strongly against our investment style, and many of our stock selections last year. However, the market has abandoned this segment before: in 1994, when Cisco router growth slowed, all technology stocks faltered but resurrected when Netscape went public in 1995. In 1998, when the Asian crisis occurred, semiconductor and networking stocks collapsed but lifted briskly in 1999 as the Internet boom cycle ignited. We are more confident of one eventual outcome. At some point in the future, as they always have in the past, investors will dramatically extend their time horizons, pushing up small-cap growth valuations to historically consistent ranges. We look forward to better results ahead.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF RS INVESTMENT MANAGEMENT, L.P., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN EMERGING GROWTH EQUITY FUND,
AND THE RUSSELL 2000 GROWTH INDEX

            EMERGING GROWTH EQUITY FUND  RUSSELL 2000 GROWTH INDEX
10/1/99                         $10,000                    $10,000
10/31/99                        $11,610                    $10,362
11/30/99                        $13,900                    $11,458
12/31/99                        $17,490                    $13,477
1/31/2000                       $17,560                    $13,352
2/29/2000                       $23,190                    $16,458
3/31/2000                       $20,100                    $14,728
4/30/2000                       $15,770                    $13,241
5/31/2000                       $13,930                    $12,082
6/30/2000                       $18,390                    $13,643
7/31/2000                       $16,180                    $12,473
8/31/2000                       $17,450                    $13,786
9/30/2000                       $16,620                    $13,101
10/31/2000                      $14,720                    $12,037
11/30/2000                      $11,380                     $9,852
12/31/2000                      $12,220                    $10,454
1/31/2001                       $12,689                    $11,301
2/28/2001                       $10,346                     $9,752
3/31/2001                        $9,100                     $8,865
4/30/2001                       $10,753                     $9,950
5/31/2001                       $10,691                    $10,181
6/30/2001                       $11,295                    $10,458
7/31/2001                       $10,445                     $9,566
8/31/2001                        $9,692                     $8,969
9/30/2001                        $7,781                     $7,522
10/31/2001                       $8,558                     $8,245
11/30/2001                       $9,384                     $8,934
12/31/2001                      $10,041                     $9,490
1/31/2002                        $9,584                     $9,152
2/28/2002                        $8,449                     $8,560
3/31/2002                        $9,103                     $9,304
4/30/2002                        $8,585                     $9,102
5/31/2002                        $7,981                     $8,570
6/30/2002                        $7,228                     $7,844
7/31/2002                        $6,032                     $6,638
8/31/2002                        $5,884                     $6,635
9/30/2002                        $5,427                     $6,156
10/31/2002                       $5,736                     $6,467
11/30/2002                       $6,463                     $7,108
12/31/2002                       $5,834                     $6,618

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                               SINCE INCEPTION  VALUE OF $10,000 INVESTMENT
                                     ONE YEAR      10/1/99            AS OF 12/31/02
-------------------------------------------------------------------------------------------
Emerging Growth Equity Fund          (41.89)%     (15.27)%                $5,834
Russell 2000 Growth Index            (30.26)%     (11.91)%                $6,618

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT, INC.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2002, the LSA Aggressive Growth Fund returned -31.59%. By comparison, the Russell Midcap Growth Index, the Fund's benchmark, returned -27.41% for the same period.

The year 2002 was another difficult one for stocks as major market indices turned in negative returns for the third consecutive year. Global tensions, mistrust of corporate financial statements and continued economic uncertainty contributed to poor market sentiment. Despite a strong fourth quarter rally, stocks were unable to muster a recovery.

Over the course of the year, the Fund benefited from its avoidance of Utility stocks and its underweighting in Telecommunication services. Both sectors suffer from too much debt and poor pricing power. Within the Telecommunications sector, strong stock selection was a positive contributor to the Fund's return.

Stock selection in the Healthcare sector was also strong and contributed to the Fund's performance. An underweighting in Technology was somewhat beneficial; however, the extent of that sector's decline combined with the performance of individual portfolio holdings resulted in an overall negative impact on the Fund relative to its benchmark.

While mid cap stocks performed well in 2001 on a relative basis, large cap stocks took the lead during much of 2002 and the Fund's underweighting detracted from performance. Valuations of mid cap stocks currently appear attractive to us and we believe this could bode well for future performance, as the Fund has a significant weighting in mid cap stocks.

The Fund continues to seek companies with rising earnings expectations and rising valuations. Finding suitable opportunities was challenging as few stocks displayed both characteristics and many displayed neither.

Given the market's high volatility level in 2002, we diligently attempted to moderate the portfolio's risk by keeping sector weightings roughly in line with the market, by maintaining a high level of diversification, and by holding a larger than normal number of companies in the portfolio. This proved to be prudent given the number of high profile poor performers in sectors such as Telecommunications and Media.

We continued to avoid the lower quality stocks that led the market in the fourth quarter, because they typically do not have the financial strength of the companies that we like to own. We prefer companies that generate their own cash flow and don't rely solely on the markets or banks for financing.

OUTLOOK

Economic data released in the middle of the fourth quarter was generally more favorable, helping to squelch worries about a double dip recession in the U.S., and the Federal Reserve Board's (the "Fed") November rate cut provided additional positive news. However, there is still a risk that consumer spending will slow or that corporate spending will not accelerate in the coming year. In addition, continuing global tensions have continued to weigh on the markets. While we are cautiously optimistic, we believe that economic growth, corporate profits, and stock price returns will be modest.

As long as the market is plagued by uncertainty, we expect to maintain the portfolio's sector-neutral diversification. We anticipate increasing our focus on attractively valued smaller cap companies and are optimistic that such as strategy will likely be beneficial, given that smaller companies are more nimble, are likely to benefit more from today's cheap bank financing, and have tended to outperform in past economic recoveries.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF VAN KAMPEN ASSET MANAGEMENT, INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN AGGRESSIVE GROWTH FUND,
AND THE RUSSELL MIDCAP GROWTH INDEX

            AGGRESSIVE GROWTH FUND  RUSSELL MIDCAP GROWTH INDEX
8/14/2001                  $10,000                      $10,000
8/31/2001                   $9,560                       $9,598
9/30/2001                   $8,230                       $8,012
10/31/2001                  $8,590                       $8,854
11/30/2001                  $9,140                       $9,807
12/31/2001                  $9,370                      $10,180
1/31/2002                   $8,990                       $9,849
2/28/2002                   $8,570                       $9,291
3/31/2002                   $8,850                      $10,000
4/30/2002                   $8,680                       $9,471
5/31/2002                   $8,450                       $9,188
6/30/2002                   $7,710                       $8,174
7/31/2002                   $6,970                       $7,380
8/31/2002                   $6,920                       $7,354
9/30/2002                   $6,570                       $6,770
10/31/2002                  $6,760                       $7,294
11/30/2002                  $6,820                       $7,865
12/31/2002                  $6,410                       $7,390

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                               SINCE INCEPTION  VALUE OF $10,000 INVESTMENT
                                     ONE YEAR      8/14/01            AS OF 12/31/02
-------------------------------------------------------------------------------------------
Aggressive Growth Fund               (31.59)%     (27.49)%                $6,410
Russell Midcap Growth Index          (27.41)%     (19.64)%                $7,390

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC

PERFORMANCE REVIEW

Fear was in abundance during the year as the markets reacted to accounting irregularities, corporate scandals and tensions in the Middle East by sending stocks to their lowest levels in nearly six years. Underpinning the pessimism was a "stop and start" economic recovery whose few signs of strength were limited to housing and automobile sales. Surprisingly, even as consumer confidence, retail sales and manufacturing experienced alarming drops late in the period, stocks moved dramatically higher. Better-than-expected company earnings and a 50-basis-point rate cut by the Federal Reserve Board (the "Fed") seemed to lift investor's spirits. However, these gains were almost as quickly given back as rising oil prices and geopolitical tensions spooked investors. In this uneven environment, the LSA Capital Appreciation Fund declined -28.66% during the 12-month period ending December 31, 2002, trailing its benchmark, the S&P 500 Index, which lost -22.10%.

The Fund's relative underperformance during the year can be summed up in two words: Cisco Systems. We began trimming the Fund's holdings in the computer-networking equipment maker during the third quarter after specific fundamental and anecdotal data suggested the company faced further business challenges ahead. Unfortunately, we sold a large block of stock just before Cisco's shares jumped 40% higher. To say this decision was ill-timed is an understatement. However, Cisco later lowered its fourth-quarter earnings forecast, confirming our initial outlook for the company.

Longtime holding Liberty Media also worked against us. The cable and media giant has been a laggard for most of the year. However, Liberty showed renewed vigor late in the period as investor sentiment surrounding cable companies and the prospects for advertising spending brightened considerably.

Companies that positively impacted our performance included Forest Laboratories and eBay. Forest Laboratories benefited from a healthcare industry that proved resilient for most of the year as well as strong sales of its anti-depressant drug Celexa and a positive reception for its successor drug, Lexapro.

Meanwhile, the world's biggest online commerce company, eBay, reported solid results for its recent quarter. Though waning consumer spending may present some challenges, the company's category expansion strategy, namely in its automobile and real estate segments as well as in its international businesses, should create solid future growth prospects.

OUTLOOK

We are continuing to emphasize companies that, first and foremost, can meet or beat their earnings expectations. Those with substantial cash flow, compelling valuations and share buyback programs in place also make our list. While we are scouring the globe looking for businesses with solid growth prospects, we are finding that they are few and far between. For this reason, the Fund's cash position is hovering in the 13% to 18% range; a level we intend to maintain until we gain some confidence the economy is indeed on the road to recovery.

We believe the economy would be well along that road if not for the looming threat of a U.S. war with Iraq. Even though consumers possess the income, they have grown increasingly cautious in their spending habits. Companies, too, are more cautious. In this short-term-oriented market environment, we are pleased to see the Fund's stocks participate on up days and hold their own on down days. Our challenge going forward, then, is to stay the course.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF JANUS CAPITAL MANAGEMENT LLC, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN CAPITAL APPRECIATION FUND,
AND THE S&P 500 INDEX

            CAPITAL APPRECIATION FUND  S&P 500 INDEX
8/14/2001                     $10,000        $10,000
8/31/2001                      $9,330         $9,559
9/30/2001                      $7,790         $8,787
10/31/2001                     $8,470         $8,955
11/30/2001                     $9,650         $9,642
12/31/2001                     $9,840         $9,726
1/31/2002                      $9,520         $9,584
2/28/2002                      $8,900         $9,399
3/31/2002                      $9,400         $9,753
4/30/2002                      $8,510         $9,162
5/31/2002                      $8,480         $9,095
6/30/2002                      $7,630         $8,447
7/31/2002                      $6,990         $7,789
8/31/2002                      $7,110         $7,840
9/30/2002                      $6,640         $6,988
10/31/2002                     $7,080         $7,603
11/30/2002                     $7,420         $8,050
12/31/2002                     $7,020         $7,577

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      8/14/01             AS OF 12/31/02
---------------------------------------------------------------------------------------------
Capital Appreciation Fund            (28.66)%     (22.57)%                 $7,020
S&P 500 Index                        (22.10)%     (18.17)%                 $7,578

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST FOCUSED EQUITY FUND
ADVISED BY: VAN KAMPEN

PERFORMANCE REVIEW

During the 12-month period ending December 31, 2002, the LSA Focused Equity Fund returned -29.81%, underperforming its primary benchmark, the S&P 500 Index, which returned -22.10%, and its secondary benchmark, the Russell 1000 Growth Index, which returned -27.88%.

Security selection and sector allocation both detracted from performance relative to the S&P 500 Index. Of particular note, security selection was weak in Consumer Discretionary and Industrials. Retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years. Home Depot has seen its momentum slow this year due to increased competition from Lowe's. Home Depot remains the leading home improvement retailer. The company remains very profitable and is capable of generating huge free cash flow. The company also has an ongoing share buyback program. Despite its dominant position among discount retailers, Wal-Mart found that it is not immune to the effects of slower consumer spending. BJ's Wholesale Clubs experienced sluggish sales and disappointing results of new market locations. BJ's has been adversely impacted by the increased pricing competition in the supermarket industry. Industrial performance was dragged down by Tyco and General Electric. Tyco is an industrial conglomerate that was in the wake of Enron-related fears and comprised of a number of seemingly valuable businesses. Our portfolio managers liquidated the position during January when company management was considering spin-offs of the individual businesses. We viewed the diversified businesses as attractive. Spin-offs would only dilute shareholder value. General Electric experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. The other units of the company were not able to offset these events.

In terms of allocation, three sectors figured prominently in our underperformance. Our underweight to Energy detracted from performance. We found growth opportunities in exploration and production companies which we view as a hedge given the possibility of war. Baker Hughes is an attractive investment opportunity due to its deep sea drilling capabilities. The underweight to Financials had an adverse impact on performance. We favor diversified financial companies that demonstrate growth opportunities. Freddie Mac is an example of a company that experienced exceptional growth in 2002 due to the mortgage refinance boom as a result of lower interest rates. Citigroup had its fair share of negative news headlines. In spite of these events we continue to believe that this company is well positioned for growth. Our overweight to Information Technology detracted from relative performance. It was widely viewed that technology companies were poised for a second half recovery. Unfortunately businesses chose to hold on to their capital and postponed technology spending. Microsoft, Dell, Cisco, Intel, and IBM represent the largest percentage of our technology investment. We believe these dominant players will continue to take market share from their smaller rivals and are well positioned to benefit from a recovery in technology

Health Care represented the heaviest weight in the portfolio and largest bet relative to the benchmark. In our view, pharmaceutical and biotechnology companies have compelling growth prospects. We take a portfolio approach to investing in this space by owning a number of companies. In pharmaceuticals we monitor the effectiveness of drug therapies and their market share. Pharmaceutical companies are also evaluated on the basis of their product pipeline in order to assess future growth potential. In biotechnology, we evaluate each drug's probability of success. Our overweight to Health Care proved positive, however, security selection detracted from relative performance. Pfizer's shares have been weak on concerns regarding its merger with Pharmacia and a Neurontin (Epilepsy) patent challenge. Idec Pharmaceuticals has experienced a slower than expected rollout of its Zevalin (Non Hodgkins Lymphoma) drug therapy. Wyeth declined on news concerning side effects from long-term use of its hormone replacement therapy (Prempro).

OUTLOOK

We see signs of stabilization and are cautiously optimistic the economic recovery will continue. Recent data on purchasing activity are encouraging and we see early stage positives in areas such as advertising. The consumer has slowed somewhat but has not rolled, and in our view what needs to unfold to sustain the recovery is a pickup in corporate spending. At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general. We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the portfolio in anticipation of a recovery.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF VAN KAMPEN, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN FOCUSED EQUITY FUND,
THE S&P 500 INDEX, AND THE RUSSELL 1000 GROWTH INDEX

            FOCUSED EQUITY FUND  S&P 500 INDEX  RUSSELL 1000 GROWTH INDEX
10/1/99                 $10,000        $10,000                    $10,000
10/31/99                $10,480        $10,632                    $10,717
11/30/99                $11,010        $10,848                    $11,295
12/31/99                $12,070        $11,486                    $12,470
1/31/2000               $11,890        $10,909                    $11,885
2/29/2000               $12,150        $10,703                    $12,466
3/31/2000               $13,520        $11,749                    $13,359
4/30/2000               $12,880        $11,396                    $12,723
5/31/2000               $12,220        $11,162                    $12,082
6/30/2000               $12,820        $11,437                    $12,998
7/31/2000               $12,660        $11,259                    $12,456
8/31/2000               $13,480        $11,958                    $13,584
9/30/2000               $12,370        $11,326                    $12,299
10/31/2000              $12,160        $11,278                    $11,717
11/30/2000              $10,870        $10,390                     $9,990
12/31/2000              $10,643        $10,441                     $9,674
1/31/2001               $11,133        $10,811                    $10,342
2/28/2001                $9,735         $9,826                     $8,586
3/31/2001                $8,671         $9,204                     $7,652
4/30/2001                $9,652         $9,918                     $8,620
5/31/2001                $9,683         $9,985                     $8,493
6/30/2001                $9,453         $9,742                     $8,296
7/31/2001                $9,203         $9,646                     $8,089
8/31/2001                $8,566         $9,043                     $7,427
9/30/2001                $8,045         $8,313                     $6,686
10/31/2001               $8,337         $8,471                     $7,037
11/30/2001               $9,067         $9,121                     $7,712
12/31/2001               $9,000         $9,201                     $7,698
1/31/2002                $8,780         $9,067                     $7,562
2/28/2002                $8,467         $8,892                     $7,248
3/31/2002                $8,707         $9,226                     $7,499
4/30/2002                $8,039         $8,667                     $6,887
5/31/2002                $7,903         $8,604                     $6,720
6/30/2002                $7,298         $7,991                     $6,099
7/31/2002                $6,671         $7,368                     $5,763
8/31/2002                $6,661         $7,416                     $5,781
9/30/2002                $5,982         $6,611                     $5,181
10/31/2002               $6,557         $7,192                     $5,656
11/30/2002               $6,870         $7,615                     $5,963
12/31/2002               $6,316         $7,168                     $5,552

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      10/1/99             AS OF 12/31/02
---------------------------------------------------------------------------------------------
Focused Equity Fund                  (29.81)%     (13.17)%                 $6,316
S&P 500 Index                        (22.10)%      (9.72)%                 $7,168
Russell 1000 Growth Index            (27.88)%     (16.54)%                 $5,552

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY

PERFORMANCE REVIEW

In 2002, the broad market finished in negative territory for the third consecutive year. Investors' uneasiness with the situation in the Middle East, deteriorating domestic economic activity and corporate scandals contributed to the market's malaise. In this environment, LSA Diversified Mid-Cap Fund posted a loss of -19.25% for the 12-month period ending December 31, 2002, and trailed its benchmark, the Russell Midcap Index, which returned -16.19%.

Poor security selection within the Industrials sector was the primary reason for the portfolio's underperformance. Specifically, security selection within the airline industry hurt, as these companies battled heavy debt loads and the ongoing threat of bankruptcy. Conversely, underweighting Health Care helped, as many biotechnology stocks declined sharply due to unfavorable clinical trial data.

In the fourth quarter of 2002, the broad market was highly volatile but finished in positive territory. Compelling stock valuations and a brighter earnings outlook for corporate America were the key drivers for the market rally. During this period, LSA Diversified Mid-Cap Fund underperformed its benchmark, the Russell Midcap Index, despite posting positive returns. Security selection within the Information Technology sector, particularly among hardware and equipment companies, was the primary reason the portfolio underperformed during the quarter. Security selection within the Utilities and Consumer Durables groups also detracted from results. On the flip side, underweighting Consumer Discretionary stocks helped, as did astute security selection within the Financials sector.

OUTLOOK

The Fund's strategy remains focused on identifying stocks with improving fundamentals that offer high-quality earnings at reasonable prices. Both short-term and long-term earnings growth will be considered as well as a security's valuation level. Stock-by-stock portfolio construction using Fidelity's extensive research capabilities will continue to drive investment decisions.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF FIDELITY MANAGEMENT & RESEARCH COMPANY, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN DIVERSIFIED MID-CAP FUND,
AND THE RUSSELL MIDCAP INDEX

            DIVERSIFIED MID-CAP FUND  RUSSELL MIDCAP INDEX
8/14/2001                    $10,000               $10,000
8/31/2001                     $9,800                $9,747
9/30/2001                     $8,540                $8,571
10/31/2001                    $8,940                $8,911
11/30/2001                    $9,650                $9,657
12/31/2001                   $10,047               $10,045
1/31/2002                    $10,017                $9,985
2/28/2002                     $9,936                $9,879
3/31/2002                    $10,387               $10,472
4/30/2002                    $10,287               $10,269
5/31/2002                    $10,167               $10,153
6/30/2002                     $9,506                $9,472
7/31/2002                     $8,556                $8,548
8/31/2002                     $8,586                $8,594
9/30/2002                     $7,745                $7,801
10/31/2002                    $8,035                $8,196
11/30/2002                    $8,486                $8,765
12/31/2002                    $8,113                $8,419

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      8/14/01             AS OF 12/31/02
---------------------------------------------------------------------------------------------
Diversified Mid-Cap Fund             (19.25)%     (14.03)%                 $8,113
Russell MidCap Index                 (16.19)%     (11.69)%                 $8,419

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

PERFORMANCE REVIEW

Economic concerns, investor uneasiness over ongoing global tensions, and mistrust of corporate financial statements cast a pall over U.S. and global equity markets in 2002. Despite a strong rally in October and November, the markets were unable to stage a recovery and provided a negative return for the third consecutive year.

In this environment, the LSA Mid Cap Value Fund returned -7.49%, outperforming its benchmark, the Russell Midcap Value Index which returned -9.64% and the Russell Midcap Index which returned -16.19% for the 12-month period ending December 31, 2002.

The portfolio's best relative performing sectors for the year were Consumer Staples, where we were underweighted and Industrials where we were overweighted. Our stock selection in these sectors drove the portfolio's strong relative performance for the year.

The sectors that detracted most from the portfolio's return were Utilities and Telecommunications Services. Though we were underweighted in both areas, overall weakness in each group and the poor performance of several of our individual holdings negatively impacted the portfolio. Telecommunications and utility companies generally suffered from too much debt and poor pricing power throughout the year. We did see some improvement in pricing power for telecommunication companies in the middle of the fourth quarter and this could be an indication of improving performance from these companies.

During the course of the year, we made a number of adjustments to the portfolio based on our evaluations of individual companies. We eliminated several utility companies, thus reducing the percentage of the portfolio committed to that sector. We think Utilities still faces substantial challenges, and though there could be some opportunities among these stocks longer term, we believe it is too early to commit additional capital to the sector. The Fund's allocations to Telecommunications, Information Technology, Materials, and Energy were also reduced, while allocations to Financial companies and Consumer Discretionary companies rose.

Our sector allocations result from our bottom-up stock analysis, rather than a top down emphasis on sector selection. Changes to our allocations depend on where we are finding the most attractive stocks. In our view, no particular sector is yielding significantly more opportunities than another at the present time. However, we have been seeing better opportunities among mid cap stocks than we found early in 2002. This area of the market had performed relatively well in 2001, making it difficult to identify attractively valued stocks. However, after the first quarter of 2002, large and small-cap stocks generally performed better than mid cap stocks, creating a more favorable buying environment for us.

OUTLOOK

Our outlook for mid cap stocks and for the Fund is fairly favorable going forward. Overall we think the market could remain volatile amid continuing global uncertainty and the possibility that reduced consumer spending could hamper the economic recovery. We don't expect a strong rebound, because of the weak recovery in corporate earnings. However, we think valuations in mid cap companies are attractive and believe that bodes well for their potential performance in the year ahead. In this environment, we expect to position the portfolio somewhat conservatively, emphasizing a mix of defensive stocks and stocks that we believe may be positioned to benefit from a recovery

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF VAN KAMPEN ASSET MANAGEMENT INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN MID CAP FUND,
THE RUSSELL MIDCAP INDEX, AND THE RUSSELL MIDCAP VALUE INDEX

            MID CAP VALUE FUND  RUSSELL MIDCAP INDEX  RUSSELL MIDCAP VALUE INDEX
8/14/2001              $10,000               $10,000                     $10,000
8/31/2001               $9,940                $9,747                      $9,832
9/30/2001               $8,980                $8,571                      $8,894
10/31/2001              $9,440                $8,911                      $8,941
11/30/2001             $10,270                $9,657                      $9,567
12/31/2001             $10,707               $10,045                      $9,964
1/31/2002              $10,747                $9,985                     $10,065
2/28/2002              $10,978                $9,879                     $10,228
3/31/2002              $11,781               $10,472                     $10,751
4/30/2002              $11,620               $10,269                     $10,744
5/31/2002              $11,520               $10,153                     $10,728
6/30/2002              $10,737                $9,472                     $10,249
7/31/2002               $9,523                $8,548                      $9,245
8/31/2002               $9,693                $8,594                      $9,353
9/30/2002               $8,941                $7,801                      $8,409
10/31/2002              $9,653                $8,196                      $8,676
11/30/2002             $10,075                $8,765                      $9,222
12/31/2002              $9,905                $8,419                      $9,003

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      8/14/01            AS OF 12/31/2002
---------------------------------------------------------------------------------------------
Mid Cap Value Fund                    (7.49)%      (0.69)%                 $9,905
Russell MidCap Index                 (16.19)%     (11.69)%                 $8,419
Russell MidCap Value Index            (9.64)%      (7.31)%                 $9,003

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW

For the 12-months ended December 31, 2002, the LSA Growth Equity Fund posted a total return of -24.37%, underperforming the S&P 500 Index benchmark, which returned -22.10%. However, the Fund's annualized since inception (10/01/99) return was -9.71%, flat compared against the -9.72% return of the S&P 500 Index.

Poor performance in both the Media & Communication and Health Care sectors detracted from results. The weakest companies in these areas included AOL Time Warner, Inc., Crown Castle Int'l Corp., Wyeth, and Bristol-Myers Squibb Co. The Fund benefited from strong stock selection within the Technology group. The most notable performers included Dell Computer Corp. and Intuit, Inc. We added additional value in the Consumer Staples area, where a number of holdings performed well this year. For example, Procter & Gamble Co., Energizer
Holdings, Inc., and Avon Products, Inc. enhanced relative results versus the benchmark.

OUTLOOK

After a third straight year of market declines, many anticipate a more favorable environment for U.S. equity investing in 2003. Throughout the downturn, U.S. companies have been plagued by an abrupt economic slowdown and deterioration in investor confidence. During the past couple of years, a convergence of negative factors led to the prolonged decline in stock prices. As the economy emerges from its downturn, U.S. businesses could begin to produce earnings that may exceed the market's expectations. Although valuations have been compressed, we believe high operating leverage and increased market share could lead to strong stock price performance for the Fund's holdings.

There are an increasing number of signs that the economy is recovering as evidenced by Gross Domestic Product ("GDP") growth, however, investors have questioned the timing and pace of the rebound. Our team does not attempt to predict this time frame, as we are intently focused on the compounding growth that could occur in the companies we hold over the long term.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF GOLDMAN SACHS ASSET MANAGEMENT, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN GROWTH EQUITY FUND,
AND THE S&P 500 INDEX

            GROWTH EQUITY FUND  S&P 500 INDEX
10/1/99                $10,000        $10,000
10/31/99               $10,850        $10,632
11/30/99               $11,120        $10,848
12/31/99               $12,080        $11,486
1/31/2000              $11,499        $10,909
2/29/2000              $11,309        $10,703
3/31/2000              $12,350        $11,749
4/30/2000              $11,979        $11,396
5/31/2000              $11,729        $11,162
6/30/2000              $12,340        $11,437
7/31/2000              $12,100        $11,259
8/31/2000              $12,730        $11,958
9/30/2000              $12,080        $11,326
10/31/2000             $11,989        $11,278
11/30/2000             $11,129        $10,390
12/31/2000             $11,061        $10,441
1/31/2001              $11,424        $10,811
2/28/2001              $10,324         $9,826
3/31/2001               $9,577         $9,204
4/30/2001              $10,459         $9,918
5/31/2001              $10,490         $9,985
6/30/2001              $10,272         $9,742
7/31/2001              $10,013         $9,646
8/31/2001               $9,349         $9,043
9/30/2001               $8,591         $8,313
10/31/2001              $8,747         $8,471
11/30/2001              $9,421         $9,121
12/31/2001              $9,484         $9,201
1/31/2002               $9,235         $9,067
2/28/2002               $9,038         $8,892
3/31/2002               $9,287         $9,226
4/30/2002               $8,591         $8,667
5/31/2002               $8,550         $8,604
6/30/2002               $7,886         $7,991
7/31/2002               $7,346         $7,368
8/31/2002               $7,377         $7,416
9/30/2002               $6,620         $6,611
10/31/2002              $7,305         $7,192
11/30/2002              $7,689         $7,615
12/31/2002              $7,173         $7,168

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      10/1/99             AS OF 12/31/02
---------------------------------------------------------------------------------------------
Growth Equity Fund                   (24.37)%      (9.71)%                 $7,173
S&P 500 Index                        (22.10)%      (9.72)%                 $7,168

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.

PERFORMANCE REVIEW

During the 12-month period ending December 31, 2002, the LSA Blue Chip Fund returned -26.20%. The Fund slightly underperformed its benchmark, the S&P 500 Index, which posted a return of -22.10%. The Fund puts emphasis on stocks with quality earnings-growth potential, which have been out of favor in this market environment. The Russell 1000 Growth Index posted a return of -27.88% versus the Russell 1000 Value Index, which posted a return of -15.52% for the year.

Strong stock selection and an underweight position in the Telecommunication Services sector was the largest positive contributor to relative performance. Stock selection in the Energy sector was also a positive contributor to relative performance. Detractors from relative performance include stock selection in the Consumer Discretionary, Financials, and Industrials sectors. An overweight position in the Information Technology sector also detracted from relative performance as market-leading companies remained under pressure.

Managers continue to focus on market-leading companies across all market sectors and believe that as the economy recovers, these traditionally high-valuation investments should come back into favor. As corporate earnings begin to increase again, and investor confidence grows, the underlying fundamentals of these high-quality companies will again make these attractive investments. Late in the year, the portfolio benefited as the market began to recognize and reward the market-leading companies the portfolio holds. Managers believe the portfolio is well positioned for the economic recovery ahead in 2003.

OUTLOOK

Although economic growth has slowed recently, and concern over geopolitical risks and corporate governance issues may persist, the recovery in the economy and the financial markets is expected to continue into 2003. At its November 6 meeting, the Federal Reserve Board (the "Fed") cut the Federal Funds Target rate by 50 basis points to 1.25%, its lowest level in over 40 years. This low interest rate environment should help to sustain strength in consumer spending, providing continued support for Gross Domestic Product ("GDP") growth. Additionally, improvements in corporate profits are expected to promote increases in capital spending, which should provide additional fuel for growth in the long run. Finally, a fiscal stimulus package proposed by the Bush administration, if passed, should also contribute to the strength of the economy in the New Year.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF A I M CAPITAL MANAGEMENT, INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN BLUE CHIP FUND,
AND THE S&P 500 INDEX

            BLUE CHIP FUND  S&P 500 INDEX
8/14/2001          $10,000        $10,000
8/31/2001           $9,400         $9,559
9/30/2001           $8,550         $8,787
10/31/2001          $8,880         $8,955
11/30/2001          $9,610         $9,642
12/31/2001          $9,620         $9,726
1/31/2002           $9,420         $9,584
2/28/2002           $9,090         $9,399
3/31/2002           $9,460         $9,753
4/30/2002           $8,760         $9,162
5/31/2002           $8,560         $9,095
6/30/2002           $7,980         $8,447
7/31/2002           $7,420         $7,789
8/31/2002           $7,470         $7,840
9/30/2002           $6,730         $6,988
10/31/2002          $7,310         $7,603
11/30/2002          $7,530         $8,050
12/31/2002          $7,100         $7,577

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                               SINCE INCEPTION:  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      8/14/01              AS OF 12/31/02
----------------------------------------------------------------------------------------------
Blue Chip Fund                       (26.20)%      (21.93)%                 $7,100
S&P 500 Index                        (22.10)%      (18.17)%                 $7,578

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.

PERFORMANCE REVIEW

For the 12-month period ending December 31, 2002, the LSA Disciplined Equity Fund returned -25.26% underperforming its benchmark, the S&P 500 Index, which posted a -22.10% decline.

Following a strong end to 2001, the Fund began 2002 on a difficult note in January. Stock selection was mixed across sectors with Health Services and Systems, Utilities and Network Technology among the sectors in which stock selection contributed most positively to performance. Difficulties within Industrial Cyclicals, Services and Telecommunications, however, detracted from results. While strong stock selection within the Network Technology, Software and Services, and Consumer Staple sectors benefited performance as the year progressed; the gains were negated by difficulties within Industrial Cyclicals, Energy, and Pharmaceuticals.

The Fund's difficulties continued through September, though investments in Capital Markets, Software and Service and Utilities sectors added value and helped soften losses from holdings in the Finance, Retail and Health Service and Systems industries. At the end of the reporting period, however, the Fund slightly outperformed its benchmark for the month of December, returning -5.86% vs. -5.87% for the S&P 500 Index. Strong stock selection within the Health, Capital Markets, and System Hardware sectors benefited performance.

OUTLOOK

Stock prices, although hardly cheap on a valuation basis, are considerably less expensive than they were a few years ago. While geopolitical risks are a wild card, and are likely to keep investors cautious in the near term, a resolution of current problems would likely turn 2003 into the first positive year in four for U.S. equity investors.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF THE J.P. MORGAN INVESTMENT MANAGEMENT INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN DISCIPLINED EQUITY FUND,
AND THE S&P 500 INDEX

            DISCIPLINED EQUITY FUND  S&P 500 INDEX
10/1/99                     $10,000        $10,000
10/31/99                    $10,550        $10,632
11/30/99                    $10,730        $10,848
12/31/99                    $11,173        $11,486
1/31/2000                   $10,591        $10,909
2/29/2000                   $10,340        $10,703
3/31/2000                   $11,364        $11,749
4/30/2000                   $10,982        $11,396
5/31/2000                   $10,701        $11,162
6/30/2000                   $11,033        $11,437
7/31/2000                   $10,832        $11,259
8/31/2000                   $11,474        $11,958
9/30/2000                   $10,782        $11,326
10/31/2000                  $10,792        $11,278
11/30/2000                   $9,858        $10,390
12/31/2000                   $9,939        $10,441
1/31/2001                   $10,356        $10,811
2/28/2001                    $9,379         $9,826
3/31/2001                    $8,769         $9,204
4/30/2001                    $9,512         $9,918
5/31/2001                    $9,613         $9,985
6/30/2001                    $9,390         $9,742
7/31/2001                    $9,308         $9,646
8/31/2001                    $8,708         $9,043
9/30/2001                    $7,894         $8,313
10/31/2001                   $8,057         $8,471
11/30/2001                   $8,688         $9,121
12/31/2001                   $8,759         $9,201
1/31/2002                    $8,555         $9,067
2/28/2002                    $8,362         $8,892
3/31/2002                    $8,667         $9,226
4/30/2002                    $8,076         $8,667
5/31/2002                    $7,994         $8,604
6/30/2002                    $7,372         $7,991
7/31/2002                    $6,801         $7,368
8/31/2002                    $6,832         $7,416
9/30/2002                    $6,057         $6,611
10/31/2002                   $6,567         $7,192
11/30/2002                   $6,954         $7,615
12/31/2002                   $6,547         $7,168

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      10/1/99             AS OF 12/31/02
---------------------------------------------------------------------------------------------
Disciplined Equity Fund              (25.26)%     (12.21)%                 $6,547
S&P 500 Index                        (22.10)%      (9.72)%                 $7,168

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC

PERFORMANCE REVIEW

For the 12-month period ending December 31, 2002, the LSA Value Equity Fund returned -22.17% compared to its benchmarks, the S&P 500 Index's return of -22.10%, and the Lipper Large Value Index's return of -19.68%.

We believe that 2002 was a year that most investors would like to forget. In our opinion, the Fund had a challenging year. Although the Fund avoided many of the high-profile "blow-ups," we feel that several companies that the Fund did own were dragged in sympathy. We believe that the Fund's underperformance relative to its peer group was primarily due to security selection in the Utilities sector.

In the Utilities sector, the Fund's exposure to El Paso Corporation and the Williams Companies penalized our performance. El Paso and Williams both have merchant energy operations, which came under a great deal of scrutiny from regulatory authorities, politicians, and rating agencies in the past year. The Fund sold its Williams position in the early summer but continued to hold El Paso due to what we felt was its stronger balance sheet and more attractive asset profile. In the fourth calendar quarter however, despite what we felt was El Paso's favorable valuation, we decided to exit the position due to the heightened risk profile.

The Fund's Technology holdings also hurt performance this year. Throughout the spring and summer, we continued to add modestly to the Fund's technology positions. In addition to valuation, our focus was on companies with a market leadership position and a strong balance sheet. We recognized that these stocks could see further downside, but we wanted to position the Fund to outperform if these stocks recovered. This strategy paid off in the fourth quarter as the Technology sector rallied, but not enough to offset the underperformance earlier in the year. We reduced the Fund's Technology holdings in the fourth quarter due to increased valuations.

Healthcare proved to be a bright spot in the Fund this year. Three of the Fund's top five contributors came from the pharmaceutical industry, including Pharmacia, Novartis and Eli Lilly. Pharmacia benefited from a takeover offer from Pfizer, which the Fund also owned. We are excited about the prospects of this merger and the Fund continues to own shares in both companies. In the summer, we added to the Fund's Healthcare exposure as some of the drug stocks reached multi-year valuation lows. As those valuations recovered in the fall, we took profits in Novartis and Eli Lilly. We still favor the Healthcare sector.

OUTLOOK

Given current interest rate levels and equity market valuations, we continue to have a positive outlook on the U.S. equity market. However, we will continue to monitor consumer data carefully. We believe that the consumer has sustained the economic recovery thus far, and the question remains, how much longer the consumer can continue doing so.

We feel that possible future stimulative measures proposed by the administration, coupled with the historically low Federal Funds rate, should help foster continued economic growth. Although geopolitical events could lead to further equity market volatility, we believe the Fund is well positioned in the current market environment.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF SALOMON BROTHERS ASSET MANAGEMENT INC, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN VALUE EQUITY FUND,
AND THE S&P 500 INDEX

            VALUE EQUITY FUND  S&P 500 INDEX
10/1/99               $10,000        $10,000
10/31/99              $10,300        $10,632
11/30/99              $10,550        $10,848
12/31/99              $10,756        $11,486
1/31/2000             $10,456        $10,909
2/29/2000             $10,145        $10,703
3/31/2000             $11,227        $11,749
4/30/2000             $11,137        $11,396
5/31/2000             $11,597        $11,162
6/30/2000             $11,728        $11,437
7/31/2000             $11,577        $11,259
8/31/2000             $12,338        $11,958
9/30/2000             $12,178        $11,326
10/31/2000            $12,629        $11,278
11/30/2000            $11,818        $10,390
12/31/2000            $12,408        $10,441
1/31/2001             $13,317        $10,811
2/28/2001             $12,537         $9,826
3/31/2001             $12,007         $9,204
4/30/2001             $12,700         $9,918
5/31/2001             $12,765         $9,985
6/30/2001             $12,299         $9,742
7/31/2001             $12,429         $9,646
8/31/2001             $11,758         $9,043
9/30/2001             $10,664         $8,313
10/31/2001            $10,773         $8,471
11/30/2001            $11,585         $9,121
12/31/2001            $11,803         $9,201
1/31/2002             $11,635         $9,067
2/28/2002             $11,257         $8,892
3/31/2002             $11,847         $9,226
4/30/2002             $11,435         $8,667
5/31/2002             $11,402         $8,604
6/30/2002             $10,277         $7,991
7/31/2002              $9,409         $7,368
8/31/2002              $9,509         $7,416
9/30/2002              $8,195         $6,611
10/31/2002             $8,952         $7,192
11/30/2002             $9,965         $7,615
12/31/2002             $9,186         $7,168

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      10/1/99             AS OF 12/31/02
---------------------------------------------------------------------------------------------
Value Equity Fund                    (22.17)%      (2.58)%                 $9,186
S&P 500 Index                        (22.10)%      (9.72)%                 $7,168

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.

PERFORMANCE REVIEW

During the 12-months ending December 31, 2002, the LSA Basic Value Fund returned -21.70%. The fund slightly outperformed its benchmark, the S&P 500 Index, which posted a return of -22.10% for the same period. The U.S. Equity markets have experienced the worst bear market in over 70 years and continue to be challenged. All ten sectors within the S&P posted large declines for the year.

Strong stock selection in the Consumer Discretionary, Energy, and Health Care sectors and an underweight position in the Information Technology sector contributed positively to relative performance. An overweight position in Industrials, specifically the commercial services industry, detracted from relative performance. Market sensitive industries, such as diversified financials, also contributed to poor relative performance. Poor stock selection in the Consumer Staples sector also hurt relative performance.

Rather than constantly shifting the portfolio to take advantage of minor and relatively uncertain near-term opportunities, fund managers concentrated on major long-term trends. The Fund's investment approach, which is rooted in the belief that companies have a measurable value independent of the market and based on cash flows generated by the business, has led managers to many compelling opportunities. Managers' estimates of the portfolio's discount to intrinsic value continued to be favorable, suggesting a compelling risk-reward opportunity over the next few years. Managers remain confident about the fund given the opportunities presented by the dramatic decline in market values, the durability of business values, and the upside potential and diversification of the existing portfolio.

OUTLOOK

Economic indicators have already begun to show signs of stabilization and point to an impending economic recovery. The Federal Reserve Board (the "Fed") continued in an accommodative mode, lowering the Fed Funds rate in November to 1.25%, the lowest rate in forty years. This low interest rate environment should help to sustain strength in consumer spending, providing continued support for Gross Domestic Product ("GDP") growth. Corporate profits have shown signs of improvement on a year over year basis. New tax reforms, including ending the double taxation of dividends, if passed, may provide much-needed economic stimulus. We expect U.S. GDP to expand in 2003 and the market to advance in anticipation of this improving environment.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF A I M CAPITAL MANAGEMENT, INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN BASIC VALUE FUND,
AND THE S&P 500 INDEX

            BASIC VALUE FUND  S&P 500 INDEX
8/14/2001            $10,000        $10,000
8/31/2001             $9,730         $9,559
9/30/2001             $8,450         $8,787
10/31/2001            $8,630         $8,955
11/30/2001            $9,340         $9,642
12/31/2001            $9,631         $9,726
1/31/2002             $9,561         $9,584
2/28/2002             $9,381         $9,399
3/31/2002            $10,071         $9,753
4/30/2002             $9,721         $9,162
5/31/2002             $9,671         $9,095
6/30/2002             $8,711         $8,447
7/31/2002             $7,811         $7,789
8/31/2002             $7,941         $7,840
9/30/2002             $6,981         $6,988
10/31/2002            $7,431         $7,603
11/30/2002            $8,041         $8,050
12/31/2002            $7,541         $7,577

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      8/14/01             AS OF 12/31/02
---------------------------------------------------------------------------------------------
Basic Value Fund                     (21.70)%     (18.45)%                 $7,541
S&P 500 Index                        (22.10)%     (18.17)%                 $7,578

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST BALANCED FUND
ADVISED BY: OPCAP ADVISORS

PERFORMANCE REVIEW

In a difficult year for the stock market, the LSA Balanced Fund trailed its benchmark (a 60% weighting of the S&P 500 and a 40% weighting of the Merrill Lynch Corporate Master Bond Index), but outperformed the overall market as measured by the S&P 500 Index. During the 12-month period ending December 31, 2002, the Fund's return of -18.30% compared with -9.87% for the benchmark and -22.10% for the S&P 500.

In managing the Fund, the adviser seeks to generate excellent long-term performance and control risk by investing in stocks for capital appreciation and bonds for income. At December 31, 2002, the Fund's investments were allocated 67.4% to stocks, 29.9% to bonds and 2.7% to cash and equivalents.

The stock market's decline in 2002 was broadly based. No sector escaped unscathed. The Fund's results were hurt in particular by its Technology and Telecommunications stocks, two of the market's weakest sectors. The Fund's Industrial Holdings during the year performed well relative to the market.

Citigroup (financial services) was the Fund's top contributor to performance for the year. This stock was purchased during the fourth quarter and the position was maintained as the price advanced. Other contributors to performance included Eli Lilly (pharmaceuticals), which we purchased and sold at a profit during the fourth quarter; Clear Channel Communications (radio broadcasting); Exelon (utilities); and Tyco International (diversified manufacturing company), another timely fourth quarter purchase. The two stocks that detracted most from performance were WorldCom (telecommunications) and El Paso Corp. (natural gas). Both positions have been sold.

Freddie Mac (mortgage securitization), the Fund's largest investment, held up well relative to the market, returning -8.42% versus -13.89% for the financial sector of the S&P 500. We believe the company is poised to deliver record earnings in 2003 for the 12th consecutive year.

The Fund invests in stocks priced below the investment manager's estimate of their intrinsic value. Bank of New York, for instance, was one of the Fund's larger new equity positions in the fourth quarter. The company is focused on high-growth, fee-based businesses including custodial, trustee, and transfer agent and registrar services for corporations and institutional investors. We purchased Tenet Healthcare (hospitals and other healthcare facilities) after the stock was beaten down on the controversy surrounding the company's pricing practices and Medicare reimbursements. Other new positions included UnumProvident (insurance) and Carnival (cruise line).

The Fund's bond holdings performed well, returning +14.89% for the year. The fixed income portion of the Fund is allocated approximately two-thirds to corporate securities and approximately one-third to Treasury notes and bonds.

OUTLOOK

As 2003 begins, the U.S. stock market is coming off one of its worst three-year periods in history. However, even after taking into account the market's severe losses since early 2000, stocks have provided strongly positive returns for those who have invested steadily for the past 10 to 15 years. We believe the three-year sell-off, combined with an improving U.S. economy and increasing corporate productivity, have set the stage for a market upturn.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF OPCAP ADVISORS, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN BALANCED FUND,
THE S&P 500 INDEX, THE MERRILL LYNCH CORP BOND INDEX,
AND A COMPOSITE INDEX*

                                           MERRILL LYNCH
            BALANCED FUND  S&P 500 INDEX  CORP BOND INDEX  COMPOSITE INDEX
10/1/99           $10,000        $10,000          $10,000          $10,000
10/31/99          $10,480        $10,632          $10,079          $10,411
11/30/99          $10,430        $10,848          $10,097          $10,545
12/31/99          $10,340        $11,486          $10,089          $10,914
1/31/2000         $10,199        $10,909          $10,027          $10,558
2/29/2000          $9,626        $10,703          $10,105          $10,471
3/31/2000         $10,511        $11,749          $10,217          $11,132
4/30/2000         $10,420        $11,396          $10,086          $10,874
5/31/2000         $10,460        $11,162          $10,035          $10,718
6/30/2000         $10,490        $11,437          $10,285          $10,983
7/31/2000         $10,159        $11,259          $10,406          $10,932
8/31/2000         $10,470        $11,958          $10,541          $11,396
9/30/2000         $10,651        $11,326          $10,622          $11,070
10/31/2000        $11,044        $11,278          $10,618          $11,041
11/30/2000        $10,953        $10,390          $10,770          $10,582
12/31/2000        $11,258        $10,441          $10,976          $10,694
1/31/2001         $11,818        $10,811          $11,270          $11,036
2/28/2001         $11,699         $9,826          $11,380          $10,476
3/31/2001         $11,721         $9,204          $11,467          $10,110
4/30/2001         $12,066         $9,918          $11,408          $10,560
5/31/2001         $12,367         $9,985          $11,525          $10,646
6/30/2001         $12,033         $9,742          $11,575          $10,509
7/31/2001         $12,001         $9,646          $11,901          $10,565
8/31/2001         $11,667         $9,043          $12,030          $10,215
9/30/2001         $11,322         $8,313          $12,059           $9,729
10/31/2001        $11,215         $8,471          $12,329           $9,928
11/30/2001        $11,570         $9,121          $12,221          $10,350
12/31/2001        $11,510         $9,201          $12,155          $10,382
1/31/2002         $11,268         $9,067          $12,218          $10,313
2/28/2002         $10,805         $8,892          $12,310          $10,225
3/31/2002         $11,302         $9,226          $12,074          $10,377
4/30/2002         $10,747         $8,667          $12,237          $10,056
5/31/2002         $10,539         $8,604          $12,395          $10,063
6/30/2002          $9,717         $7,991          $12,392           $9,632
7/31/2002          $8,989         $7,368          $12,290           $9,150
8/31/2002          $9,301         $7,416          $12,730           $9,317
9/30/2002          $8,514         $6,611          $12,942           $8,772
10/31/2002         $8,919         $7,192          $12,750           $9,183
11/30/2002         $9,833         $7,615          $12,953           $9,565
12/31/2002         $9,404         $7,168          $13,392           $9,358

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      10/1/99            AS OF 12/31/2002
---------------------------------------------------------------------------------------------
Balanced Fund                         (18.30)%         (1.87)%             $ 9,404
S&P 500 Index                         (22.10)%         (9.72)%             $ 7,168
Merrill Lynch Corp Bond Index          10.17%           9.39%              $13,392
Composite Index *                      (9.87)%         (2.02)%             $ 9,358

  * Composed of 60% of the return of the S&P 500 Index and 40% of the return of the Merrill Lynch Corporate Bond Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 96.3%
            AIRLINES - 0.8%
  1,400     JetBlue Airways Corp.* ........................................  $   37,800
                                                                             ----------
            APPAREL RETAILERS - 3.2%
  2,250     Chico's FAS, Inc.* ............................................      42,547
  1,400     HOT Topic, Inc.* ..............................................      32,032
  1,700     Pacific Sunwear of California, Inc.* ..........................      30,073
    250     Too, Inc.* ....................................................       5,880
  1,900     Urban Outfitters, Inc.* .......................................      44,783
                                                                             ----------
                                                                                155,315
                                                                             ----------
            AUTOMOTIVE - 0.2%
    650     Copart, Inc.* .................................................       7,696
                                                                             ----------
            BANKING - 1.7%
  2,150     Boston Private Financial Holdings, Inc. .......................      42,699
    450     Financial Federal Corp.* ......................................      11,308
  2,600     Net.B@nk, Inc.* ...............................................      25,168
                                                                             ----------
                                                                                 79,175
                                                                             ----------
            BEVERAGES, FOOD & TOBACCO - 0.8%
  1,200     Horizon Organic Holding Corp.* ................................      19,428
  1,200     Peet's Coffee & Tea, Inc.* ....................................      16,956
                                                                             ----------
                                                                                 36,384
                                                                             ----------
            CHEMICALS - 1.0%
  2,450     Applied Films Corp.* ..........................................      48,975
                                                                             ----------
            COMMERCIAL SERVICES - 17.2%
  2,500     AMN Healthcare Services, Inc.* ................................      42,275
  1,200     Bright Horizons Family Solutions, Inc.* .......................      33,744
  1,150     Career Education Corp.* .......................................      46,000
    650     Cephalon, Inc.* ...............................................      31,634
  2,650     Coinstar, Inc.* ...............................................      60,022
  1,000     Corporate Executive Board Co.* ................................      31,920
  1,100     Digitas, Inc.* ................................................       3,806
  1,800     eResearch Technology, Inc.* ...................................      30,150
  4,850     Exact Sciences Corp.* .........................................      52,525
  1,350     FTI Consulting, Inc.* .........................................      54,202
  1,800     Global Payments, Inc. .........................................      57,618
  1,050     Hotels.com - Class A* .........................................      57,361
    250     IMPAC Medical Systems, Inc.* ..................................       4,630
  1,150     Leapfrog Enterprises, Inc.* ...................................      28,922
  5,950     Overture Services, Inc.* ......................................     162,494
                                                                              VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
            COMMERCIAL SERVICES (CONTINUED)
  1,850     Pharmaceutical Product Development, Inc.* .....................  $   54,149
  1,650     Resources Connection, Inc.* ...................................      38,296
    100     SM&A* .........................................................         369
    100     Strayer Education, Inc. .......................................       5,750
  2,400     Telik, Inc.* ..................................................      27,984
                                                                             ----------
                                                                                823,851
                                                                             ----------
            COMMUNICATIONS - 0.6%
    650     Nextel Communications, Inc. - Class A* ........................       7,507
  1,000     Verisity Ltd.* ................................................      19,060
                                                                             ----------
                                                                                 26,567
                                                                             ----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 1.6%
    500     F5 Networks, Inc.* ............................................       5,370
    300     SI International, Inc.* .......................................       3,243
  3,200     Websense, Inc.* ...............................................      68,355
                                                                             ----------
                                                                                 76,968
                                                                             ----------
            COMPUTER PROGRAMMING SERVICES - 1.4%
  3,350     Business Objects SA - ADR* ....................................      50,250
  1,150     Documentum, Inc.* .............................................      18,009
                                                                             ----------
                                                                                 68,259
                                                                             ----------
            COMPUTER RELATED SERVICES - 0.7%
  2,950     Ixia* .........................................................      10,767
    150     PEC Solutions, Inc.* ..........................................       4,485
    650     Secure Computing Corp.* .......................................       4,166
    800     WebEx Communications, Inc.* ...................................      12,000
                                                                             ----------
                                                                                 31,418
                                                                             ----------
            COMPUTER SOFTWARE & PROCESSING - 3.7%
  6,200     Agile Software Corp.* .........................................      47,988
    900     Anteon International Corp.* ...................................      21,600
  1,100     Embarcadero Technologies, Inc.* ...............................       6,567
  7,100     Pinnacle Systems, Inc.* .......................................      96,631
    250     SRA International, Inc. - Class A* ............................       6,772
                                                                             ----------
                                                                                179,558
                                                                             ----------
            COMPUTERS & INFORMATION - 1.1%
  6,900     M-Systems Flash Disk Pioneers Ltd.* ...........................      50,439
                                                                             ----------
            CONTAINERS & PACKAGING - 0.3%
  1,150     Constar International, Inc.* ..................................      13,513
                                                                             ----------

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                              VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
            COMMON STOCKS (CONTINUED)
            DATA PROCESSING AND PREPARATION - 0.7%
  1,200     Intercept Group, Inc.* ........................................  $   20,317
  1,800     WebMD Corp.* ..................................................      15,390
                                                                             ----------
                                                                                 35,707
                                                                             ----------
            ELECTRICAL EQUIPMENT - 0.7%
  1,100     Electro Scientific Industries, Inc.* ..........................      22,000
    350     Wilson Greatbatch Technologies, Inc.* .........................      10,220
                                                                             ----------
                                                                                 32,220
                                                                             ----------
            ELECTRONICS - 12.8%
  1,300     Advanced Energy Industries, Inc.* .............................      16,536
  2,100     ASM International NV* .........................................      27,090
  4,000     August Technology Corp.* ......................................      20,240
  2,650     Cree, Inc.* ...................................................      43,328
    450     Cymer, Inc.* ..................................................      14,513
    750     Exar Corp.* ...................................................       9,300
  2,000     Genesis Microchip, Inc.* ......................................      26,100
  2,600     Integrated Circuit Systems, Inc.* .............................      47,450
    700     Integrated Device Technology, Inc.* ...........................       5,859
  3,800     Intersil Holding Corp.* .......................................      52,972
  3,500     Marvell Technology Group Ltd.* ................................      66,010
    600     MKS Instruments, Inc.* ........................................       9,858
    800     Nvidia Corp.* .................................................       9,208
  2,350     OmniVision Technologies, Inc.* ................................      31,890
  3,900     PLX Technology, Inc.* .........................................      15,249
  4,900     Power Integrations, Inc.* .....................................      83,300
  1,350     RF Micro Devices, Inc.* .......................................       9,896
  1,100     Semtech Corp.* ................................................      12,034
  5,450     Silicon Image, Inc.* ..........................................      32,700
    400     Silicon Laboratories, Inc.* ...................................       7,632
  4,600     Skyworks Solutions, Inc.* .....................................      39,652
  6,800     Xicor, Inc.* ..................................................      25,364
    350     Zoran Corp.* ..................................................       4,925
                                                                             ----------
                                                                                611,106
                                                                             ----------
            ENTERTAINMENT & LEISURE - 2.1%
  1,400     Alliance Gaming Corp.* ........................................      23,842
  1,850     Multimedia Games, Inc.* .......................................      50,801
  1,600     Penn National Gaming, Inc.* ...................................      25,376
                                                                             ----------
                                                                                100,019
                                                                             ----------
            FOREST PRODUCTS & PAPER - 0.1%
    350     School Specialty, Inc.* .......................................       6,993
                                                                             ----------
                                                                              VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
            HEALTH CARE PROVIDERS - 8.3%
  2,050     Accredo Health, Inc.* .........................................  $   72,263
  2,000     American Healthways, Inc.* ....................................      35,000
  1,100     Covance, Inc.* ................................................      27,049
  1,750     Inveresk Research Group, Inc.* ................................      37,748
  1,700     LifePoint Hospitals, Inc.* ....................................      50,883
  3,200     Sunrise Assisted Living, Inc.* ................................      79,648
  2,550     U.S. Physical Therapy, Inc.* ..................................      28,433
  4,400     United Surgical Partners International, Inc.* .................      68,732
                                                                             ----------
                                                                                399,756
                                                                             ----------
            HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.2%
  1,000     Select Comfort Corp.* .........................................       9,400
                                                                             ----------
            INFORMATION RETRIEVAL SERVICES - 1.7%
  1,300     Avocent Corp.* ................................................      28,886
  1,200     CoStar Group, Inc.* ...........................................      22,140
  1,200     Digital Insight Corp.* ........................................      10,428
  1,700     LendingTree, Inc.* ............................................      21,896
                                                                             ----------
                                                                                 83,350
                                                                             ----------
            INSURANCE - 1.4%
  2,050     AMERIGROUP Corp.* .............................................      62,136
    150     Platinum Underwriters Holdings Ltd.* ..........................       3,953
                                                                             ----------
                                                                                 66,089
                                                                             ----------
            LODGING - 1.8%
  1,400     Four Seasons Hotels, Inc. .....................................      39,550
  2,750     Station Casinos, Inc.* ........................................      48,675
                                                                             ----------
                                                                                 88,225
                                                                             ----------
            MEDIA - BROADCASTING & PUBLISHING - 4.3%
  1,900     COX Radio, Inc. - Class A* ....................................      43,339
    950     Entercom Communications Corp.* ................................      44,574
  3,500     Entravision Communications Corp. - Class A* ...................      34,930
    750     Hispanic Broadcasting Corp.* ..................................      15,413
  1,700     Radio One, Inc. - Class A* ....................................      24,854
  3,000     Radio One, Inc. - Class D* ....................................      43,290
                                                                             ----------
                                                                                206,400
                                                                             ----------
            MEDICAL SUPPLIES - 6.5%
  1,350     Advanced Neuromodulation Systems, Inc.* .......................      47,385
  1,400     American Medical Systems Holdings, Inc.* ......................      22,694

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                              VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
            COMMON STOCKS (CONTINUED)
            MEDICAL SUPPLIES (CONTINUED)
    500     Cyberonics, Inc.* .............................................  $    9,200
  1,700     Integra LifeSciences Holdings Corp.* ..........................      30,005
  2,400     LTX Corp.* ....................................................      14,472
  3,500     Med-Design Corp.* .............................................      28,000
  1,050     Nanometrics, Inc.* ............................................       4,400
    250     Orthofix International NV* ....................................       7,037
  3,700     Photon Dynamics, Inc.* ........................................      84,360
    750     Respironics, Inc.* ............................................      22,823
  2,150     Rudolph Technologies, Inc.* ...................................      41,194
                                                                             ----------
                                                                                311,570
                                                                             ----------
            METALS - 0.3%
  1,200     Steel Dynamics, Inc.* .........................................      14,436
                                                                             ----------
            PHARMACEUTICALS - 9.4%
  3,150     Andrx Corp. - Andrx Group* ....................................      46,211
  1,700     Atherogenics, Inc.* ...........................................      12,597
    450     CV Therapeutics, Inc.* ........................................       8,199
    650     Enzon Pharmaceuticals, Inc.* ..................................      10,868
  1,050     Inspire Pharmaceuticals, Inc.* ................................       9,807
    900     InterMune, Inc.* ..............................................      22,959
  1,750     K-V Pharmaceutical Co. - Class A* .............................      40,600
  2,550     Martek Biosciences Corp.* .....................................      63,852
  1,000     Medicis Pharmaceutical Corp. - Class A* .......................      49,670
    350     Neurocrine Biosciences, Inc.* .................................      15,981
  2,900     Priority Healthcare Corp. - Class B* ..........................      67,280
    250     Scios, Inc.* ..................................................       8,145
  2,100     Taro Pharmaceuticals Industries Ltd.* .........................      78,960
    400     Trimeris, Inc.* ...............................................      17,268
                                                                             ----------
                                                                                452,397
                                                                             ----------
            PREPACKAGED SOFTWARE - 5.9%
    950     Altiris, Inc.* ................................................      15,124
  2,800     Cognos, Inc.* .................................................      65,660
  1,900     Internet Security Systems* ....................................      34,827
  5,600     MatrixOne, Inc.* ..............................................      24,080
  1,900     MicroStrategy, Inc. - Class A* ................................      28,690
  1,400     NetIQ Corp.* ..................................................      17,290
    550     Network Associates, Inc.* .....................................       8,850
  2,550     Quest Software, Inc.* .........................................      26,291
    400     Retek, Inc.* ..................................................       1,088
                                                                              VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
            PREPACKAGED SOFTWARE (CONTINUED)
    500     Symantec Corp.* ...............................................  $   20,240
    950     Verity, Inc.* .................................................      12,721
  3,300     webMethods, Inc.* .............................................      27,126
                                                                             ----------
                                                                                281,987
                                                                             ----------
            RESTAURANTS - 1.2%
  2,100     CKE Restaurants, Inc.* ........................................       9,030
  1,350     P.F. Chang's China Bistro, Inc.* ..............................      49,005
                                                                             ----------
                                                                                 58,035
                                                                             ----------
            RETAILERS - 0.9%
  1,000     Cost Plus, Inc.* ..............................................      28,670
    550     Kirkland's, Inc.* .............................................       6,215
    950     Ultimate Electronics, Inc.* ...................................       9,643
                                                                             ----------
                                                                                 44,528
                                                                             ----------
            TELEPHONE SYSTEMS - 1.1%
  3,050     West Corp.* ...................................................      50,630
                                                                             ----------
            TEXTILES, CLOTHING & FABRICS - 1.2%
  1,700     Coach, Inc.* ..................................................      55,964
                                                                             ----------
            TRANSPORTATION - 1.4%
    450     Expedia, Inc. - Class A* ......................................      30,119
  1,950     Forward Air Corp.* ............................................      37,850
                                                                             ----------
                                                                                 67,969
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $4,974,123) ...........................................  $4,612,699
                                                                             ----------
            RIGHTS AND WARRANTS - 0.4%
            TRANSPORTATION - 0.4%
            Expedia Inc. - Warrants, Expires 2/04/09
    499       (Cost $5,150) ...............................................  $   17,881
                                                                             ----------

            TOTAL INVESTMENTS - 96.7%
              (Cost $4,979,273) ...........................................   4,630,580
            Other Assets and Liabilities
              (net) - 3.3% ................................................     157,471
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $4,788,051
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 88.8%
            APPAREL RETAILERS - 3.1%
    930     Chico's FAS, Inc.* ............................................  $   17,586
    890     Claire's Stores, Inc. .........................................      19,642
  1,810     Gap, Inc. .....................................................      28,091
  1,095     Pacific Sunwear of California, Inc.* ..........................      19,371
  1,060     Ross Stores, Inc. .............................................      44,934
                                                                             ----------
                                                                                129,624
                                                                             ----------
            AUTOMOTIVE - 0.5%
    530     Winnebago Industries, Inc. ....................................      20,792
                                                                             ----------
            BANKING - 6.3%
    890     Commerce Bancorp, Inc. ........................................      38,439
    760     Golden West Financial Corp. ...................................      54,576
  1,120     Greenpoint Financial Corp. ....................................      50,602
  1,420     MBNA Corp. ....................................................      27,009
  1,240     New York Community Bancorp, Inc. ..............................      35,811
    570     SLM Corp. .....................................................      59,200
                                                                             ----------
                                                                                265,637
                                                                             ----------
            BEVERAGES, FOOD & TOBACCO - 2.0%
  1,770     Coca-Cola Enterprises, Inc. ...................................      38,444
    530     J. M. Smucker Co. .............................................      21,099
    710     Performance Food Group Co.* ...................................      24,111
                                                                             ----------
                                                                                 83,654
                                                                             ----------
            COMMERCIAL SERVICES - 8.5%
  1,060     Apollo Group, Inc. - Class A* .................................      46,640
    710     Career Education Corp.* .......................................      28,400
    710     Cephalon, Inc.* ...............................................      34,554
    760     Dun & Bradstreet Corp.* .......................................      26,212
  1,420     eBay, Inc.* ...................................................      96,304
    530     Education Management Corp.* ...................................      19,928
  1,060     FTI Consulting, Inc.* .........................................      42,559
    710     Moody's Corp. .................................................      29,316
    710     Weight Watchers International, Inc.* ..........................      32,639
                                                                             ----------
                                                                                356,552
                                                                             ----------
            COMMUNICATIONS - 3.3%
    710     L-3 Communications Holdings, Inc.* ............................      31,886
  3,540     Nextel Communications, Inc. - Class A* ........................      40,887
  1,820     Qualcomm, Inc.* ...............................................      66,230
                                                                             ----------
                                                                                139,003
                                                                             ----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 0.6%
    540     Synopsys, Inc.* ...............................................      24,921
                                                                             ----------
                                                                              VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
            COMPUTER PROGRAMMING SERVICES - 1.1%
    530     CACI International, Inc. - Class A* ...........................  $   18,889
    350     Cognizant Technology Solutions Corp.* .........................      25,281
                                                                             ----------
                                                                                 44,170
                                                                             ----------
            COMPUTER RELATED SERVICES - 0.4%
  1,150     Checkfree Corp.* ..............................................      18,401
                                                                             ----------
            COMPUTERS & INFORMATION - 4.4%
  2,480     Dell Computer Corp.* ..........................................      66,315
    350     International Game Technology* ................................      26,572
    530     Lexmark International, Inc.* ..................................      32,065
  1,770     Sandisk Corp.* ................................................      35,931
  1,060     Storage Technology Corp.* .....................................      22,705
                                                                             ----------
                                                                                183,588
                                                                             ----------
            CONTAINERS & PACKAGING - 0.9%
    710     Ball Corp. ....................................................      36,345
                                                                             ----------
            COSMETICS & PERSONAL CARE - 1.4%
  1,240     Dial Corp. ....................................................      25,259
    710     Ecolab, Inc. ..................................................      35,145
                                                                             ----------
                                                                                 60,404
                                                                             ----------
            DATA PROCESSING AND PREPARATION - 0.9%
    710     Affiliated Computer Services, Inc. - Class A* .................      37,382
                                                                             ----------
            ELECTRONICS - 4.8%
  2,140     Cree, Inc.* ...................................................      34,989
    710     Gentex Corp.* .................................................      22,464
  3,070     Intel Corp. ...................................................      47,800
  1,420     Novellus Systems, Inc.* .......................................      39,874
  1,060     QLogic Corp.* .................................................      36,581
  2,490     RF Micro Devices, Inc.* .......................................      18,252
                                                                             ----------
                                                                                199,960
                                                                             ----------
            ENTERTAINMENT & LEISURE - 1.3%
  1,060     Hollywood Entertainment Corp.* ................................      16,006
  1,060     Westwood One, Inc.* ...........................................      39,602
                                                                             ----------
                                                                                 55,608
                                                                             ----------
            FINANCIAL SERVICES - 0.9%
    760     Countrywide Credit Industries, Inc. ...........................      39,254
                                                                             ----------

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                              VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
            COMMON STOCKS (CONTINUED)
            FOOD RETAILERS - 1.6%
  1,420     Starbucks Corp.* ..............................................  $   28,940
    710     Whole Foods Market, Inc.* .....................................      37,438
                                                                             ----------
                                                                                 66,378
                                                                             ----------
            HEALTH CARE PROVIDERS - 3.1%
    550     Anthem, Inc.* .................................................      34,595
    890     Coventry Health Care, Inc.* ...................................      25,837
  1,060     Lincare Holdings, Inc.* .......................................      33,517
    780     Universal Health Services - Class B* ..........................      35,178
                                                                             ----------
                                                                                129,127
                                                                             ----------
            HEAVY CONSTRUCTION - 1.4%
    770     Hovnanian Enterprises, Inc. - Class A* ........................      24,409
    660     Lennar Corp. ..................................................      34,056
                                                                             ----------
                                                                                 58,465
                                                                             ----------
            HEAVY MACHINERY - 1.4%
  1,060     AGCO Corp.* ...................................................      23,426
  1,060     Smith International, Inc.* ....................................      34,577
                                                                             ----------
                                                                                 58,003
                                                                             ----------
            HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.5%
    710     Newell Rubbermaid, Inc. .......................................      21,534
                                                                             ----------
            HOUSEHOLD PRODUCTS - 0.7%
    710     Clorox Co. ....................................................      29,288
                                                                             ----------
            INFORMATION RETRIEVAL SERVICES - 1.1%
  2,830     Yahoo!, Inc.* .................................................      46,271
                                                                             ----------
            INSURANCE - 2.0%
    710     Mid Atlantic Medical Services, Inc.* ..........................      23,004
    710     RenaissanceRe Holdings Ltd. ...................................      28,116
    890     Safeco Corp. ..................................................      30,856
                                                                             ----------
                                                                                 81,976
                                                                             ----------
            MEDIA - BROADCASTING & PUBLISHING - 2.0%
    350     Entercom Communications Corp.* ................................      16,422
  1,120     Fox Entertainment Group, Inc. - Class A* ......................      29,042
    890     Tribune Co. ...................................................      40,459
                                                                             ----------
                                                                                 85,923
                                                                             ----------
            MEDICAL SUPPLIES - 6.4%
  1,520     Boston Scientific Corp.* ......................................      64,630
  1,060     Guidant Corp.* ................................................      32,701
                                                                              VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
            MEDICAL SUPPLIES (CONTINUED)
  1,120     St. Jude Medical, Inc.* .......................................  $   44,486
  1,060     Steris Corp.* .................................................      25,705
    710     Stryker Corp. .................................................      47,655
  1,110     Varian Medical Systems, Inc.* .................................      55,056
                                                                             ----------
                                                                                270,233
                                                                             ----------
            METALS - 0.4%
  1,060     Worthington Industries, Inc. ..................................      16,154
                                                                             ----------
            OIL & GAS - 4.4%
  1,590     Ensco International, Inc. .....................................      46,826
    700     Murphy Oil Corp. ..............................................      29,995
  1,060     Ocean Energy, Inc. ............................................      21,168
    530     Pogo Producing Co. ............................................      19,743
  1,060     Weatherford International Ltd.* ...............................      42,326
  1,060     XTO Energy, Inc. ..............................................      26,182
                                                                             ----------
                                                                                186,240
                                                                             ----------
            PHARMACEUTICALS - 11.2%
    750     Amgen, Inc.* ..................................................      36,255
  1,060     Amylin Pharmaceuticals, Inc.* .................................      17,108
    710     Biogen, Inc.* .................................................      28,443
    890     Charles River Laboratories International, Inc.* ...............      34,247
    540     Forest Laboratories - Class A* ................................      53,039
  1,060     Genzyme Corp.* ................................................      31,344
  2,180     Gilead Sciences, Inc.* ........................................      74,120
    530     Henry Schein, Inc.* ...........................................      23,850
    570     Neurocrine Biosciences, Inc.* .................................      26,026
    890     NPS Pharmaceuticals, Inc.* ....................................      22,401
    710     Scios, Inc.* ..................................................      23,132
  1,440     Teva Pharmaceutical Industries Ltd. - ADR .....................      55,598
  1,060     Zimmer Holdings, Inc.* ........................................      44,011
                                                                             ----------
                                                                                469,574
                                                                             ----------
            PREPACKAGED SOFTWARE - 5.7%
  1,860     BEA Systems, Inc.* ............................................      21,334
  1,420     BMC Software, Inc.* ...........................................      24,296
  1,860     Citrix Systems, Inc.* .........................................      22,915
    750     Electronic Arts, Inc.* ........................................      37,328
  1,060     Intuit, Inc.* .................................................      49,735
  1,420     Symantec Corp.* ...............................................      57,524
  1,060     Take-Two Interactive Software, Inc.* ..........................      24,899
                                                                             ----------
                                                                                238,031
                                                                             ----------

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                              VALUE
SHARES                                                                       (NOTE 1)
------                                                                       --------
            COMMON STOCKS (CONTINUED)
            RETAILERS - 5.7%
    580     Advanced Auto Parts, Inc.* ....................................  $   28,362
  1,060     Amazon.com, Inc.* .............................................      20,023
    370     Autozone, Inc.* ...............................................      26,141
  1,420     Bed Bath & Beyond, Inc.* ......................................      49,033
  1,130     Penney (J.C.) Co., Inc. .......................................      26,001
  1,770     Petsmart, Inc.* ...............................................      30,320
  1,140     Staples, Inc.* ................................................      20,862
  1,420     Williams-Sonoma, Inc.* ........................................      38,553
                                                                             ----------
                                                                                239,295
                                                                             ----------
            TEXTILES, CLOTHING & FABRICS - 0.8%
  1,060     Coach, Inc.* ..................................................      34,895
                                                                             ----------

            TOTAL INVESTMENTS - 88.8%
              (Cost $3,758,959) ...........................................   3,726,682
            Other Assets and Liabilities (net) - 11.2% ....................     470,740
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $4,197,422
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 86.6%
            APPAREL RETAILERS - 0.5%
   1,000    Gap, Inc. .....................................................  $   15,520
                                                                             ----------
            AUTOMOTIVE - 2.3%
   1,585    Harley-Davidson, Inc. .........................................      73,227
                                                                             ----------
            BANKING - 3.0%
     820    Fannie Mae ....................................................      52,751
     430    SLM Corp. .....................................................      44,660
                                                                             ----------
                                                                                 97,411
                                                                             ----------
            COMMERCIAL SERVICES - 6.8%
   3,315    Cendant Corp.* ................................................      34,741
   2,145    eBay, Inc.* ...................................................     145,474
     820    Weight Watchers International, Inc.* ..........................      37,695
                                                                             ----------
                                                                                217,910
                                                                             ----------
            COMMUNICATIONS - 1.4%
   2,810    Nokia Oyj - ADR ...............................................      43,555
                                                                             ----------
            COMPUTERS & INFORMATION - 0.5%
   1,285    Cisco Systems, Inc.* ..........................................      16,833
                                                                             ----------
            COSMETICS & PERSONAL CARE - 4.6%
     695    Avon Products .................................................      37,440
   1,485    Colgate-Palmolive Co. .........................................      77,859
     400    Procter & Gamble Co. ..........................................      34,376
                                                                             ----------
                                                                                149,675
                                                                             ----------
            ELECTRONICS - 4.0%
   1,235    Celestica, Inc.* ..............................................      17,413
   2,130    Maxim Integrated Products .....................................      70,375
   1,940    Xilinx, Inc.* .................................................      39,964
                                                                             ----------
                                                                                127,752
                                                                             ----------
            ENTERTAINMENT & LEISURE - 5.1%
  18,447    Liberty Media Corp. - Class A* ................................     164,916
                                                                             ----------
            FINANCIAL SERVICES - 2.8%
      25    Berkshire Hathaway, Inc. - Class B* ...........................      60,575
     475    Citigroup, Inc. ...............................................      16,715
   1,215    Schwab (Charles) Corp. ........................................      13,183
                                                                             ----------
                                                                                 90,473
                                                                             ----------
            HEALTH CARE PROVIDERS - 2.6%
     790    HCA - The Healthcare Co. ......................................      32,785
     595    UnitedHealth Group, Inc. ......................................      49,682
                                                                             ----------
                                                                                 82,467
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            HOUSEHOLD PRODUCTS - 0.6%
     855    Tiffany & Co. .................................................  $   20,443
                                                                             ----------
            INFORMATION RETRIEVAL SERVICES - 2.5%
   3,700    AOL Time Warner, Inc. .........................................      48,470
   1,920    Yahoo!, Inc.* .................................................      31,392
                                                                             ----------
                                                                                 79,862
                                                                             ----------
            INSURANCE - 6.7%
   1,905    AFLAC, Inc. ...................................................      57,379
     935    Marsh & McLennan Cos., Inc. ...................................      43,206
   1,255    Wellpoint Health Networks* ....................................      89,306
     930    Willis Group Holdings Ltd.* ...................................      26,663
                                                                             ----------
                                                                                216,554
                                                                             ----------
            LODGING - 4.6%
   2,950    Mandalay Resort Group* ........................................      90,300
   1,330    MGM Mirage, Inc.* .............................................      43,850
     635    Starwood Hotels & Resorts World ...............................      15,075
                                                                             ----------
                                                                                149,225
                                                                             ----------
            MEDIA - BROADCASTING & PUBLISHING - 11.1%
   4,095    Clear Channel Communications* .................................     152,703
   5,070    Viacom, Inc. - Class B* .......................................     206,653
                                                                             ----------
                                                                                359,356
                                                                             ----------
            MEDICAL SUPPLIES - 5.7%
   1,110    Alcon, Inc.* ..................................................      43,790
   3,100    Medtronics, Inc. ..............................................     141,360
                                                                             ----------
                                                                                185,150
                                                                             ----------
            OIL & GAS - 1.7%
   1,170    Anadarko Petroleum Corp. ......................................      56,043
                                                                             ----------
            PHARMACEUTICALS - 13.1%
   2,510    Amgen, Inc.* ..................................................     121,333
   2,250    Andrx Corp. - Andrx Group* ....................................      33,008
     235    Biovail Corp.* ................................................       6,206
     870    Forest Laboratories - Class A* ................................      85,451
   1,730    Genentech, Inc.* ..............................................      57,367
   1,470    McKesson Corp. ................................................      39,734
     965    Novartis AG - ADR .............................................      35,444
   1,105    Teva Pharmaceutical Industries Ltd. - ADR .....................      42,664
                                                                             ----------
                                                                                421,207
                                                                             ----------
            PREPACKAGED SOFTWARE - 1.9%
   1,535    Cerner Corp.* .................................................      47,984

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            PREPACKAGED SOFTWARE (CONTINUED)
   1,030    Check Point Software Technologies Ltd.* .......................  $   13,359
                                                                             ----------
                                                                                 61,343
                                                                             ----------
            RESTAURANTS - 0.2%
     220    Krispy Kreme Doughnuts, Inc.* .................................       7,429
                                                                             ----------
            RETAILERS - 4.3%
     695    Advanced Auto Parts, Inc.* ....................................      33,986
   2,005    Amazon.com, Inc.* .............................................      37,874
     485    Bed Bath & Beyond, Inc.* ......................................      16,747
   2,645    Staples, Inc.* ................................................      48,404
                                                                             ----------
                                                                                137,011
                                                                             ----------
            TRANSPORTATION - 0.6%
   1,185    Royal Caribbean Cruises Ltd. ..................................      19,790
                                                                             ----------

            TOTAL INVESTMENTS - 86.6%
              (Cost $3,067,073) ...........................................   2,793,152
            Other Assets and Liabilities (net) - 13.4% ....................     430,953
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $3,224,105
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
ADVISED BY: VAN KAMPEN
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 94.1%
            AEROSPACE & DEFENSE - 2.2%
     700    General Dynamics Corp. ........................................  $   55,559
   1,275    Lockheed Martin Corp. .........................................      73,631
                                                                             ----------
                                                                                129,190
                                                                             ----------
            APPAREL RETAILERS - 1.1%
   1,125    Kohl's Corp.* .................................................      62,944
                                                                             ----------
            BANKING - 1.3%
   2,125    American Express Co. ..........................................      75,119
                                                                             ----------
            BEVERAGES, FOOD & TOBACCO - 6.6%
     890    Anheuser-Busch Cos., Inc. .....................................      43,076
   3,075    Coca-Cola Co. .................................................     134,746
   2,100    Kraft Foods, Inc. - Class A ...................................      81,753
   2,800    Pepsico, Inc. .................................................     118,216
                                                                             ----------
                                                                                377,791
                                                                             ----------
            BUILDING MATERIALS - 1.5%
   2,300    Lowe's Cos. ...................................................      86,250
                                                                             ----------
            COMMUNICATIONS - 0.9%
   1,350    Qualcomm, Inc.* ...............................................      49,126
                                                                             ----------
            COMPUTERS & INFORMATION - 7.1%
   8,750    Cisco Systems, Inc.* ..........................................     114,625
   4,250    Dell Computer Corp.* ..........................................     113,645
   3,350    Hewlett-Packard Co. ...........................................      58,156
   1,250    International Business Machines Corp. .........................      96,875
   1,340    Jabil Circuit, Inc.* ..........................................      24,013
                                                                             ----------
                                                                                407,314
                                                                             ----------
            COSMETICS & PERSONAL CARE - 3.2%
   2,125    Procter & Gamble Co. ..........................................     182,622
                                                                             ----------
            DATA PROCESSING AND PREPARATION - 0.8%
   1,225    First Data Corp. ..............................................      43,377
                                                                             ----------
            ELECTRONICS - 5.3%
  10,700    Intel Corp. ...................................................     166,599
   1,575    Linear Technology Corp. .......................................      40,509
   4,625    Texas Instruments, Inc. .......................................      69,421
   1,275    Xilinx, Inc.* .................................................      26,265
                                                                             ----------
                                                                                302,794
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            FINANCIAL SERVICES - 8.1%
   5,339    Citigroup, Inc. ...............................................  $  187,879
   4,650    Freddie Mac ...................................................     274,582
                                                                             ----------
                                                                                462,461
                                                                             ----------
            HEALTH CARE PROVIDERS - 2.1%
   1,475    UnitedHealth Group, Inc. ......................................     123,163
                                                                             ----------
            HEAVY MACHINERY - 3.1%
   4,675    Applied Materials, Inc.* ......................................      60,915
   3,600    Baker Hughes, Inc. ............................................     115,884
                                                                             ----------
                                                                                176,799
                                                                             ----------
            HOME CONSTRUCTION, FURNISHINGS &
              APPLIANCES - 5.0%
  11,775    General Electric Co. ..........................................     286,721
                                                                             ----------
            INSURANCE - 3.1%
   3,100    American International Group ..................................     179,335
                                                                             ----------
            MANUFACTURING - 1.8%
     850    3M Co. ........................................................     104,805
                                                                             ----------
            MEDIA - BROADCASTING & PUBLISHING - 2.8%
   2,800    Clear Channel Communications* .................................     104,412
   2,275    Univision Communications, Inc. - Class A* .....................      55,738
                                                                             ----------
                                                                                160,150
                                                                             ----------
            MEDICAL SUPPLIES - 2.0%
   2,525    Medtronics, Inc. ..............................................     115,140
                                                                             ----------
            OIL & GAS - 3.0%
   4,900    Exxon Mobil Corp. .............................................     171,206
                                                                             ----------
            PHARMACEUTICALS - 19.1%
     900    AmerisourceBergen Corp. .......................................      48,879
   2,785    Amgen, Inc.* ..................................................     134,627
   4,675    Johnson & Johnson .............................................     251,094
   1,275    Lilly (Eli) & Co. .............................................      80,963
   1,875    Merck & Co., Inc. .............................................     106,144
  12,175    Pfizer, Inc. ..................................................     372,190
   2,700    Wyeth .........................................................     100,980
                                                                             ----------
                                                                              1,094,877
                                                                             ----------
            PREPACKAGED SOFTWARE - 7.8%
   7,175    Microsoft Corp.* ..............................................     370,948
   7,400    Oracle Corp.* .................................................      79,920
                                                                             ----------
                                                                                450,868
                                                                             ----------

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
ADVISED BY: VAN KAMPEN
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            RETAILERS - 5.8%
   3,075    Bed Bath & Beyond, Inc.* ......................................  $  106,180
   4,525    Wal-Mart Stores, Inc. .........................................     228,558
                                                                             ----------
                                                                                334,738
                                                                             ----------
            TELEPHONE SYSTEMS - 0.4%
   4,000    AT&T Wireless Services, Inc.* .................................      22,600
                                                                             ----------

            TOTAL INVESTMENTS - 94.1%
              (Cost $5,621,845) ...........................................   5,399,390
            Other Assets and Liabilities
              (net) - 5.9% ................................................     341,053
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $5,740,443
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 99.2%
            ADVERTISING - 1.8%
     950    Getty Images, Inc.* ...........................................  $   29,022
     830    Lamar Advertising Co.* ........................................      27,929
     570    Omnicom Group .................................................      36,822
     340    TMP Worldwide, Inc.* ..........................................       3,845
                                                                             ----------
                                                                                 97,618
                                                                             ----------
            AEROSPACE & DEFENSE - 0.4%
     140    Goodrich (B.F.) Co. ...........................................       2,565
     226    Northrop Grumman Corp. ........................................      21,922
                                                                             ----------
                                                                                 24,487
                                                                             ----------
            AIRLINES - 0.5%
     870    Delta Air Lines, Inc. .........................................      10,527
   1,290    Northwest Airlines Corp.* .....................................       9,469
     270    Ryanair Holdings Plc - ADR* ...................................      10,573
                                                                             ----------
                                                                                 30,569
                                                                             ----------
            APPAREL RETAILERS - 1.4%
     440    Aeropostale, Inc.* ............................................       4,651
     270    American Eagle Outfitters* ....................................       3,721
     800    Gap, Inc. .....................................................      12,416
   2,606    Limited, Inc. .................................................      36,302
     130    Nordstrom, Inc. ...............................................       2,466
     740    Too, Inc.* ....................................................      17,405
                                                                             ----------
                                                                                 76,961
                                                                             ----------
            AUTOMOTIVE - 0.7%
     490    American Axle & Manufacturing Holdings, Inc.* .................      11,476
     950    Keystone Automotive Industries, Inc.* .........................      14,269
     180    Lithia Motors, Inc. - Class A* ................................       2,824
     210    Winnebago Industries, Inc. ....................................       8,238
                                                                             ----------
                                                                                 36,807
                                                                             ----------
            BANKING - 6.4%
     220    Astoria Financial Corp. .......................................       5,973
     920    Banknorth Group, Inc. .........................................      20,792
     110    City National Corp. ...........................................       4,839
   1,080    Commerce Bancorp, Inc. ........................................      46,645
     240    Greenpoint Financial Corp. ....................................      10,843
   1,460    Huntington Bancshares, Inc. ...................................      27,317
     570    M&T Bank Corp. ................................................      45,229
     105    MBNA Corp. ....................................................       1,997
     200    Mercantile Bankshares Corp. ...................................       7,718
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            BANKING (CONTINUED)
     580    National Commerce Financial Corp. .............................  $   13,833
     180    SLM Corp. .....................................................      18,695
   1,580    SouthTrust Corp. ..............................................      39,263
   3,840    Sovereign Bancorp, Inc. .......................................      53,952
   3,070    Synovus Financial Corp. .......................................      59,558
                                                                             ----------
                                                                                356,654
                                                                             ----------
            BEVERAGES, FOOD & TOBACCO - 3.1%
     810    Coca-Cola Enterprises, Inc. ...................................      17,593
   1,756    Dean Foods Co.* ...............................................      65,148
     680    Delta & Pine Land Co. .........................................      13,879
     190    McCormick & Co., Inc. .........................................       4,408
     730    Pepsi Bottling Group, Inc. ....................................      18,761
     680    Tyson Foods, Inc. - Class A ...................................       7,630
   1,030    UST, Inc. .....................................................      34,433
     180    Wrigley (Wm.) Jr. Co. .........................................       9,878
                                                                             ----------
                                                                                171,730
                                                                             ----------
            BUILDING MATERIALS - 0.4%
     560    Fastenal Co. ..................................................      20,938
                                                                             ----------
            CHEMICALS - 5.1%
     660    Avery Dennison Corp. ..........................................      40,313
   1,020    Cytec Industries, Inc.* .......................................      27,826
     690    Ferro Corp. ...................................................      16,857
     570    Georgia Gulf Corp. ............................................      13,190
   3,650    Lyondell Chemical Co. .........................................      46,136
   3,510    Millennium Chemicals, Inc. ....................................      33,415
     900    PolyOne Corp. .................................................       3,528
     580    PPG Industries, Inc. ..........................................      29,087
   1,210    Praxair, Inc. .................................................      69,902
                                                                             ----------
                                                                                280,254
                                                                             ----------
            COMMERCIAL SERVICES - 4.7%
   1,380    Allied Waste Industries, Inc.* ................................      13,800
     400    Cephalon, Inc.* ...............................................      19,467
     140    Dun & Bradstreet Corp.* .......................................       4,829
   1,630    Equifax, Inc. .................................................      37,718
     520    Fluor Corp. ...................................................      14,560
   1,960    IKON Office Solutions, Inc. ...................................      14,014
     680    Labor Ready, Inc.* ............................................       4,366
   1,210    Manpower, Inc. ................................................      38,599
     210    Monro Muffler, Inc.* ..........................................       3,549
     660    National Processing, Inc.* ....................................      10,593
   1,460    Republic Services, Inc.* ......................................      30,631

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            COMMERCIAL SERVICES (CONTINUED)
   1,110    Robert Half International, Inc.* ..............................  $   17,882
   1,850    Tech Data Corp.* ..............................................      49,876
                                                                             ----------
                                                                                259,884
                                                                             ----------
            COMMUNICATIONS - 0.7%
   1,260    American Tower Corp. - Class A* ...............................       4,448
   2,090    Comverse Technology, Inc.* ....................................      20,942
     310    Harris Corp. ..................................................       8,153
     660    Polycom, Inc.* ................................................       6,283
                                                                             ----------
                                                                                 39,826
                                                                             ----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 0.6%
   1,290    Cadence Design Systems, Inc.* .................................      15,209
     170    Radisys Corp.* ................................................       1,357
     590    Reynolds & Reynolds Co. - Class A .............................      15,027
                                                                             ----------
                                                                                 31,593
                                                                             ----------
            COMPUTER PROGRAMMING SERVICES - 0.2%
   1,050    Macromedia, Inc.* .............................................      11,182
                                                                             ----------
            COMPUTER SOFTWARE & PROCESSING - 0.1%
     320    Ingram Micro, Inc. - Class A* .................................       3,952
                                                                             ----------
            COMPUTERS & INFORMATION - 1.7%
   1,700    Apple Computer, Inc.* .........................................      24,361
     170    Diebold, Inc. .................................................       7,007
     380    International Game Technology* ................................      28,850
     200    NetScreen Technologies, Inc.* .................................       3,368
     570    Storage Technology Corp.* .....................................      12,209
   2,250    Symbol Technologies, Inc. .....................................      18,495
                                                                             ----------
                                                                                 94,290
                                                                             ----------
            CONTAINERS & PACKAGING - 0.4%
     550    Owens-Illinois, Inc.* .........................................       8,019
     640    Packaging Corp of America* ....................................      11,674
                                                                             ----------
                                                                                 19,693
                                                                             ----------
            COSMETICS & PERSONAL CARE - 0.1%
      80    Avon Products .................................................       4,310
                                                                             ----------
            DATA PROCESSING AND PREPARATION - 0.7%
     880    Ceridian Corp.* ...............................................      12,690
   1,710    Intercept Group, Inc.* ........................................      28,952
                                                                             ----------
                                                                                 41,642
                                                                             ----------
            ELECTRIC UTILITIES - 8.2%
   1,420    Ameren Corp. ..................................................      59,029
     970    Cinergy Corp. .................................................      32,708
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            ELECTRIC UTILITIES (CONTINUED)
   4,560    Citizens Communications Co.* ..................................  $   48,108
     270    Dominion Resources, Inc. ......................................      14,823
     260    DPL, Inc. .....................................................       3,988
     590    DTE Energy Co. ................................................      27,376
     550    Entergy Corp. .................................................      25,074
   1,860    FirstEnergy Corp. .............................................      61,324
   1,410    KeySpan Corp. .................................................      49,688
   1,280    NiSource, Inc. ................................................      25,600
   1,960    Northeast Utilities ...........................................      29,733
     790    SCANA Corp. ...................................................      24,458
   2,030    Sempra Energy .................................................      48,009
     650    Westar Energy, Inc. ...........................................       6,435
                                                                             ----------
                                                                                456,353
                                                                             ----------
            ELECTRONICS - 2.9%
     900    Advanced Micro Devices* .......................................       5,814
   4,950    Agere Systems, Inc.* ..........................................       7,128
     120    Altera Corp.* .................................................       1,480
     380    Amphenol Corp. - Class A* .....................................      14,440
     680    Arrow Electronics, Inc.* ......................................       8,697
   3,270    Avnet, Inc.* ..................................................      35,414
   1,460    Broadcom Corp. - Class A* .....................................      21,988
     180    Dupont Photomasks, Inc.* ......................................       4,185
     890    Fairchild Semiconductor Corp. - Class A* ......................       9,532
     270    Integrated Device Technology, Inc.* ...........................       2,260
     680    Intersil Holding Corp.* .......................................       9,479
     220    Micrel, Inc.* .................................................       1,976
     620    Micron Technology, Inc.* ......................................       6,039
     690    National Semiconductor Corp.* .................................      10,357
     440    Nvidia Corp.* .................................................       5,064
     120    QLogic Corp.* .................................................       4,141
     300    Silicon Laboratories, Inc.* ...................................       5,724
     680    Vishay Intertechnology, Inc.* .................................       7,602
                                                                             ----------
                                                                                161,320
                                                                             ----------
            ENTERTAINMENT & LEISURE - 1.5%
     200    Argosy Gaming Co.* ............................................       3,786
     300    Harrah's Entertainment, Inc.* .................................      11,880
     510    Polaris Industries, Inc. ......................................      29,886
   1,290    SCP Pool Corp.* ...............................................      37,668
                                                                             ----------
                                                                                 83,220
                                                                             ----------
            FINANCIAL SERVICES - 6.4%
   1,440    Apartment Investment & Management Co. - Class A REIT ..........      53,971

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            FINANCIAL SERVICES (CONTINUED)
     230    Bear Stearns Cos., Inc. .......................................  $   13,662
      15    Berkshire Hathaway, Inc. - Class B* ...........................      36,345
   1,580    Duke Realty Corp. REIT ........................................      40,211
     990    Equity Residential REIT .......................................      24,334
     810    Federated Investors, Inc. - Class B ...........................      20,550
     270    General Growth Properties, Inc. REIT ..........................      14,040
     420    Lehman Brothers Holdings, Inc. ................................      22,382
     640    Prologis Trust REIT ...........................................      16,096
     670    Public Storage, Inc. REIT .....................................      21,648
     730    Reckson Associates Realty Corp. REIT ..........................      15,366
     180    Simon Property Group, Inc. REIT ...............................       6,133
   1,550    Stilwell Financial, Inc. ......................................      20,259
     220    T. Rowe Price Group, Inc. .....................................       6,002
     510    Vornado Realty Trust REIT .....................................      18,972
   1,180    Waddell & Reed Financial, Inc. - Class A ......................      23,211
                                                                             ----------
                                                                                353,182
                                                                             ----------
            FOREST PRODUCTS & PAPER - 1.4%
   3,330    Pactiv Corp.* .................................................      72,794
      70    Temple-Inland, Inc. ...........................................       3,137
                                                                             ----------
                                                                                 75,931
                                                                             ----------
            HEALTH CARE PROVIDERS - 3.7%
     450    Accredo Health, Inc.* .........................................      15,862
   1,100    Anthem, Inc.* .................................................      69,190
   1,580    Community Health Systems, Inc.* ...............................      32,532
   1,340    Health Management Associates, Inc. - Class A ..................      23,986
     490    LifePoint Hospitals, Inc.* ....................................      14,666
     530    Triad Hospitals, Inc.* ........................................      15,810
     710    Universal Health Services - Class B* ..........................      32,021
                                                                             ----------
                                                                                204,067
                                                                             ----------
            HEAVY CONSTRUCTION - 0.8%
     840    Centex Corp. ..................................................      42,168
      80    Lennar Corp. ..................................................       4,128
                                                                             ----------
                                                                                 46,296
                                                                             ----------
            HEAVY MACHINERY - 4.6%
   1,220    AGCO Corp.* ...................................................      26,962
     380    American Standard Cos.* .......................................      27,033
     270    Baker Hughes, Inc. ............................................       8,691
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            HEAVY MACHINERY (CONTINUED)
     840    Black & Decker Corp. ..........................................  $   36,028
     570    Grainger (W.W.), Inc. .........................................      29,383
     660    Grant Prideco, Inc.* ..........................................       7,682
     200    Kennametal, Inc. ..............................................       6,896
     360    Lam Research Corp.* ...........................................       3,888
      40    NACCO Industries, Inc. - Class A ..............................       1,751
     240    National-Oilwell, Inc.* .......................................       5,242
     930    Parker Hannifin Corp. .........................................      42,901
   1,000    Pentair, Inc. .................................................      34,550
     690    Smith International, Inc.* ....................................      22,508
                                                                             ----------
                                                                                253,515
                                                                             ----------
            HOME CONSTRUCTION, FURNISHINGS &
              APPLIANCES - 2.6%
   1,320    D.R. Horton, Inc. .............................................      22,902
   1,570    Furniture Brands International, Inc.* .........................      37,444
   1,450    Leggett & Platt, Inc. .........................................      32,538
     170    Maytag Corp. ..................................................       4,845
     250    Ryland Group, Inc. ............................................       8,337
     650    Standard-Pacific Corp. ........................................      16,087
     370    Whirlpool Corp. ...............................................      19,321
                                                                             ----------
                                                                                141,474
                                                                             ----------
            HOUSEHOLD PRODUCTS - 0.6%
   1,110    Snap-On, Inc. .................................................      31,202
                                                                             ----------
            INDUSTRIAL - 0.0%
     140    Albany International Corp. - Class A ..........................       2,892
                                                                             ----------
            INDUSTRIAL - DIVERSIFIED - 0.1%
     100    Danaher Corp. .................................................       6,570
                                                                             ----------
            INFORMATION RETRIEVAL SERVICES - 0.7%
      93    Choicepoint, Inc.* ............................................       3,673
   1,990    Yahoo!, Inc.* .................................................      32,536
                                                                             ----------
                                                                                 36,209
                                                                             ----------
            INSURANCE - 4.9%
     160    Allmerica Financial Corp.* ....................................       1,616
     280    AMBAC Financial Group, Inc. ...................................      15,747
     460    Cincinnati Financial Corp. ....................................      17,273
     470    Hartford Financial Services Group .............................      21,352
   1,090    HCC Insurance Holdings, Inc. ..................................      26,814
   1,250    MBIA, Inc. ....................................................      54,825
   1,030    Old Republic International Corp. ..............................      28,840
   1,370    Radian Group, Inc. ............................................      50,895

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            INSURANCE (CONTINUED)
     790    St. Paul Cos. .................................................  $   26,899
     380    Wellpoint Health Networks* ....................................      27,041
                                                                             ----------
                                                                                271,302
                                                                             ----------
            LODGING - 0.2%
      70    Marriott International, Inc. - Class A ........................       2,301
     190    MGM Mirage, Inc.* .............................................       6,264
                                                                             ----------
                                                                                  8,565
                                                                             ----------
            MEDIA - BROADCASTING & PUBLISHING - 3.7%
     680    Banta Corp. ...................................................      21,264
     250    Belo (A.H.) Corp. - Series A ..................................       5,330
     260    Cablevision Systems Corp. - Class A* ..........................       4,352
     610    Clear Channel Communications* .................................      22,747
     480    Comcast Corp. - Class A* ......................................      10,843
     200    Emmis Communications Corp.* ...................................       4,166
   1,570    Fox Entertainment Group, Inc. - Class A* ......................      40,710
     500    Radio One, Inc. - Class D* ....................................       7,215
     590    Scripps (E.W.) Co. ............................................      45,400
     800    Univision Communications, Inc. - Class A* .....................      19,600
   1,400    Vivendi Universal SA - ADR ....................................      22,498
                                                                             ----------
                                                                                204,125
                                                                             ----------
            MEDICAL SUPPLIES - 4.9%
   1,180    Biomet, Inc. ..................................................      33,819
     370    Dentsply International, Inc. ..................................      13,764
     150    Eaton Corp. ...................................................      11,717
     990    KLA - Tencor Corp.* ...........................................      35,016
     850    Millipore Corp.* ..............................................      28,900
     120    PerkinElmer, Inc. .............................................         990
   1,860    St. Jude Medical, Inc.* .......................................      73,879
     500    Teradyne, Inc.* ...............................................       6,505
   1,230    Thermo Electron Corp.* ........................................      24,748
     780    Varian Medical Systems, Inc.* .................................      38,688
     260    Waters Corp.* .................................................       5,663
                                                                             ----------
                                                                                273,689
                                                                             ----------
            METALS - 2.4%
   1,020    Alcan, Inc. ...................................................      30,110
     670    Engelhard Corp. ...............................................      14,975
   2,040    Freeport-McMoran Copper & Gold, Inc. - Class B* ...............      34,231
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            METALS (CONTINUED)
     980    Goldcorp, Inc. ................................................  $   12,466
   1,150    Masco Corp. ...................................................      24,208
     500    Phelps Dodge Corp.* ...........................................      15,825
      60    Precision Castparts Corp. .....................................       1,455
                                                                             ----------
                                                                                133,270
                                                                             ----------
            OIL & GAS - 6.7%
     480    Apache Corp. ..................................................      27,355
     450    BJ Services Co.* ..............................................      14,540
     650    Burlington Resources, Inc. ....................................      27,723
     510    Devon Energy Corp. ............................................      23,409
   1,000    Ensco International, Inc. .....................................      29,450
   1,020    Equitable Resources, Inc. .....................................      35,741
      71    Kinder Morgan Management LLC* .................................       2,243
   1,120    Kinder Morgan, Inc. ...........................................      47,342
     650    Noble Corp.* ..................................................      22,848
     490    Ocean Energy, Inc. ............................................       9,785
     790    Pioneer Natural Resources Co.* ................................      19,948
     500    Rowan Cos., Inc. ..............................................      11,350
   1,670    Suncor Energy, Inc. ...........................................      26,169
     380    Talisman Energy, Inc. .........................................      13,745
     850    Valero Energy Corp. ...........................................      31,399
     720    Weatherford International Ltd.* ...............................      28,750
                                                                             ----------
                                                                                371,797
                                                                             ----------
            PHARMACEUTICALS - 3.8%
     350    Barr Laboratories, Inc.* ......................................      22,782
     670    Biogen, Inc.* .................................................      26,840
     430    Charles River Laboratories International, Inc.* ...............      16,546
   1,640    Gilead Sciences, Inc.* ........................................      55,760
     500    Idec Pharmaceuticals Corp.* ...................................      16,585
      40    Invitrogen Corp.* .............................................       1,252
     930    King Pharmaceuticals, Inc.* ...................................      15,987
   1,280    McKesson Corp. ................................................      34,598
     460    Medimmune, Inc.* ..............................................      12,498
     400    Shire Pharmaceuticals Plc - ADR* ..............................       7,556
                                                                             ----------
                                                                                210,404
                                                                             ----------
            PREPACKAGED SOFTWARE - 3.0%
     480    Activision, Inc.* .............................................       7,003
   1,680    Adobe Systems, Inc. ...........................................      41,666
   1,510    Citrix Systems, Inc.* .........................................      18,603
   2,910    Compuware Corp.* ..............................................      13,968
   1,210    Network Associates, Inc.* .....................................      19,469
   1,660    Quest Software, Inc.* .........................................      17,115

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            PREPACKAGED SOFTWARE (CONTINUED)
   2,080    Rational Software Corp.* ......................................  $   21,611
     120    Sungard Data Systems, Inc.* ...................................       2,827
     340    Symantec Corp.* ...............................................      13,773
     290    Take-Two Interactive Software, Inc.* ..........................       6,812
     310    Veritas Software Corp.* .......................................       4,842
                                                                             ----------
                                                                                167,689
                                                                             ----------
            REAL ESTATE - 0.3%
     860    Catellus Development Corp.* ...................................      17,071
                                                                             ----------
            RESTAURANTS - 1.0%
     670    Darden Restaurants, Inc. ......................................      13,702
   1,310    Wendy's International, Inc. ...................................      35,462
     360    Yum! Brands, Inc.* ............................................       8,719
                                                                             ----------
                                                                                 57,883
                                                                             ----------
            RETAILERS - 3.9%
     330    Autozone, Inc.* ...............................................      23,315
     455    Best Buy Co., Inc.* ...........................................      10,988
   1,240    Big Lots, Inc.* ...............................................      16,405
   1,070    Borders Group, Inc.* ..........................................      17,227
     230    Circuit City Stores ...........................................       1,707
   1,460    CVS Corp. .....................................................      36,456
     190    Dollar Tree Stores, Inc.* .....................................       4,668
     400    Michaels Stores, Inc.* ........................................      12,520
   2,110    Office Depot, Inc.* ...........................................      31,144
     770    PETCO Animal Supplies, Inc.* ..................................      18,048
   1,490    Petsmart, Inc.* ...............................................      25,524
   1,440    Saks, Inc.* ...................................................      16,906
                                                                             ----------
                                                                                214,908
                                                                             ----------
            TELEPHONE SYSTEMS - 0.6%
     130    CenturyTel, Inc. ..............................................       3,819
   5,360    Qwest Communications International* ...........................      26,800
                                                                             ----------
                                                                                 30,619
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            TEXTILES, CLOTHING & FABRICS - 0.3%
     230    Mohawk Industries, Inc.* ......................................  $   13,099
     630    Tropical Sportswear International Corp.* ......................       5,651
                                                                             ----------
                                                                                 18,750
                                                                             ----------
            TRANSPORTATION - 1.0%
     630    CSX Corp. .....................................................      17,835
   1,130    Fleetwood Enterprises, Inc.* ..................................       8,871
   1,170    Kansas City Southern Industries, Inc.* ........................      14,040
     720    Sabre Holdings Corp.* .........................................      13,039
                                                                             ----------
                                                                                 53,785
                                                                             ----------
            WATER COMPANIES - 0.0%
     135    Philadelphia Suburban Corp. ...................................       2,781
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $5,995,071) ...........................................  $5,491,259
                                                                             ----------
            MUTUAL FUNDS - 0.2%
            FINANCIAL SERVICES - 0.2%
            iShares Russell Midcap Index Fund
     300      (Cost $14,590) ..............................................  $   14,589
                                                                             ----------

            TOTAL INVESTMENTS - 99.4%
              (Cost $6,009,661) ...........................................   5,505,848
            Other Assets and Liabilities
              (net) - 0.6% ................................................      31,169
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $5,537,017
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         REIT - Real Estate Investment Trust
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 96.2%
            AUTOMOTIVE - 1.5%
   2,920    Magna International, Inc. - Class A ...........................  $   163,958
                                                                             -----------
            BANKING - 6.0%
  10,270    Compass Bancshares, Inc. ......................................      321,143
  22,860    Sovereign Bancorp, Inc. .......................................      321,183
                                                                             -----------
                                                                                 642,326
                                                                             -----------
            BEVERAGES, FOOD & TOBACCO - 2.5%
   7,960    UST, Inc. .....................................................      266,103
                                                                             -----------
            CHEMICALS - 5.2%
  28,820    Hercules, Inc.* ...............................................      253,616
   8,480    International Flavors & Fragrances ............................      297,648
                                                                             -----------
                                                                                 551,264
                                                                             -----------
            COMMERCIAL SERVICES - 7.5%
  22,430    Bearingpoint, Inc.* ...........................................      154,767
  11,800    Equifax, Inc. .................................................      273,052
  19,180    Monsanto Co. ..................................................      369,215
                                                                             -----------
                                                                                 797,034
                                                                             -----------
            COMPUTER PROGRAMMING SERVICES - 3.6%
  36,380    Macromedia, Inc.* .............................................      387,447
                                                                             -----------
            DATA PROCESSING AND PREPARATION - 2.9%
  19,330    IMS Health, Inc. ..............................................      309,280
                                                                             -----------
            ELECTRIC UTILITIES - 5.9%
   7,620    Entergy Corp. .................................................      347,396
   7,940    PPL Corp. .....................................................      275,359
                                                                             -----------
                                                                                 622,755
                                                                             -----------
            ELECTRONICS - 6.4%
  21,150    American Power Conversion* ....................................      320,422
  12,150    Dionex Corp.* .................................................      360,490
                                                                             -----------
                                                                                 680,912
                                                                             -----------
            ENTERTAINMENT & LEISURE - 2.0%
   6,020    Eastman Kodak Co. .............................................      210,941
                                                                             -----------
            FINANCIAL SERVICES - 2.6%
   8,450    Edwards (A.G.), Inc. ..........................................      278,512
                                                                             -----------
            FOREST PRODUCTS & PAPER - 2.5%
   5,930    Temple-Inland, Inc. ...........................................      265,723
                                                                             -----------
            INSURANCE - 19.2%
  12,040    ACE Ltd. ......................................................      353,254
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            INSURANCE (CONTINUED)
   9,670    Aetna, Inc. ...................................................  $   397,630
  15,270    AON Corp. .....................................................      288,450
   4,090    Chubb Corp. ...................................................      213,498
  18,490    Ohio Casualty Corp.* ..........................................      239,446
   7,140    Platinum Underwriters Holdings Ltd.* ..........................      188,139
  10,270    Safeco Corp. ..................................................      356,061
                                                                             -----------
                                                                               2,036,478
                                                                             -----------
            LODGING - 2.2%
   7,610    Mandalay Resort Group* ........................................      232,942
                                                                             -----------
            MEDIA - BROADCASTING & PUBLISHING - 2.7%
   6,540    Dow Jones & Co., Inc. .........................................      282,724
                                                                             -----------
            MEDICAL SUPPLIES - 2.7%
   7,890    Bausch & Lomb, Inc. ...........................................      284,040
                                                                             -----------
            METALS - 3.3%
  10,070    Hubbell, Inc. - Class B .......................................      353,860
                                                                             -----------
            OIL & GAS - 10.7%
   7,830    Burlington Resources, Inc. ....................................      333,950
  10,650    Newfield Exploration Co.* .....................................      383,933
  11,210    Valero Energy Corp. ...........................................      414,097
                                                                             -----------
                                                                               1,131,980
                                                                             -----------
            PHARMACEUTICALS - 2.1%
   6,310    Mylan Laboratories ............................................      220,219
                                                                             -----------
            RETAILERS - 4.7%
   7,810    Federated Department Stores* ..................................      224,616
   8,750    Zale Corp.* ...................................................      279,125
                                                                             -----------
                                                                                 503,741
                                                                             -----------

            TOTAL INVESTMENTS - 96.2%
              (Cost $9,958,682) ...........................................   10,222,239
            Other Assets and Liabilities (net) - 3.8% .....................      407,421
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $10,629,660
                                                                             ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 100.2%
            ADVERTISING - 0.3%
   2,200    TMP Worldwide, Inc.* ..........................................  $   24,882
                                                                             ----------
            AEROSPACE & DEFENSE - 0.4%
     400    Lockheed Martin Corp. .........................................      23,100
     400    Raytheon Co. ..................................................      12,300
                                                                             ----------
                                                                                 35,400
                                                                             ----------
            BANKING - 8.3%
   1,800    Bank of America Corp. .........................................     125,226
     800    Bank of New York Co., Inc. ....................................      19,168
   3,300    Fannie Mae ....................................................     212,289
   5,650    MBNA Corp. ....................................................     107,463
     200    SLM Corp. .....................................................      20,772
   2,300    State Street Corp. ............................................      89,700
     600    Washington Mutual, Inc. .......................................      20,718
   2,000    Wells Fargo Co. ...............................................      93,740
                                                                             ----------
                                                                                689,076
                                                                             ----------
            BEVERAGES, FOOD & TOBACCO - 6.6%
   3,000    Coca-Cola Co. .................................................     131,460
   5,360    Pepsico, Inc. .................................................     226,299
   1,700    Philip Morris Cos., Inc. ......................................      68,901
   2,200    Wrigley (Wm.) Jr. Co. .........................................     120,736
                                                                             ----------
                                                                                547,396
                                                                             ----------
            BUILDING MATERIALS - 0.7%
     900    Home Depot, Inc. ..............................................      21,564
     900    Lowe's Cos. ...................................................      33,750
                                                                             ----------
                                                                                 55,314
                                                                             ----------
            CHEMICALS - 1.0%
   2,000    Du Pont (E.I.) de Nemours .....................................      84,800
                                                                             ----------
            COMMERCIAL SERVICES - 1.7%
   8,800    Cendant Corp.* ................................................      92,224
   1,100    Valassis Communications, Inc.* ................................      32,373
     600    Waste Management, Inc. ........................................      13,752
                                                                             ----------
                                                                                138,349
                                                                             ----------
            COMMUNICATIONS - 3.0%
   5,900    Crown Castle International Corp.* .............................      22,125
   2,900    Echostar Communications Corp. - Class A* ......................      64,554
   4,340    Qualcomm, Inc.* ...............................................     157,933
                                                                             ----------
                                                                                244,612
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMPUTERS & INFORMATION - 5.4%
  11,700    Cisco Systems, Inc.* ..........................................  $  153,270
   5,500    Dell Computer Corp.* ..........................................     147,070
   6,800    EMC Corp.* ....................................................      41,752
   1,300    International Business Machines Corp. .........................     100,750
                                                                             ----------
                                                                                442,842
                                                                             ----------
            COSMETICS & PERSONAL CARE - 4.4%
   1,300    Avon Products .................................................      70,031
   2,200    Colgate-Palmolive Co. .........................................     115,346
   1,700    Gillette Co. ..................................................      51,612
   1,500    Procter & Gamble Co. ..........................................     128,910
                                                                             ----------
                                                                                365,899
                                                                             ----------
            DATA PROCESSING AND PREPARATION - 2.0%
   1,100    Automatic Data Processing .....................................      43,175
   3,500    First Data Corp. ..............................................     123,935
                                                                             ----------
                                                                                167,110
                                                                             ----------
            ELECTRONICS - 3.8%
   2,800    Energizer Holdings, Inc.* .....................................      78,120
   9,300    Intel Corp. ...................................................     144,801
   4,100    Texas Instruments, Inc. .......................................      61,541
   1,400    Xilinx, Inc.* .................................................      28,840
                                                                             ----------
                                                                                313,302
                                                                             ----------
            ENTERTAINMENT & LEISURE - 2.8%
   3,300    Harrah's Entertainment, Inc.* .................................     130,680
   8,300    Liberty Media Corp. - Class A* ................................      74,202
   2,000    Metro-Goldwyn-Mayer, Inc.* ....................................      26,000
                                                                             ----------
                                                                                230,882
                                                                             ----------
            FINANCIAL SERVICES - 6.7%
   5,700    Citigroup, Inc. ...............................................     200,583
   3,700    Freddie Mac ...................................................     218,485
     900    Merrill Lynch & Co. ...........................................      34,155
     700    Morgan Stanley ................................................      27,944
   6,950    Schwab (Charles) Corp. ........................................      75,407
                                                                             ----------
                                                                                556,574
                                                                             ----------
            FOREST PRODUCTS & PAPER - 1.1%
   1,500    International Paper Co. .......................................      52,455
     800    Weyerhaeuser Co. ..............................................      39,368
                                                                             ----------
                                                                                 91,823
                                                                             ----------
            HEAVY MACHINERY - 0.4%
     500    United Technologies Corp. .....................................      30,970
                                                                             ----------

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            HOME CONSTRUCTION, FURNISHINGS &
              APPLIANCES - 2.9%
   9,800    General Electric Co. ..........................................  $  238,630
                                                                             ----------
            INFORMATION RETRIEVAL SERVICES - 1.4%
   9,050    AOL Time Warner, Inc. .........................................     118,555
                                                                             ----------
            INSURANCE - 3.7%
   2,900    AMBAC Financial Group, Inc. ...................................     163,096
   2,500    American International Group ..................................     144,625
                                                                             ----------
                                                                                307,721
                                                                             ----------
            LODGING - 1.8%
   2,700    Marriott International, Inc. - Class A ........................      88,749
   2,700    Starwood Hotels & Resorts World ...............................      64,098
                                                                             ----------
                                                                                152,847
                                                                             ----------
            MANUFACTURING - 1.2%
     800    3M Co. ........................................................      98,640
                                                                             ----------
            MEDIA - BROADCASTING & PUBLISHING - 7.0%
   2,562    Cablevision Systems Corp. -                                          42,888
              Class A* ....................................................
   1,876    Clear Channel Communications* .................................      69,956
     800    Cox Communications, Inc. -                                           22,720
              Class A* ....................................................
     600    Gannett Co., Inc. .............................................      43,080
     200    Mcgraw-Hill Cos., Inc. ........................................      12,088
   1,400    New York Times Co. - Class A ..................................      64,022
   3,300    Univision Communications, Inc. -                                     80,850
              Class A* ....................................................
   6,036    Viacom, Inc. - Class B* .......................................     246,027
                                                                             ----------
                                                                                581,631
                                                                             ----------
            OIL & GAS - 5.7%
     500    Anadarko Petroleum Corp. ......................................      23,950
     400    Apache Corp. ..................................................      22,796
   1,485    ChevronTexaco Corp. ...........................................      98,723
   8,520    Exxon Mobil Corp. .............................................     297,689
     600    Schlumberger Ltd. .............................................      25,254
                                                                             ----------
                                                                                468,412
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            PHARMACEUTICALS - 12.8%
   1,300    Amgen, Inc.* ..................................................  $   62,842
   3,900    Bristol-Myers Squibb Co. ......................................      90,285
   4,000    Johnson & Johnson .............................................     214,840
   2,400    Lilly (Eli) & Co. .............................................     152,400
   1,500    Merck & Co., Inc. .............................................      84,915
   9,825    Pfizer, Inc. ..................................................     300,350
   1,200    Schering-Plough Corp. .........................................      26,640
   3,400    Wyeth .........................................................     127,160
                                                                             ----------
                                                                              1,059,432
                                                                             ----------
            PREPACKAGED SOFTWARE - 7.2%
   2,200    Intuit, Inc.* .................................................     103,224
   8,800    Microsoft Corp.* ..............................................     454,960
   3,200    Oracle Corp.* .................................................      34,560
                                                                             ----------
                                                                                592,744
                                                                             ----------
            RETAILERS - 5.4%
   1,700    Family Dollar Stores ..........................................      53,057
   2,300    Walgreen Co. ..................................................      67,137
   6,400    Wal-Mart Stores, Inc. .........................................     323,264
                                                                             ----------
                                                                                443,458
                                                                             ----------
            TELEPHONE SYSTEMS - 2.0%
   3,200    SBC Communications, Inc. ......................................      86,752
   1,964    Verizon Communications ........................................      76,105
                                                                             ----------
                                                                                162,857
                                                                             ----------
            TRANSPORTATION - 0.5%
   2,300    Sabre Holdings Corp.* .........................................      41,653
                                                                             ----------

            TOTAL INVESTMENTS - 100.2%
              (Cost $10,427,819) ..........................................   8,285,811
            Other Assets and Liabilities
              (net) - (0.2%) ..............................................     (15,682)
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $8,270,129
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 93.8%
            ADVERTISING - 0.5%
     350    Omnicom Group .................................................  $   22,610
                                                                             ----------
            AEROSPACE & DEFENSE - 1.0%
     750    Lockheed Martin Corp. .........................................      43,312
                                                                             ----------
            APPAREL RETAILERS - 1.7%
   1,450    Gap, Inc. .....................................................      22,504
     800    Kohl's Corp.* .................................................      44,760
     700    Limited, Inc. .................................................       9,751
                                                                             ----------
                                                                                 77,015
                                                                             ----------
            AUTOMOTIVE - 0.4%
     350    Harley-Davidson, Inc. .........................................      16,170
                                                                             ----------
            BANKING - 8.6%
   1,400    American Express Co. ..........................................      49,490
   1,350    Bank of America Corp. .........................................      93,919
   1,100    Fannie Mae ....................................................      70,763
   1,000    Fifth Third Bancorp ...........................................      58,550
     350    SLM Corp. .....................................................      36,351
   1,750    Wells Fargo Co. ...............................................      82,022
                                                                             ----------
                                                                                391,095
                                                                             ----------
            BEVERAGES, FOOD & TOBACCO - 3.7%
     700    Anheuser-Busch Cos., Inc. .....................................      33,880
     950    Coca-Cola Co. .................................................      41,629
     750    Pepsico, Inc. .................................................      31,665
   2,000    Sysco Corp. ...................................................      59,580
                                                                             ----------
                                                                                166,754
                                                                             ----------
            BUILDING MATERIALS - 1.6%
   2,950    Home Depot, Inc. ..............................................      70,682
                                                                             ----------
            CHEMICALS - 0.9%
     700    Air Products & Chemicals, Inc. ................................      29,925
     280    Du Pont (E.I.) de Nemours .....................................      11,872
                                                                             ----------
                                                                                 41,797
                                                                             ----------
            COMMUNICATIONS - 0.4%
   1,300    Nokia Oyj - ADR ...............................................      20,150
                                                                             ----------
            COMPUTERS & INFORMATION - 5.4%
   7,200    Cisco Systems, Inc.* ..........................................      94,320
   2,900    Dell Computer Corp.* ..........................................      77,546
   1,350    Hewlett-Packard Co. ...........................................      23,436
     650    International Business Machines Corp. .........................      50,375
                                                                             ----------
                                                                                245,677
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COSMETICS & PERSONAL CARE - 2.8%
   1,100    Colgate-Palmolive Co. .........................................  $   57,673
     800    Procter & Gamble Co. ..........................................      68,752
                                                                             ----------
                                                                                126,425
                                                                             ----------
            DATA PROCESSING AND PREPARATION - 2.3%
   1,750    First Data Corp. ..............................................      61,967
   1,200    Fiserv, Inc.* .................................................      40,740
                                                                             ----------
                                                                                102,707
                                                                             ----------
            ELECTRIC UTILITIES - 1.5%
   1,150    Duke Energy Corp. .............................................      22,471
     370    FPL Group, Inc. ...............................................      22,248
     800    Southern Co. ..................................................      22,712
                                                                             ----------
                                                                                 67,431
                                                                             ----------
            ELECTRONICS - 3.3%
   1,250    Analog Devices, Inc.* .........................................      29,837
   2,550    Intel Corp. ...................................................      39,703
     800    Linear Technology Corp. .......................................      20,576
     250    Maxim Integrated Products .....................................       8,260
   1,300    Micron Technology, Inc.* ......................................      12,662
   1,350    Texas Instruments, Inc. .......................................      20,263
     850    Xilinx, Inc.* .................................................      17,510
                                                                             ----------
                                                                                148,811
                                                                             ----------
            FINANCIAL SERVICES - 8.3%
   3,850    Citigroup, Inc. ...............................................     135,482
   1,050    Freddie Mac ...................................................      62,003
     600    Goldman Sachs Group, Inc. .....................................      40,860
   1,450    JP Morgan Chase & Co. .........................................      34,800
   1,200    Merrill Lynch & Co. ...........................................      45,540
   1,400    Morgan Stanley ................................................      55,888
                                                                             ----------
                                                                                374,573
                                                                             ----------
            HEALTH CARE PROVIDERS - 2.5%
   1,400    HCA - The Healthcare Co. ......................................      58,100
     680    UnitedHealth Group, Inc. ......................................      56,780
                                                                             ----------
                                                                                114,880
                                                                             ----------
            HEAVY MACHINERY - 2.5%
   4,200    Applied Materials, Inc.* ......................................      54,726
     950    United Technologies Corp. .....................................      58,843
                                                                             ----------
                                                                                113,569
                                                                             ----------
            HOME CONSTRUCTION, FURNISHINGS &
              APPLIANCES - 3.0%
   5,500    General Electric Co. ..........................................     133,925
                                                                             ----------

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            INSURANCE - 2.5%
   1,450    American International Group ..................................  $   83,883
     950    Prudential Financial, Inc. ....................................      30,153
                                                                             ----------
                                                                                114,036
                                                                             ----------
            MEDIA - BROADCASTING & PUBLISHING - 2.7%
   1,200    Clear Channel Communications* .................................      44,748
   1,950    Viacom, Inc. - Class B* .......................................      79,482
                                                                             ----------
                                                                                124,230
                                                                             ----------
            MEDICAL SUPPLIES - 5.6%
     700    Allergan, Inc. ................................................      40,334
   1,050    Boston Scientific Corp.* ......................................      44,646
     700    KLA - Tencor Corp.* ...........................................      24,759
   1,700    Medtronics, Inc. ..............................................      77,520
   1,600    Microchip Technology, Inc. ....................................      39,120
     750    St. Jude Medical, Inc.* .......................................      29,790
                                                                             ----------
                                                                                256,169
                                                                             ----------
            METALS - 1.1%
   1,100    Alcoa, Inc. ...................................................      25,058
   1,250    Masco Corp. ...................................................      26,313
                                                                             ----------
                                                                                 51,371
                                                                             ----------
            OIL & GAS - 5.5%
   1,000    Ensco International, Inc. .....................................      29,450
   4,200    Exxon Mobil Corp. .............................................     146,748
     800    Nabors Industries Ltd.* .......................................      28,216
     700    Schlumberger Ltd. .............................................      29,463
     700    Transocean Sedco Forex, Inc. ..................................      16,240
                                                                             ----------
                                                                                250,117
                                                                             ----------
            PHARMACEUTICALS - 12.5%
   1,200    Amgen, Inc.* ..................................................      58,008
     900    Cardinal Health, Inc. .........................................      53,271
     400    Forest Laboratories - Class A* ................................      39,288
   2,550    Johnson & Johnson .............................................     136,961
   4,950    Pfizer, Inc. ..................................................     151,322
     850    Pharmacia Corp. ...............................................      35,530
   1,350    Wyeth .........................................................      50,490
     950    Zimmer Holdings, Inc.* ........................................      39,444
                                                                             ----------
                                                                                564,314
                                                                             ----------
            PREPACKAGED SOFTWARE - 4.6%
   3,200    Microsoft Corp.* ..............................................     165,440
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            PREPACKAGED SOFTWARE (CONTINUED)
   2,900    Oracle Corp.* .................................................  $   31,320
     900    Veritas Software Corp.* .......................................      14,058
                                                                             ----------
                                                                                210,818
                                                                             ----------
            RADIO TELEPHONE COMMUNICATIONS - 0.7%
   1,650    Vodafone Group Plc - ADR ......................................      29,898
                                                                             ----------
            RETAILERS - 5.0%
   1,000    Bed Bath & Beyond, Inc.* ......................................      34,530
     450    Costco Wholesale Corp.* .......................................      12,627
   1,450    Target Corp. ..................................................      43,500
   2,700    Wal-Mart Stores, Inc. .........................................     136,377
                                                                             ----------
                                                                                227,034
                                                                             ----------
            TELEPHONE SYSTEMS - 1.9%
     800    AT&T Corp. ....................................................      20,888
     600    Bellsouth Corp. ...............................................      15,522
   1,850    SBC Communications, Inc. ......................................      50,154
                                                                             ----------
                                                                                 86,564
                                                                             ----------
            TRANSPORTATION - 1.3%
     600    Canadian National Railway Co. .................................      24,936
   1,400    Carnival Corp. ................................................      34,930
                                                                             ----------
                                                                                 59,866
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $4,892,572) ...........................................  $4,252,000
                                                                             ----------

  PAR
 VALUE
 -----

            SHORT TERM INSTRUMENTS - 1.1%
            U.S. GOVERNMENT - 1.1%
            US Treasury Bill, 1.18%, due 03/20/03(a)
  50,000      (Cost $49,851) ..............................................  $   49,851
                                                                             ----------

            TOTAL INVESTMENTS - 94.9%
              (Cost $4,942,423) ...........................................   4,301,851
            Other Assets and Liabilities
              (net) - 5.1% ................................................     229,470
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $4,531,321
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.
         (a) Asset segregated to cover collateral margin requirements on open financial futures contracts (Note 5).

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                     VALUE
SHARES                                             (NOTE 1)
------                                             --------
        COMMON STOCKS - 99.9%
        AEROSPACE & DEFENSE - 1.3%
1,500   Boeing Co. .............................  $    49,485
  900   Honeywell International, Inc. ..........       21,600
  800   Lockheed Martin Corp. ..................       46,200
  300   Northrop Grumman Corp. .................       29,100
                                                  -----------
                                                      146,385
                                                  -----------
        AIRLINES - 0.2%
  300   FedEx Corp. ............................       16,266
                                                  -----------
        APPAREL RETAILERS - 1.0%
1,200   Abercrombie & Fitch Co. - Class A* .....       24,552
1,400   Gap, Inc. ..............................       21,728
1,200   Kohl's Corp.* ..........................       67,140
                                                  -----------
                                                      113,420
                                                  -----------
        AUTOMOTIVE - 1.5%
  500   Delphi Automotive Systems ..............        4,025
2,900   Ford Motor Co. .........................       26,970
1,200   General Motors Corp. ...................       44,232
  500   Harley-Davidson, Inc. ..................       23,100
  600   Lear Corp.* ............................       19,968
  300   PACCAR, Inc. ...........................       13,839
  600   Rockwell International Corp. ...........       12,426
  400   SPX Corp.* .............................       14,980
                                                  -----------
                                                      159,540
                                                  -----------
        BANKING - 7.8%
1,200   American Express Co. ...................       42,420
  300   Amsouth Bancorporation .................        5,760
  300   Bank of America Corp. ..................       20,871
3,100   Bank One Corp. .........................      113,305
1,500   CIT Group, Inc. ........................       29,400
  200   Compass Bancshares, Inc. ...............        6,254
1,400   Fannie Mae .............................       90,062
  100   FirstMerit Corp. .......................        2,166
3,700   Fleet Boston Financial Corp. ...........       89,910
  100   Golden West Financial Corp. ............        7,181
  600   Greenpoint Financial Corp. .............       27,108
  500   Hibernia Corp. - Class A ...............        9,630
  800   Marshall & Ilsley Corp. ................       21,904
  600   MBNA Corp. .............................       11,412
1,200   Mellon Financial Corp. .................       31,332
  100   North Fork Bancorporation ..............        3,374
1,100   PNC Bank Corp. .........................       46,090
  200   SouthTrust Corp. .......................        4,970
1,100   Suntrust Banks, Inc. ...................       62,612
  200   TCF Financial Corp. ....................        8,738
                                                    VALUE
SHARES                                             (NOTE 1)
------                                             --------
        BANKING (CONTINUED)
6,400   U.S. Bancorp ...........................  $   135,808
2,200   Washington Mutual, Inc. ................       75,966
                                                  -----------
                                                      846,273
                                                  -----------
        BEVERAGES, FOOD & TOBACCO - 5.2%
  700   Archer-Daniels-Midland Co. .............        8,680
4,900   Coca-Cola Co. ..........................      214,718
  446   Del Monte Foods Co.* ...................        3,435
1,000   Heinz (H.J.) Co. .......................       32,870
  700   Kellogg Co. ............................       23,989
1,200   Kraft Foods, Inc. - Class A ............       46,716
1,200   Pepsico, Inc. ..........................       50,664
3,900   Philip Morris Cos., Inc. ...............      158,067
  900   Sysco Corp. ............................       26,811
                                                  -----------
                                                      565,950
                                                  -----------
        BUILDING MATERIALS - 1.4%
4,500   Home Depot, Inc. .......................      107,820
1,200   Lowe's Cos. ............................       45,000
                                                  -----------
                                                      152,820
                                                  -----------
        CHEMICALS - 1.3%
  800   Air Products & Chemicals, Inc. .........       34,200
  500   Dow Chemical Co. .......................       14,850
  600   Eastman Chemical Co. ...................       22,062
  200   Lyondell Chemical Co. ..................        2,528
1,000   PPG Industries, Inc. ...................       50,150
  400   Praxair, Inc. ..........................       23,108
                                                  -----------
                                                      146,898
                                                  -----------
        COMMERCIAL SERVICES - 1.4%
  400   Bearingpoint, Inc.* ....................        2,760
2,300   Cendant Corp.* .........................       24,104
  200   Cintas Corp. ...........................        9,150
  700   eBay, Inc.* ............................       47,474
  300   Halliburton Co. ........................        5,613
1,200   Monsanto Co. ...........................       23,100
  200   Paychex, Inc. ..........................        5,580
1,700   Waste Management, Inc. .................       38,964
                                                  -----------
                                                      156,745
                                                  -----------
        COMMUNICATIONS - 0.6%
5,700   Lucent Technologies, Inc.* .............        7,182
5,300   Motorola, Inc. .........................       45,845
  100   Network Appliance, Inc.* ...............        1,000
  400   Qualcomm, Inc.* ........................       14,556
                                                  -----------
                                                       68,583
                                                  -----------
        COMPUTER INTEGRATED SYSTEMS DESIGN - 0.1%
  400   Computer Sciences Corp.* ...............       13,780
                                                  -----------

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                    VALUE
SHARES                                             (NOTE 1)
------                                             --------
        COMMON STOCKS (CONTINUED)
        COMPUTERS & INFORMATION - 5.1%
11,200  Cisco Systems, Inc.* ...................  $   146,720
3,700   Dell Computer Corp.* ...................       98,938
6,300   Hewlett-Packard Co. ....................      109,368
2,400   International Business Machines               186,000
          Corp. ................................
  100   Lexmark International, Inc.* ...........        6,050
  300   Pitney Bowes, Inc. .....................        9,798
  900   Seagate Technology, Inc.*(a) ...........            0
                                                  -----------
                                                      556,874
                                                  -----------
        COSMETICS & PERSONAL CARE - 3.2%
  300   Colgate-Palmolive Co. ..................       15,729
2,900   Gillette Co. ...........................       88,044
2,800   Procter & Gamble Co. ...................      240,632
                                                  -----------
                                                      344,405
                                                  -----------
        DATA PROCESSING AND PREPARATION - 1.2%
1,900   Automatic Data Processing ..............       74,575
  700   First Data Corp. .......................       24,787
1,300   NCR Corp.* .............................       30,862
                                                  -----------
                                                      130,224
                                                  -----------
        ELECTRIC UTILITIES - 2.9%
  100   Ameren Corp. ...........................        4,157
  600   American Electric Power ................       16,398
1,600   Centerpoint Energy, Inc. ...............       13,600
  400   Consolidated Edison, Inc. ..............       17,128
  800   Constellation Energy Group, Inc. .......       22,256
  400   Dominion Resources, Inc. ...............       21,960
  800   DTE Energy Co. .........................       37,120
1,800   Edison International* ..................       21,330
  900   Pepco Holdings, Inc. ...................       17,451
2,400   PG&E Corp.* ............................       33,360
  700   Pinnacle West Capital Corp. ............       23,863
  100   PPL Corp. ..............................        3,468
  700   Progress Energy, Inc. ..................       30,345
  600   Public Service Enterprise Group,               19,260
          Inc. .................................
2,800   XCEL Energy, Inc. ......................       30,800
                                                  -----------
                                                      312,496
                                                  -----------
        ELECTRICAL EQUIPMENT - 0.0%
  100   Cooper Industries Ltd. - Class A .......        3,645
                                                  -----------
        ELECTRONICS - 2.8%
1,300   Agere Systems, Inc.* ...................        1,872
3,300   Altera Corp.* ..........................       40,689
  500   Analog Devices, Inc.* ..................       11,935
9,300   Intel Corp. ............................      144,801
                                                    VALUE
SHARES                                             (NOTE 1)
------                                             --------
        ELECTRONICS (CONTINUED)
1,100   Intersil Holding Corp.* ................  $    15,334
  800   Linear Technology Corp. ................       20,576
  600   Maxim Integrated Products ..............       19,824
  800   Micron Technology, Inc.* ...............        7,792
  100   QLogic Corp.* ..........................        3,451
  700   Texas Instruments, Inc. ................       10,507
1,300   Xilinx, Inc.* ..........................       26,780
                                                  -----------
                                                      303,561
                                                  -----------
        ENTERTAINMENT & LEISURE - 0.9%
2,100   Disney (Walt) Co. ......................       34,251
  400   Eastman Kodak Co. ......................       14,016
  500   Harrah's Entertainment, Inc.* ..........       19,800
  900   Hasbro, Inc. ...........................       10,395
1,200   Liberty Media Corp. - Class A* .........       10,728
  600   Mattel, Inc. ...........................       11,490
  200   Park Place Entertainment Corp.* ........        1,680
                                                  -----------
                                                      102,360
                                                  -----------
        FINANCIAL SERVICES - 7.7%
  100   Apartment Investment & Management Co. -         3,748
          Class A REIT .........................
  200   Archstone-Smith Trust REIT .............        4,708
  200   Arden Realty Group, Inc. REIT ..........        4,430
2,100   Capital One Financial Corp. ............       62,412
9,400   Citigroup, Inc. ........................      330,786
1,900   Countrywide Credit Industries, Inc. ....       98,135
2,800   E*trade Group, Inc.* ...................       13,608
1,800   Freddie Mac ............................      106,290
  200   General Growth Properties, Inc. REIT ...       10,400
  400   Goldman Sachs Group, Inc. ..............       27,240
  100   Highwoods Properties, Inc. REIT ........        2,210
  800   Household International, Inc. ..........       22,248
  100   LaBranche & Co., Inc.* .................        2,664
  100   Legg Mason, Inc. .......................        4,854
  300   Merrill Lynch & Co. ....................       11,385
1,300   Morgan Stanley .........................       51,896
  100   Prologis Trust REIT ....................        2,515
  300   Rouse Co. REIT .........................        9,510
6,100   Schwab (Charles) Corp. .................       66,185
                                                  -----------
                                                      835,224
                                                  -----------
        FOREST PRODUCTS & PAPER - 0.6%
  100   Bowater, Inc. ..........................        4,195
  100   Georgia-Pacific Group ..................        1,616
  500   Kimberly-Clark Corp. ...................       23,735
  200   Smurfit-Stone Container Corp.* .........        3,078

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                    VALUE
SHARES                                             (NOTE 1)
------                                             --------
        COMMON STOCKS (CONTINUED)
        FOREST PRODUCTS & PAPER (CONTINUED)
  600   Temple-Inland, Inc. ....................  $    26,886
  200   Weyerhaeuser Co. .......................        9,842
                                                  -----------
                                                       69,352
                                                  -----------
        HEALTH CARE PROVIDERS - 0.7%
1,300   HCA - The Healthcare Co. ...............       53,950
1,100   Human Genome Sciences, Inc.* ...........        9,691
  700   Tenet Healthcare Corp.* ................       11,480
                                                  -----------
                                                       75,121
                                                  -----------
        HEAVY MACHINERY - 2.2%
1,900   Applied Materials, Inc.* ...............       24,757
1,000   Baker Hughes, Inc. .....................       32,190
  200   Black & Decker Corp. ...................        8,578
  100   Caterpillar, Inc. ......................        4,572
  700   Cooper Cameron Corp.* ..................       34,874
  800   Ingersoll-Rand Co. - Class A ...........       34,448
1,600   United Technologies Corp. ..............       99,104
                                                  -----------
                                                      238,523
                                                  -----------
        HOME CONSTRUCTION, FURNISHINGS &
          APPLIANCES - 3.1%
13,400  General Electric Co. ...................      326,290
  200   Johnson Controls, Inc. .................       16,034
                                                  -----------
                                                      342,324
                                                  -----------
        HOUSEHOLD PRODUCTS - 0.1%
  200   Fortune Brands, Inc. ...................        9,302
  100   Rohm & Haas Co. ........................        3,248
                                                  -----------
                                                       12,550
                                                  -----------
        INDUSTRIAL - DIVERSIFIED - 1.1%
  100   Danaher Corp. ..........................        6,570
6,500   Tyco International Ltd. ................      111,020
                                                  -----------
                                                      117,590
                                                  -----------
        INFORMATION RETRIEVAL SERVICES - 0.6%
5,200   AOL Time Warner, Inc. ..................       68,120
                                                  -----------
        INSURANCE - 5.7%
1,300   Aetna, Inc. ............................       53,456
  800   AMBAC Financial Group, Inc. ............       44,992
2,700   American International Group ...........      156,195
1,200   AON Corp. ..............................       22,668
  700   Cigna Corp. ............................       28,784
  200   Jefferson-Pilot Corp. ..................        7,622
  200   John Hancock Financial Services ........        5,580
  900   MBIA, Inc. .............................       39,474
1,900   Metlife, Inc. ..........................       51,376
  200   Protective Life Corp. ..................        5,504
                                                    VALUE
SHARES                                             (NOTE 1)
------                                             --------
        INSURANCE (CONTINUED)
  400   St. Paul Cos. ..........................  $    13,620
  900   Torchmark Corp. ........................       32,877
6,300   Travelers Property Casualty Corp. -            92,295
          Class A* .............................
  800   Travelers Property Casualty Corp. -            11,720
          Class B* .............................
1,400   UnumProvident Corp. ....................       24,556
  400   Wellpoint Health Networks* .............       28,464
                                                  -----------
                                                      619,183
                                                  -----------
        LODGING - 0.0%
  100   Marriott International, Inc. -                  3,287
          Class A ..............................
                                                  -----------
        MANUFACTURING - 0.6%
  500   3M Co. .................................       61,650
                                                  -----------
        MEDIA - BROADCASTING & PUBLISHING - 3.2%
  200   Clear Channel Communications* ..........        7,458
1,600   Comcast Corp. - Class A* ...............       37,712
1,600   Comcast Corp. - Special Class A* .......       36,144
  100   Cox Communications, Inc. - Class A* ....        2,840
  200   Fox Entertainment Group, Inc. - Class           5,186
          A* ...................................
  600   Gannett Co., Inc. ......................       43,080
  200   Mcgraw-Hill Cos., Inc. .................       12,088
1,300   Tribune Co. ............................       59,098
3,600   Viacom, Inc. - Class B* ................      146,736
                                                  -----------
                                                      350,342
                                                  -----------
        MEDICAL SUPPLIES - 2.1%
  200   Agilent Technologies, Inc.* ............        3,592
  200   Bard (C.R.), Inc. ......................       11,600
1,000   Baxter International, Inc. .............       28,000
1,200   Becton Dickinson & Co. .................       36,828
  300   Biomet, Inc. ...........................        8,598
  600   Boston Scientific Corp.* ...............       25,512
  100   Eaton Corp. ............................        7,811
  200   Guidant Corp.* .........................        6,170
1,200   Medtronics, Inc. .......................       54,720
  900   St. Jude Medical, Inc.* ................       35,748
  100   Stryker Corp. ..........................        6,712
                                                  -----------
                                                      225,291
                                                  -----------
        METALS - 1.0%
3,100   Alcoa, Inc. ............................       70,618
1,500   Masco Corp. ............................       31,575
  600   United States Steel Corp. ..............        7,872
                                                  -----------
                                                      110,065
                                                  -----------

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                    VALUE
SHARES                                             (NOTE 1)
------                                             --------
        COMMON STOCKS (CONTINUED)
        OIL & GAS - 5.5%
1,400   Anadarko Petroleum Corp. ...............  $    67,060
1,600   ChevronTexaco Corp. ....................      106,368
2,100   ConocoPhillips .........................      101,619
  400   Devon Energy Corp. .....................       18,360
  100   Diamond Offshore Driling ...............        2,185
1,200   El Paso Corp. ..........................        8,352
  400   Ensco International, Inc. ..............       11,780
6,800   Exxon Mobil Corp. ......................      237,592
1,300   Rowan Cos., Inc. .......................       29,510
  600   Transocean Sedco Forex, Inc. ...........       13,920
  100   Valero Energy Corp. ....................        3,694
                                                  -----------
                                                      600,440
                                                  -----------
        PHARMACEUTICALS - 11.6%
3,600   Abbott Laboratories ....................      144,000
2,300   Amgen, Inc.* ...........................      111,182
3,500   Bristol-Myers Squibb Co. ...............       81,025
  600   Cardinal Health, Inc. ..................       35,514
  500   Forest Laboratories - Class A* .........       49,110
2,800   Johnson & Johnson ......................      150,388
1,200   Lilly (Eli) & Co. ......................       76,200
  300   McKesson Corp. .........................        8,109
1,400   Medimmune, Inc.* .......................       38,038
1,700   Merck & Co., Inc. ......................       96,237
7,100   Pfizer, Inc. ...........................      217,047
3,800   Pharmacia Corp. ........................      158,840
1,900   Schering-Plough Corp. ..................       42,180
  300   Vertex Pharmaceuticals, Inc.* ..........        4,755
  100   Watson Pharmaceuticals, Inc.* ..........        2,827
1,400   Wyeth ..................................       52,360
                                                  -----------
                                                    1,267,812
                                                  -----------
        PREPACKAGED SOFTWARE - 4.7%
  400   Electronic Arts, Inc.* .................       19,908
8,500   Microsoft Corp.* .......................      439,450
5,300   Oracle Corp.* ..........................       57,240
                                                  -----------
                                                      516,598
                                                  -----------
        RESTAURANTS - 0.6%
  500   Wendy's International, Inc. ............       13,535
2,000   Yum! Brands, Inc.* .....................       48,440
                                                  -----------
                                                       61,975
                                                  -----------
        RETAILERS - 4.3%
  800   Bed Bath & Beyond, Inc.* ...............       27,624
2,500   CVS Corp. ..............................       62,425
1,000   Federated Department Stores* ...........       28,760
                                                    VALUE
SHARES                                             (NOTE 1)
------                                             --------
        RETAILERS (CONTINUED)
  100   Pier 1 Imports, Inc. ...................  $     1,893
  100   Sears, Roebuck and Co. .................        2,395
1,900   Target Corp. ...........................       57,000
1,800   TJX Cos., Inc. .........................       35,136
4,700   Wal-Mart Stores, Inc. ..................      237,397
  600   Walgreen Co. ...........................       17,514
                                                  -----------
                                                      470,144
                                                  -----------
        TELEPHONE SYSTEMS - 4.1%
1,100   AT&T Corp. .............................       28,721
7,900   AT&T Wireless Services, Inc.* ..........       44,635
2,300   Bellsouth Corp. ........................       59,501
1,600   Qwest Communications International* ....        8,000
4,700   SBC Communications, Inc. ...............      127,417
1,200   Sprint Corp. (FON Group) ...............       17,376
3,600   Sprint Corp. (PCS Group)* ..............       15,768
3,800   Verizon Communications .................      147,250
                                                  -----------
                                                      448,668
                                                  -----------
        TEXTILES, CLOTHING & FABRICS - 0.6%
1,100   Jones Apparel Group, Inc.* .............       38,984
  500   NIKE, Inc. - Class B ...................       22,235
                                                  -----------
                                                       61,219
                                                  -----------
        TRANSPORTATION - 1.9%
  700   Burlington Northern Santa Fe Co. .......       18,207
2,700   Carnival Corp. .........................       67,365
  300   CSX Corp. ..............................        8,493
  400   Norfolk Southern Corp. .................        7,996
  300   Union Pacific Corp. ....................       17,961
1,300   United Parcel Service, Inc. -                  82,004
          Class B ..............................
                                                  -----------
                                                      202,026
                                                  -----------

        TOTAL INVESTMENTS - 99.9%
          (Cost $12,774,310) ...................   10,897,729
        Other Assets and Liabilities
          (net) - 0.1% .........................       13,388
                                                  -----------
        TOTAL NET ASSETS - 100.0% ..............  $10,911,117
                                                  ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         REIT - Real Estate Investment Trust
         * Non-income producing security.
         (a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 96.5%
            AEROSPACE & DEFENSE - 1.4%
   6,700    Honeywell International, Inc. .................................  $   160,800
                                                                             -----------
            APPAREL RETAILERS - 1.4%
  10,200    Gap, Inc. .....................................................      158,304
                                                                             -----------
            BANKING - 13.0%
   4,900    American Express Co. ..........................................      173,215
   2,100    Bank of America Corp. .........................................      146,097
   7,200    Bank of New York Co., Inc. ....................................      172,512
     600    Comerica, Inc. ................................................       25,944
   6,100    Fleet Boston Financial Corp. ..................................      148,230
   8,000    MBNA Corp. ....................................................      152,160
   8,600    U.S. Bancorp ..................................................      182,492
   4,500    Wachovia Corp. ................................................      163,980
   4,500    Washington Mutual, Inc. .......................................      155,385
   3,200    Wells Fargo Co. ...............................................      149,984
                                                                             -----------
                                                                               1,469,999
                                                                             -----------
            BEVERAGES, FOOD & TOBACCO - 6.3%
   2,700    General Mills, Inc. ...........................................      126,765
   5,500    Philip Morris Cos., Inc. ......................................      222,915
   3,700    RJ Reynolds Tobacco Holdings, Inc. ............................      155,807
   8,700    Safeway, Inc.* ................................................      203,232
                                                                             -----------
                                                                                 708,719
                                                                             -----------
            BUILDING MATERIALS - 1.4%
   6,600    Home Depot, Inc. ..............................................      158,136
                                                                             -----------
            CHEMICALS - 1.0%
   3,900    Dow Chemical Co. ..............................................      115,830
                                                                             -----------
            COMMUNICATIONS - 5.9%
  14,700    Comverse Technology, Inc.* ....................................      147,294
 157,700    Lucent Technologies, Inc.* ....................................      198,702
  13,700    Motorola, Inc. ................................................      118,505
  13,200    Nokia Oyj - ADR ...............................................      204,600
                                                                             -----------
                                                                                 669,101
                                                                             -----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 1.8%
  10,600    3Com Corp.* ...................................................       49,078
  50,200    Sun Microsystems, Inc.* .......................................      156,122
                                                                             -----------
                                                                                 205,200
                                                                             -----------
            COMPUTERS & INFORMATION - 4.1%
  14,000    Hewlett-Packard Co. ...........................................      243,040
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMPUTERS & INFORMATION (CONTINUED)
   1,100    International Business Machines Corp. .........................  $    85,250
  38,000    Solectron Corp.* ..............................................      134,900
                                                                             -----------
                                                                                 463,190
                                                                             -----------
            ELECTRIC UTILITIES - 1.2%
   2,800    Progress Energy, Inc. .........................................      121,380
   1,100    XCEL Energy, Inc. .............................................       12,100
                                                                             -----------
                                                                                 133,480
                                                                             -----------
            ELECTRONICS - 1.7%
   9,709    Agere Systems, Inc. - Class B* ................................       13,593
   1,000    Intel Corp. ...................................................       15,570
   4,600    Micron Technology, Inc.* ......................................       44,804
   7,700    National Semiconductor Corp.* .................................      115,577
                                                                             -----------
                                                                                 189,544
                                                                             -----------
            ENTERTAINMENT & LEISURE - 3.6%
  20,913    Liberty Media Corp. - Class A* ................................      186,962
   9,500    News Corp. Ltd. - ADR .........................................      215,175
                                                                             -----------
                                                                                 402,137
                                                                             -----------
            FINANCIAL SERVICES - 10.0%
   6,900    Equity Office Properties Trust ................................      172,362
   2,200    Freddie Mac ...................................................      129,910
   2,100    Goldman Sachs Group, Inc. .....................................      143,010
   6,600    JP Morgan Chase & Co. .........................................      158,400
   4,700    Merrill Lynch & Co. ...........................................      178,365
   4,500    Morgan Stanley ................................................      179,640
   8,900    Waddell & Reed Financial, Inc. - Class A ......................      175,063
                                                                             -----------
                                                                               1,136,750
                                                                             -----------
            FOREST PRODUCTS & PAPER - 3.0%
   4,200    International Paper Co. .......................................      146,874
   4,000    Kimberly-Clark Corp. ..........................................      189,880
                                                                             -----------
                                                                                 336,754
                                                                             -----------
            HEALTH CARE PROVIDERS - 2.3%
   3,900    HCA - The Healthcare Co. ......................................      161,850
   5,700    Tenet Healthcare Corp.* .......................................       93,480
                                                                             -----------
                                                                                 255,330
                                                                             -----------
            HEAVY MACHINERY - 1.4%
   2,600    United Technologies Corp. .....................................      161,044
                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            HOUSEHOLD PRODUCTS - 1.0%
   2,500    Fortune Brands, Inc. ..........................................  $   116,275
                                                                             -----------
            INSURANCE - 5.1%
   3,300    American International Group ..................................      190,905
   1,700    Hartford Financial Services Group .............................       77,231
   3,800    St. Paul Cos. .................................................      129,390
   2,400    XL Capital Ltd. - Class A .....................................      185,400
                                                                             -----------
                                                                                 582,926
                                                                             -----------
            LODGING - 1.2%
   4,100    MGM Mirage, Inc.* .............................................      135,177
                                                                             -----------
            MEDIA - BROADCASTING & PUBLISHING - 1.7%
   4,561    Comcast Corp - Class A* .......................................      107,503
   3,600    Comcast Corp - Special Class A* ...............................       81,324
                                                                             -----------
                                                                                 188,827
                                                                             -----------
            METALS - 1.6%
   7,900    Alcoa, Inc. ...................................................      179,962
                                                                             -----------
            OIL & GAS - 9.6%
   3,200    BP Plc - ADR ..................................................      130,080
   3,700    Burlington Resources, Inc. ....................................      157,805
   2,100    ChevronTexaco Corp. ...........................................      139,608
   3,000    ConocoPhillips ................................................      145,170
   3,600    Marathon Oil Corp. ............................................       76,644
   3,500    Royal Dutch Petroleum Co. .....................................      154,070
   2,200    Total Fina SA - ADR ...........................................      157,300
   5,700    Transocean Sedco Forex, Inc. ..................................      132,240
                                                                             -----------
                                                                               1,092,917
                                                                             -----------
            PHARMACEUTICALS - 6.1%
   5,100    Pfizer, Inc. ..................................................      155,907
   3,900    Pharmacia Corp. ...............................................      163,020
   9,300    Schering-Plough Corp. .........................................      206,460
   4,500    Wyeth .........................................................      168,300
                                                                             -----------
                                                                                 693,687
                                                                             -----------
            RESTAURANTS - 1.5%
  10,400    McDonald's Corp. ..............................................      167,232
                                                                             -----------
            RETAILERS - 3.6%
   3,900    Costco Wholesale Corp.* .......................................      109,434
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            RETAILERS (CONTINUED)
   4,700    Federated Department Stores* ..................................  $   135,172
   5,600    Target Corp. ..................................................      168,000
                                                                             -----------
                                                                                 412,606
                                                                             -----------
            TELEPHONE SYSTEMS - 5.6%
   2,820    AT&T Corp. ....................................................       73,630
  31,200    AT&T Wireless Services, Inc.* .................................      176,280
   4,800    SBC Communications, Inc. ......................................      130,128
   6,700    Verizon Communications ........................................      259,625
                                                                             -----------
                                                                                 639,663
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $12,636,419) ..........................................  $10,933,590
                                                                             -----------

  PAR
 VALUE
 -----

            DEBT OBLIGATIONS - 0.3%
            CORPORATE DEBT - 0.3%
            Charter Communications Inc., 5.75%, due 10/15/05
 129,000      (Cost $70,002) ..............................................  $    28,380
                                                                             -----------

 SHARES
 ------

            PREFERRED STOCK - 0.6%
            Ford Motor Co. Capital Trust II, 6.5%, due 01/30/32
   1,800      (Cost $88,166) ..............................................  $    73,530
                                                                             -----------

            TOTAL INVESTMENTS - 97.4%
              (Cost $12,794,587) ..........................................   11,035,500
            Other Assets and Liabilities (net) - 2.6% .....................      290,328
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $11,325,828
                                                                             ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 97.1%
            ADVERTISING - 5.1%
  11,900    Interpublic Group Cos., Inc. ..................................  $  167,552
   3,550    Omnicom Group .................................................     229,330
                                                                             ----------
                                                                                396,882
                                                                             ----------
            AEROSPACE & DEFENSE - 1.1%
   3,500    Honeywell International, Inc. .................................      84,000
                                                                             ----------
            APPAREL RETAILERS - 3.1%
  15,550    Gap, Inc. .....................................................     241,336
                                                                             ----------
            BANKING - 6.3%
   2,500    Bank of America Corp. .........................................     173,925
   6,750    Bank of New York Co., Inc. ....................................     161,730
   4,350    Bank One Corp. ................................................     158,992
                                                                             ----------
                                                                                494,647
                                                                             ----------
            BEVERAGES, FOOD & TOBACCO - 1.1%
   3,750    Safeway, Inc.* ................................................      87,600
                                                                             ----------
            COMMERCIAL SERVICES - 7.8%
   8,000    Cendant Corp.* ................................................      83,840
   5,400    H&R Block, Inc. ...............................................     217,080
   4,000    Robert Half International, Inc.* ..............................      64,440
  10,650    Waste Management, Inc. ........................................     244,098
                                                                             ----------
                                                                                609,458
                                                                             ----------
            COMMUNICATIONS - 2.1%
   4,450    Koninklijke (Royal) Philips Electronics NV - ADR ..............      78,676
   9,600    Motorola, Inc. ................................................      83,040
                                                                             ----------
                                                                                161,716
                                                                             ----------
            DATA PROCESSING AND PREPARATION - 6.4%
  10,200    Ceridian Corp.* ...............................................     147,084
   5,600    First Data Corp. ..............................................     198,296
   9,500    IMS Health, Inc. ..............................................     152,000
                                                                             ----------
                                                                                497,380
                                                                             ----------
            ELECTRIC UTILITIES - 2.6%
   6,150    Duke Energy Corp. .............................................     120,171
   6,100    PG&E Corp.* ...................................................      84,790
                                                                             ----------
                                                                                204,961
                                                                             ----------
            ELECTRONICS - 1.8%
   4,900    Novellus Systems, Inc.* .......................................     137,592
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            ENTERTAINMENT & LEISURE - 3.3%
   8,500    Disney (Walt) Co. .............................................  $  138,635
   6,300    Mattel, Inc. ..................................................     120,645
                                                                             ----------
                                                                                259,280
                                                                             ----------
            FINANCIAL SERVICES - 13.7%
   5,900    Citigroup, Inc. ...............................................     207,621
   3,650    Freddie Mac ...................................................     215,532
   8,090    JP Morgan Chase & Co. .........................................     194,160
   4,950    Merrill Lynch & Co. ...........................................     187,852
   4,200    Morgan Stanley ................................................     167,664
   7,790    Stilwell Financial, Inc. ......................................     101,815
                                                                             ----------
                                                                              1,074,644
                                                                             ----------
            FOOD RETAILERS - 2.4%
  12,350    Kroger Co.* ...................................................     190,807
                                                                             ----------
            HEALTH CARE PROVIDERS - 1.5%
   1,400    UnitedHealth Group, Inc. ......................................     116,900
                                                                             ----------
            HEAVY MACHINERY - 5.3%
   2,400    American Standard Cos.* .......................................     170,736
   8,650    Applied Materials, Inc.* ......................................     112,710
   2,900    Parker Hannifin Corp. .........................................     133,777
                                                                             ----------
                                                                                417,223
                                                                             ----------
            INDUSTRIAL - DIVERSIFIED - 4.0%
  18,400    Tyco International Ltd. .......................................     314,272
                                                                             ----------
            INSURANCE - 6.0%
   6,350    ACE Ltd. ......................................................     186,309
   1,900    MGIC Investment Corp. .........................................      78,470
   3,050    Radian Group, Inc. ............................................     113,308
   5,450    UnumProvident Corp. ...........................................      95,593
                                                                             ----------
                                                                                473,680
                                                                             ----------
            LODGING - 1.6%
   5,250    Starwood Hotels & Resorts World ...............................     124,635
                                                                             ----------
            MEDICAL SUPPLIES - 2.2%
   8,050    Waters Corp.* .................................................     175,329
                                                                             ----------
            METALS - 2.0%
   7,350    Masco Corp. ...................................................     154,718
                                                                             ----------
            OIL & GAS - 9.4%
   7,850    Ensco International, Inc. .....................................     231,183
   4,100    Nabors Industries Ltd.* .......................................     144,607

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            OIL & GAS (CONTINUED)
   7,050    Transocean Sedco Forex, Inc. ..................................  $  163,560
   4,900    Weatherford International Ltd.* ...............................     195,657
                                                                             ----------
                                                                                735,007
                                                                             ----------
            PHARMACEUTICALS - 3.7%
   4,650    McKesson Corp. ................................................     125,690
   4,400    Wyeth .........................................................     164,560
                                                                             ----------
                                                                                290,250
                                                                             ----------
            PREPACKAGED SOFTWARE - 2.8%
  16,300    Computer Associates International, Inc. .......................     220,050
                                                                             ----------
            RETAILERS - 1.8%
   4,750    Target Corp. ..................................................     142,500
                                                                             ----------

            TOTAL INVESTMENTS - 97.1%
              (Cost $8,619,392) ...........................................   7,604,867
            Other Assets and Liabilities
              (net) - 2.9% ................................................     226,028
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $7,830,895
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 67.4%
            BANKING - 5.1%
     5,000  Bank of New York Co., Inc. ....................................  $   119,800
    12,000  CIT Group, Inc. ...............................................      235,200
     1,800  Fannie Mae ....................................................      115,794
    10,000  Fleet Boston Financial Corp. ..................................      243,000
                                                                             -----------
                                                                                 713,794
                                                                             -----------
            COMMUNICATIONS - 1.6%
     8,650  Echostar Communications Corp. - Class A* ......................      192,549
    15,000  JDS Uniphase Corp.* ...........................................       37,050
                                                                             -----------
                                                                                 229,599
                                                                             -----------
            COMPUTER SOFTWARE & PROCESSING - 2.3%
    18,000  Electronic Data Systems Corp. .................................      331,740
                                                                             -----------
            COMPUTERS & INFORMATION - 6.4%
    21,300  Cisco Systems, Inc.* ..........................................      279,030
   100,900  EMC Corp.* ....................................................      619,526
                                                                             -----------
                                                                                 898,556
                                                                             -----------
            DATA PROCESSING AND PREPARATION - 1.0%
     9,100  IMS Health, Inc. ..............................................      145,600
                                                                             -----------
            ELECTRIC UTILITIES - 3.6%
     5,950  Exelon Corp. ..................................................      313,981
     7,050  NiSource, Inc. ................................................      141,000
     2,900  TXU Corp. .....................................................       54,172
                                                                             -----------
                                                                                 509,153
                                                                             -----------
            ELECTRONICS - 6.7%
    38,700  Flextronics International Ltd.* ...............................      316,953
    58,300  General Motors Corp. - Class H* ...............................      623,810
                                                                             -----------
                                                                                 940,763
                                                                             -----------
            FINANCIAL SERVICES - 16.0%
    13,600  Citigroup, Inc. ...............................................      478,584
     3,000  Countrywide Credit Industries, Inc. ...........................      154,950
    12,100  Freddie Mac ...................................................      714,505
    21,200  Household International, Inc. .................................      589,572
     6,200  JP Morgan Chase & Co. .........................................      148,800
     4,600  Merrill Lynch & Co. ...........................................      174,570
                                                                             -----------
                                                                               2,260,981
                                                                             -----------
            HEALTH CARE PROVIDERS - 1.8%
    15,100  Tenet Healthcare Corp.* .......................................      247,640
                                                                             -----------
                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            HEAVY MACHINERY - 2.2%
    23,800  Applied Materials, Inc.* ......................................  $   310,114
                                                                             -----------
            HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.5%
     3,100  General Electric Co. ..........................................       75,485
                                                                             -----------
            INDUSTRIAL - DIVERSIFIED - 1.8%
    14,900  Tyco International Ltd. .......................................      254,492
                                                                             -----------
            INSURANCE - 2.6%
    10,600  John Hancock Financial Services ...............................      295,740
     4,400  UnumProvident Corp. ...........................................       77,176
                                                                             -----------
                                                                                 372,916
                                                                             -----------
            MEDIA - BROADCASTING & PUBLISHING - 1.6%
     5,900  Clear Channel Communications* .................................      220,011
                                                                             -----------
            METALS - 3.8%
    18,300  Alcan, Inc. ...................................................      540,216
                                                                             -----------
            OIL & GAS - 4.3%
     6,000  Anadarko Petroleum Corp. ......................................      287,400
     3,000  ConocoPhillips ................................................      145,170
     7,500  Transocean Sedco Forex, Inc. ..................................      174,000
                                                                             -----------
                                                                                 606,570
                                                                             -----------
            PHARMACEUTICALS - 3.4%
    13,300  Bristol-Myers Squibb Co. ......................................      307,895
     5,700  Pfizer, Inc. ..................................................      174,249
                                                                             -----------
                                                                                 482,144
                                                                             -----------
            RETAILERS - 1.9%
    22,600  Dollar General Corp. ..........................................      270,070
                                                                             -----------
            TRANSPORTATION - 0.8%
     4,400  Carnival Corp. ................................................      109,780
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $9,977,009) ...........................................  $ 9,519,624
                                                                             -----------

   PAR
  VALUE
  -----

            DEBT OBLIGATIONS - 29.9%
            CORPORATE DEBT - 17.1%
   160,000  AOL Time Warner, Inc., 7.625%, due 04/15/31 ...................      165,026
   250,000  AOL Time Warner, Inc., 7.7%, due 05/01/32 .....................      261,113
   275,000  Conseco Finance Trust III, 8.796%, due 04/01/27 ...............        2,750

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

   PAR                                                                          VALUE
  VALUE                                                                       (NOTE 1)
  -----                                                                       --------

            DEBT OBLIGATIONS (CONTINUED)
            CORPORATE DEBT (CONTINUED)
   125,000  Duke Energy Field Services LLC, 7.875%, due 08/16/10 ..........  $   132,518
   125,000  FirstEnergy Corp., 5.5%, due 11/15/06 .........................      125,836
   100,000  Ford Motor Co., 7.45%, due 07/16/31 ...........................       87,221
   115,000  General Electric Capital Corp., 6%, due 06/15/12 ..............      124,388
   125,000  General Motors Acceptance Corp., 6.75%, due 01/15/06 ..........      129,541
   125,000  Household Finance Corp., 7%, due 05/15/12 .....................      137,149
   125,000  National Rural Utilities, 6%, due 05/15/06 ....................      136,468
   200,000  Qwest Corp. 144A, 8.875%, due 03/15/12 ........................      195,000
   125,000  Sears Roebuck Acceptance Corp., 6.7%, due 04/15/12 ............      118,852
    80,000  Sprint Capital Corp., 8.375%, due 03/15/12 ....................       79,751
   120,000  Sprint Capital Corp., 8.75%, due 03/15/32 .....................      114,347
    60,000  Tenet Healthcare Corp., 5%, due 07/01/07 ......................       54,364
    60,000  Tenet Healthcare Corp., 6.5%, due 06/01/12 ....................       54,411
    25,000  Tenet Healthcare Corp., 6.875%, due 11/15/31 ..................       21,448
   200,000  Textron Financial Corp., 7.125%, due 12/09/04 .................      214,133
   135,000  Verizon Global Funding Corp., 7.75%, due 12/01/30 .............      157,804
    85,000  Verizon Global Funding Corp., 7.75%, due 06/15/32 .............      100,016
                                                                             -----------
                                                                               2,412,136
                                                                             -----------
   PAR                                                                          VALUE
  VALUE                                                                       (NOTE 1)
  -----                                                                       --------

            U.S. GOVERNMENT - 12.8%
   125,000  Fannie Mae, 6.25%, due 02/01/11 ...............................  $   140,111
   229,804  U.S. Treasury Inflation Indexed Bond, 3.375%, due 04/15/32* ...      265,172
   474,195  U.S. Treasury Inflation Indexed Bond, 3.875%, due 04/15/29* ...      580,001
   125,000  U.S. Treasury Note, 3.5%, due 11/15/06 ........................      130,117
   650,000  U.S. Treasury Note, 5.875%, due 11/15/04 ......................      702,229
                                                                             -----------
                                                                               1,817,630
                                                                             -----------
            TOTAL DEBT OBLIGATIONS
              (Cost $4,041,112) ...........................................  $ 4,229,766
                                                                             -----------

            TOTAL INVESTMENTS - 97.3%
              (Cost $14,018,121) ..........................................   13,749,390
            Other Assets and Liabilities
              (net) - 2.7% ................................................      386,277
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $14,135,667
                                                                             ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2002, the securities were valued at $195,000 or 1.4% of net assets.
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                            EMERGING
                             GROWTH     AGGRESSIVE     CAPITAL       FOCUSED    DIVERSIFIED    MID CAP
                             EQUITY       GROWTH     APPRECIATION    EQUITY       MID-CAP       VALUE
                              FUND         FUND          FUND         FUND         FUND         FUND
                           -----------  -----------  ------------  -----------  -----------  -----------
ASSETS:
  Investments, at value
    (Note 1)*............  $ 4,630,580  $ 3,726,682   $2,793,152   $ 5,399,390  $5,505,848   $10,222,239
  Cash...................      338,603      486,085      564,263       425,034      61,378       761,576
  Receivable from:
    Securities sold......       18,198        4,647           --       262,106      14,393            --
    Capital stock
      subscriptions......        6,064           --          589           489          --         8,904
    Dividends and
      Interest...........          164          642        1,130         6,008       7,511        20,483
    Manager (Note 2).....       11,846       16,535        9,527        12,033       7,721         7,567
    Broker (Note 2)......           --          601           --         2,383         157         1,530
    Daily variation
      margin on open
      financial futures
      contracts..........           --           --           --            --          --            --
  Prepaid insurance......        1,199          834          709         1,473       1,268         2,233
                           -----------  -----------   ----------   -----------  ----------   -----------
      Total assets.......    5,006,654    4,236,026    3,369,370     6,108,916   5,598,276    11,024,532
                           -----------  -----------   ----------   -----------  ----------   -----------
LIABILITIES:
  Payable for:
    Securities
      purchased..........      183,708           --      117,607       333,425      28,166       354,895
    Capital stock
      subscriptions......           --        5,723           --            --         118            --
  ACCRUED EXPENSES:
    Other................       34,895       32,881       27,658        35,048      32,975        39,977
                           -----------  -----------   ----------   -----------  ----------   -----------
      Total
        liabilities......      218,603       38,604      145,265       368,473      61,259       394,872
                           -----------  -----------   ----------   -----------  ----------   -----------
NET ASSETS...............  $ 4,788,051  $ 4,197,422   $3,224,105   $ 5,740,443  $5,537,017   $10,629,660
                           ===========  ===========   ==========   ===========  ==========   ===========
NET ASSETS CONSIST OF:
  Paid-in capital........  $10,869,975  $ 5,373,198   $4,253,004   $ 9,575,168  $6,500,641   $10,908,900
  Undistributed net
    investment income
    (loss)...............           --           --           --            --         343           141
  Accumulated net
    realized gain (loss)
    on investments.......   (5,733,231)  (1,143,499)    (754,978)   (3,612,270)   (460,154)     (542,938)
  Net unrealized
    appreciation
    (depreciation) on
    investments..........     (348,693)     (32,277)    (273,921)     (222,455)   (503,813)      263,557
                           -----------  -----------   ----------   -----------  ----------   -----------
NET ASSETS...............  $ 4,788,051  $ 4,197,422   $3,224,105   $ 5,740,443  $5,537,017   $10,629,660
                           ===========  ===========   ==========   ===========  ==========   ===========
SHARES OUTSTANDING.......    1,011,513      655,142      459,027       948,147     683,616     1,079,054
                           ===========  ===========   ==========   ===========  ==========   ===========
NET ASSET VALUE, OFFERING
  PRICE AND REDEMPTION
  PRICE PER SHARE........  $      4.73  $      6.41   $     7.02   $      6.05  $     8.10   $      9.85
                           ===========  ===========   ==========   ===========  ==========   ===========
*Cost of investments.....  $ 4,979,273  $ 3,758,959   $3,067,073   $ 5,621,845  $6,009,661   $ 9,958,682

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                             GROWTH        BLUE     DISCIPLINED     VALUE        BASIC
                             EQUITY        CHIP       EQUITY       EQUITY        VALUE      BALANCED
                              FUND         FUND        FUND         FUND         FUND         FUND
                           -----------  ----------  -----------  -----------  -----------  -----------
ASSETS:
  Investments, at value
    (Note 1)*............  $ 8,285,811  $4,301,851  $10,897,729  $11,035,500  $ 7,604,867  $13,749,390
  Cash...................      217,560     237,103        1,843      249,903      401,420      379,913
  Receivable from:
    Securities sold......           --       4,103       23,752       31,280       18,720      173,393
    Capital stock
      subscriptions......       17,518       4,205        8,138       15,040           --           --
    Dividends and
      Interest...........       10,554       3,347       18,764       27,069       11,825       71,205
    Manager (Note 2).....        5,724      10,986       10,461        5,059        9,715        2,182
    Broker (Note 2)......          756         256            2           --          437        2,052
    Daily variation
      margin on open
      financial futures
      contracts..........           --         210           --           --           --           --
  Prepaid insurance......        2,007         973        2,666        2,722        1,591        3,138
                           -----------  ----------  -----------  -----------  -----------  -----------
      Total assets.......    8,539,930   4,563,034   10,963,355   11,366,573    8,048,575   14,381,273
                           -----------  ----------  -----------  -----------  -----------  -----------
LIABILITIES:
  Payable for:
    Securities
      purchased..........      235,388          --        7,690           --      177,576      104,311
    Capital stock
      subscriptions......           --          --           --           --        1,286       97,893
  ACCRUED EXPENSES:
    Other................       34,413      31,713       44,548       40,745       38,818       43,402
                           -----------  ----------  -----------  -----------  -----------  -----------
      Total
        liabilities......      269,801      31,713       52,238       40,745      217,680      245,606
                           -----------  ----------  -----------  -----------  -----------  -----------
NET ASSETS...............  $ 8,270,129  $4,531,321  $10,911,117  $11,325,828  $ 7,830,895  $14,135,667
                           ===========  ==========  ===========  ===========  ===========  ===========
NET ASSETS CONSIST OF:
  Paid-in capital........  $11,890,900  $5,689,411  $16,180,072  $14,160,773  $ 9,347,496  $17,040,411
  Undistributed net
    investment income
    (loss)...............        2,554          --          201       95,914           --      119,716
  Accumulated net
    realized gain (loss)
    on investments.......   (1,481,317)   (515,057)  (3,392,575)  (1,171,772)    (502,076)  (2,755,729)
  Net unrealized
    appreciation
    (depreciation) on
    investments..........   (2,142,008)   (643,033)  (1,876,581)  (1,759,087)  (1,014,525)    (268,731)
                           -----------  ----------  -----------  -----------  -----------  -----------
NET ASSETS...............  $ 8,270,129  $4,531,321  $10,911,117  $11,325,828  $ 7,830,895  $14,135,667
                           ===========  ==========  ===========  ===========  ===========  ===========
SHARES OUTSTANDING.......    1,197,434     638,495    1,707,583    1,372,311    1,038,518    1,762,318
                           ===========  ==========  ===========  ===========  ===========  ===========
NET ASSET VALUE, OFFERING
  PRICE AND REDEMPTION
  PRICE PER SHARE........  $      6.91  $     7.10  $      6.39  $      8.25  $      7.54  $      8.02
                           ===========  ==========  ===========  ===========  ===========  ===========
*Cost of investments.....  $10,427,819  $4,942,423  $12,774,310  $12,794,587  $ 8,619,392  $14,018,121

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                             EMERGING     AGGRESSIVE     CAPITAL       FOCUSED    DIVERSIFIED   MID CAP
                           GROWTH EQUITY    GROWTH     APPRECIATION    EQUITY       MID-CAP      VALUE
                               FUND          FUND          FUND         FUND         FUND        FUND
                           -------------  -----------  ------------  -----------  -----------  ---------
INVESTMENT INCOME:
  Interest...............   $     2,585   $     1,936  $     3,102   $     3,962   $     942   $   4,167
  Dividends*.............         1,552         9,997       10,566        60,997      57,453      89,678
                            -----------   -----------  -----------   -----------   ---------   ---------
    Total investment
      income.............         4,137        11,933       13,668        64,959      58,395      93,845
                            -----------   -----------  -----------   -----------   ---------   ---------
EXPENSES:
  Investment management
    fee (Note 2).........        59,156        27,590       26,596        61,444      39,634      52,850
  Custody and
    administration
    fees.................       185,147       172,220      144,674       171,251     155,446     145,874
  Audit fees.............        12,514        12,275       12,884        14,047      17,773      23,206
  Legal fees.............         5,405         2,564        2,845         6,687       3,905       4,759
  Trustees' fees.........         4,526         2,294        2,353         5,200       3,486       4,840
  Printing fees..........         1,904         3,066          909         3,944       1,857       2,172
  Insurance..............         2,075           870          897         2,149       1,163       1,388
  Other..................            36             7           51            59          88         123
                            -----------   -----------  -----------   -----------   ---------   ---------
    Total Expenses.......       270,763       220,886      191,209       264,781     223,352     235,212
  Expenses
    waived/reimbursed by
    the Manager (Note
    2)...................      (194,705)     (183,982)    (155,748)     (181,552)   (170,036)   (162,178)
  Less reductions (Note
    2)...................            --          (601)          --        (2,383)       (472)     (1,530)
                            -----------   -----------  -----------   -----------   ---------   ---------
    Total waivers and
      reductions.........      (194,705)     (184,583)    (155,748)     (183,935)   (170,508)   (163,708)
                            -----------   -----------  -----------   -----------   ---------   ---------
  Net operating
    expenses.............        76,058        36,303       35,461        80,846      52,844      71,504
                            -----------   -----------  -----------   -----------   ---------   ---------
NET INVESTMENT INCOME
  (LOSS).................       (71,921)      (24,370)     (21,793)      (15,887)      5,551      22,341
                            -----------   -----------  -----------   -----------   ---------   ---------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net realized gain
    (loss)
    Investment
      transactions.......    (2,204,623)     (805,062)    (686,704)   (2,050,599)   (366,912)   (514,618)
    Financial futures
      contracts..........            --            --           --            --          --          --
                            -----------   -----------  -----------   -----------   ---------   ---------
    Net realized gain
      (loss).............    (2,204,623)     (805,062)    (686,704)   (2,050,599)   (366,912)   (514,618)
                            -----------   -----------  -----------   -----------   ---------   ---------
  Net change in
    unrealized
    appreciation
    (depreciation)
    Investments..........      (961,405)     (226,754)    (308,479)     (265,405)   (629,664)     61,820
    Financial futures
      contracts..........            --            --           --            --          --          --
                            -----------   -----------  -----------   -----------   ---------   ---------
    Net change in
      unrealized
      appreciation
      (depreciation).....      (961,405)     (226,754)    (308,479)     (265,405)   (629,664)     61,820
                            -----------   -----------  -----------   -----------   ---------   ---------
NET REALIZED AND
  UNREALIZED GAIN
  (LOSS).................    (3,166,028)   (1,031,816)    (995,183)   (2,316,004)   (996,576)   (452,798)
                            -----------   -----------  -----------   -----------   ---------   ---------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........   $(3,237,949)  $(1,056,186) $(1,016,976)  $(2,331,891)  $(991,025)  $(430,457)
                            ===========   ===========  ===========   ===========   =========   =========
    *Net of foreign taxes
      withheld of:.......   $        11   $        --  $       109   $        --   $      62   $     360

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                             GROWTH        BLUE      DISCIPLINED     VALUE        BASIC
                             EQUITY        CHIP        EQUITY       EQUITY        VALUE      BALANCED
                              FUND         FUND         FUND         FUND         FUND         FUND
                           -----------  -----------  -----------  -----------  -----------  -----------
INVESTMENT INCOME:
  Interest...............  $     2,038  $     1,817  $      743   $    14,962  $     2,620  $   237,552
  Dividends*.............       98,170       38,780     166,752       199,110       60,714      131,795
                           -----------  -----------  -----------  -----------  -----------  -----------
    Total investment
      income.............      100,208       40,597     167,495       214,072       63,334      369,347
                           -----------  -----------  -----------  -----------  -----------  -----------
EXPENSES:
  Investment management
    fee (Note 2).........       69,868       32,051      82,038        85,933       47,673       95,230
  Custody and
    administration
    fees.................      150,671      154,852     172,604       154,012      157,770      155,129
  Audit fees.............       17,028       14,758      21,844        21,485       20,589       23,403
  Legal fees.............        7,472        3,205      11,012         9,572        4,419       10,309
  Trustees' fees.........        6,571        2,816       8,746         8,554        4,149        9,417
  Printing fees..........        3,890        1,019       3,481         3,348        1,426        3,597
  Insurance..............        2,683          921       3,724         3,298        1,141        3,668
  Other..................          161           47         320           292          115          321
                           -----------  -----------  -----------  -----------  -----------  -----------
    Total Expenses.......      258,344      209,669     303,769       286,494      237,282      301,074
  Expenses
    waived/reimbursed by
    the Manager (Note
    2)...................     (163,060)    (166,677)   (188,913)     (168,336)    (173,281)    (168,080)
  Less reductions (Note
    2)...................         (756)        (256)         (2)           --         (437)      (2,052)
                           -----------  -----------  -----------  -----------  -----------  -----------
    Total waivers and
      reductions.........     (163,816)    (166,933)   (188,915)     (168,336)    (173,718)    (170,132)
                           -----------  -----------  -----------  -----------  -----------  -----------
  Net operating
    expenses.............       94,528       42,736     114,854       118,158       63,564      130,942
                           -----------  -----------  -----------  -----------  -----------  -----------
NET INVESTMENT INCOME
  (LOSS).................        5,680       (2,139)     52,641        95,914         (230)     238,405
                           -----------  -----------  -----------  -----------  -----------  -----------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net realized gain
    (loss)
    Investment
      transactions.......     (842,626)    (465,436) (1,886,515)     (975,252)    (387,341)  (2,676,501)
    Financial futures
      contracts..........           --        8,244          --            --           --           --
                           -----------  -----------  -----------  -----------  -----------  -----------
    Net realized gain
      (loss).............     (842,626)    (457,192) (1,886,515)     (975,252)    (387,341)  (2,676,501)
                           -----------  -----------  -----------  -----------  -----------  -----------
  Net change in
    unrealized
    appreciation
    (depreciation)
    Investments..........   (1,524,859)    (608,272) (1,408,665)   (1,879,556)  (1,064,152)      82,901
    Financial futures
      contracts..........           --       (2,461)         --            --           --           --
                           -----------  -----------  -----------  -----------  -----------  -----------
    Net change in
      unrealized
      appreciation
      (depreciation).....   (1,524,859)    (610,733) (1,408,665)   (1,879,556)  (1,064,152)      82,901
                           -----------  -----------  -----------  -----------  -----------  -----------
NET REALIZED AND
  UNREALIZED GAIN
  (LOSS).................   (2,367,485)  (1,067,925) (3,295,180)   (2,854,808)  (1,451,493)  (2,593,600)
                           -----------  -----------  -----------  -----------  -----------  -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........  $(2,361,805) $(1,070,064) $(3,242,539) $(2,758,894) $(1,451,723) $(2,355,195)
                           ===========  ===========  ===========  ===========  ===========  ===========
    *Net of foreign taxes
      withheld of:.......  $       331  $        62  $      230   $     1,403  $        96  $       420

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                EMERGING GROWTH                AGGRESSIVE                   CAPITAL
                                  EQUITY FUND                 GROWTH FUND              APPRECIATION FUND
                           --------------------------  --------------------------  --------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2002          2001          2002        2001(A)         2002        2001(A)
                           ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM:
OPERATIONS:
    Net investment income
      (loss).............  $   (71,921)  $   (77,566)  $   (24,370)   $   (7,347)  $   (21,793)   $   (7,013)
    Net realized gain
      (loss).............   (2,204,623)   (3,187,901)     (805,062)     (338,555)     (686,704)      (68,274)
    Net change in
      unrealized
      appreciation
      (depreciation).....     (961,405)    1,721,037      (226,754)      194,477      (308,479)       34,558
                           -----------   -----------   -----------    ----------   -----------    ----------
    Net increase
      (decrease) in net
      assets resulting
      from operations....   (3,237,949)   (1,544,430)   (1,056,186)     (151,425)   (1,016,976)      (40,729)
                           -----------   -----------   -----------    ----------   -----------    ----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income.............           --            --            --            --            --            --
    From net realized
      capital gains......           --        (2,118)           --            --            --            --
                           -----------   -----------   -----------    ----------   -----------    ----------
        Total
          distributions
          to
          shareholders...           --        (2,118)           --            --            --            --
                           -----------   -----------   -----------    ----------   -----------    ----------
FUND SHARE TRANSACTIONS
  (NOTE 4):
    Proceeds from shares
      sold...............    1,516,146     1,008,029     7,427,322     2,685,416     1,294,218     3,089,524
    Net asset value of
      shares issued to
      shareholders on
      reinvestment of
      distributions......           --         2,118            --            --            --            --
    Cost of shares
      repurchased........     (914,400)     (754,448)   (4,707,575)         (130)      (99,350)       (2,582)
                           -----------   -----------   -----------    ----------   -----------    ----------
    Net increase
      (decrease) in net
      assets resulting
      from Fund share
      transactions.......      601,746       255,699     2,719,747     2,685,286     1,194,868     3,086,942
                           -----------   -----------   -----------    ----------   -----------    ----------
TOTAL CHANGE IN NET
  ASSETS.................   (2,636,203)   (1,290,849)    1,663,561     2,533,861       177,892     3,046,213
NET ASSETS:
    Beginning of year....    7,424,254     8,715,103     2,533,861            --     3,046,213            --
                           -----------   -----------   -----------    ----------   -----------    ----------
    End of year*.........  $ 4,788,051   $ 7,424,254   $ 4,197,422    $2,533,861   $ 3,224,105    $3,046,213
                           ===========   ===========   ===========    ==========   ===========    ==========
    *Including
      undistributed net
      investment income
      (loss),
      (distributions in
      excess of net
      investment income)
      of:................  $        --   $        --   $        --    $       --   $        --    $       --

(a)  Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                    FOCUSED                   DIVERSIFIED                   MID CAP
                                  EQUITY FUND                 MID-CAP FUND                 VALUE FUND
                           --------------------------  --------------------------  --------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2002          2001          2002        2001(A)         2002        2001(A)
                           ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM:
OPERATIONS:
    Net investment income
      (loss).............  $   (15,887)  $   (31,980)   $    5,551    $    1,577   $    22,341    $    9,577
    Net realized gain
      (loss).............   (2,050,599)   (1,454,413)     (366,912)      (93,810)     (514,618)      (28,351)
    Net change in
      unrealized
      appreciation
      (depreciation).....     (265,405)      319,784      (629,664)      125,851        61,820       201,737
                           -----------   -----------    ----------    ----------   -----------    ----------
    Net increase
      (decrease) in net
      assets resulting
      from operations....   (2,331,891)   (1,166,609)     (991,025)       33,618      (430,457)      182,963
                           -----------   -----------    ----------    ----------   -----------    ----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income.............           --            --        (5,208)       (2,128)      (22,169)       (9,650)
    From net realized
      capital gains......           --        (4,583)           --            --            --            --
                           -----------   -----------    ----------    ----------   -----------    ----------
        Total
          distributions
          to
          shareholders...           --        (4,583)       (5,208)       (2,128)      (22,169)       (9,650)
                           -----------   -----------    ----------    ----------   -----------    ----------
FUND SHARE TRANSACTIONS
  (NOTE 4):
    Proceeds from shares
      sold...............    1,630,832     1,316,869     3,727,979     3,232,632     9,464,054     2,625,506
    Net asset value of
      shares issued to
      shareholders on
      reinvestment of
      distributions......           --         4,583         5,208         2,128        22,169         9,650
    Cost of shares
      repurchased........   (1,113,529)     (241,509)     (461,311)       (4,876)   (1,210,727)       (1,679)
                           -----------   -----------    ----------    ----------   -----------    ----------
    Net increase
      (decrease) in net
      assets resulting
      from Fund share
      transactions.......      517,303     1,079,943     3,271,876     3,229,884     8,275,496     2,633,477
                           -----------   -----------    ----------    ----------   -----------    ----------
TOTAL CHANGE IN NET
  ASSETS.................   (1,814,588)      (91,249)    2,275,643     3,261,374     7,822,870     2,806,790
NET ASSETS:
    Beginning of year....    7,555,031     7,646,280     3,261,374            --     2,806,790            --
                           -----------   -----------    ----------    ----------   -----------    ----------
    End of year*.........  $ 5,740,443   $ 7,555,031    $5,537,017    $3,261,374   $10,629,660    $2,806,790
                           ===========   ===========    ==========    ==========   ===========    ==========
    *Including
      undistributed net
      investment income
      (loss),
      (distributions in
      excess of net
      investment income)
      of:................  $        --   $        --    $      343    $      223   $       141    $       --

(a)  Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                     GROWTH                    BLUE CHIP                  DISCIPLINED
                                  EQUITY FUND                     FUND                    EQUITY FUND
                           --------------------------  --------------------------  --------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED   YEAR ENDED    YEAR ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2002          2001          2002        2001(A)         2002          2001
                           ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM:
OPERATIONS:
  Net investment income
    (loss)...............  $     5,680   $    (2,500)  $    (2,139)   $   (2,184)  $    52,641   $    27,523
  Net realized gain
    (loss)...............     (842,626)     (616,955)     (457,192)      (57,865)   (1,886,515)   (1,218,536)
  Net change in
    unrealized
    appreciation
    (depreciation).......   (1,524,859)     (655,061)     (610,733)      (32,300)   (1,408,665)     (289,446)
                           -----------   -----------   -----------    ----------   -----------   -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........   (2,361,805)   (1,274,516)   (1,070,064)      (92,349)   (3,242,539)   (1,480,459)
                           -----------   -----------   -----------    ----------   -----------   -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............       (3,126)           --            --            --       (52,440)      (27,656)
  From net realized
    capital gains........           --          (296)           --            --            --            --
                           -----------   -----------   -----------    ----------   -----------   -----------
    Total distributions
      to shareholders....       (3,126)         (296)           --            --       (52,440)      (27,656)
                           -----------   -----------   -----------    ----------   -----------   -----------
FUND SHARE TRANSACTIONS
  (NOTE 4):
  Proceeds from shares
    sold.................    3,495,475     1,843,285     3,131,504     2,737,243     3,048,934     1,426,116
  Net asset value of
    shares issued to
    shareholders on
    reinvestment of
    distributions........        3,126           296            --            --        52,440        27,656
  Cost of shares
    repurchased..........   (1,512,736)     (377,697)     (146,910)      (28,103)     (515,157)     (333,039)
                           -----------   -----------   -----------    ----------   -----------   -----------
  Net increase (decrease)
    in net assets
    resulting from Fund
    share transactions...    1,985,865     1,465,884     2,984,594     2,709,140     2,586,217     1,120,733
                           -----------   -----------   -----------    ----------   -----------   -----------
TOTAL CHANGE IN NET
  ASSETS.................     (379,066)      191,072     1,914,530     2,616,791      (708,762)     (387,382)
NET ASSETS:
    Beginning of year....    8,649,195     8,458,123     2,616,791            --    11,619,879    12,007,261
                           -----------   -----------   -----------    ----------   -----------   -----------
    End of year*.........  $ 8,270,129   $ 8,649,195   $ 4,531,321    $2,616,791   $10,911,117   $11,619,879
                           ===========   ===========   ===========    ==========   ===========   ===========
    *Including
      undistributed net
      investment income
      (loss),
      (distributions in
      excess of net
      investment income)
      of:................  $     2,554   $        --   $        --    $       --   $       201   $        19

(a)  Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                     VALUE                       BASIC                      BALANCED
                                  EQUITY FUND                  VALUE FUND                     FUND
                           --------------------------  --------------------------  --------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED   YEAR ENDED    YEAR ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2002          2001          2002        2001(A)         2002          2001
                           ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM:
OPERATIONS:
    Net investment income
      (loss).............  $    95,914   $    50,999   $      (230)   $      252   $   238,405   $   184,486
    Net realized gain
      (loss).............     (975,252)     (184,981)     (387,341)     (114,735)   (2,676,501)      714,594
    Net change in
      unrealized
      appreciation
      (depreciation).....   (1,879,556)     (347,923)   (1,064,152)       49,627        82,901      (782,649)
                           -----------   -----------   -----------    ----------   -----------   -----------
    Net increase
      (decrease) in net
      assets resulting
      from operations....   (2,758,894)     (481,905)   (1,451,723)      (64,856)   (2,355,195)      116,431
                           -----------   -----------   -----------    ----------   -----------   -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income.............           --       (51,836)           --          (358)     (118,695)     (186,975)
    From net realized
      capital gains......           --      (230,025)           --            --       (75,606)     (540,651)
                           -----------   -----------   -----------    ----------   -----------   -----------
        Total
          distributions
          to
          shareholders...           --      (281,861)           --          (358)     (194,301)     (727,626)
                           -----------   -----------   -----------    ----------   -----------   -----------
FUND SHARE TRANSACTIONS
  (NOTE 4):
    Proceeds from shares
      sold...............    4,648,269     2,951,168     7,307,587     2,911,516     7,458,603     3,029,426
    Net asset value of
      shares issued to
      shareholders on
      reinvestment of
      distributions......           --       281,861            --           358       194,301       727,626
    Cost of shares
      repurchased........     (839,225)     (709,881)     (866,567)       (5,062)   (1,608,117)     (294,918)
                           -----------   -----------   -----------    ----------   -----------   -----------
    Net increase
      (decrease) in net
      assets resulting
      from Fund share
      transactions.......    3,809,044     2,523,148     6,441,020     2,906,812     6,044,787     3,462,134
                           -----------   -----------   -----------    ----------   -----------   -----------
TOTAL CHANGE IN NET
  ASSETS.................    1,050,150     1,759,382     4,989,297     2,841,598     3,495,291     2,850,939
NET ASSETS:
    Beginning of year....   10,275,678     8,516,296     2,841,598            --    10,640,376     7,789,437
                           -----------   -----------   -----------    ----------   -----------   -----------
    End of year*.........  $11,325,828   $10,275,678   $ 7,830,895    $2,841,598   $14,135,667   $10,640,376
                           ===========   ===========   ===========    ==========   ===========   ===========
    *Including
      undistributed net
      investment income
      (loss),
      (distributions in
      excess of net
      investment income)
      of:................  $    95,914   $        --   $        --    $       --   $   119,716   $    (2,489)

(a)  Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                            --------------------------------------    DECEMBER 31,
                                               2002          2001          2000         1999(A)
                                            ----------    ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $  8.14       $  9.89       $ 17.49         $ 10.00
                                             -------       -------       -------         -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)........       (0.07)        (0.09)        (0.16)+         (0.03)
    Net realized and unrealized gain
      (loss)............................       (3.34)        (1.66)        (5.06)           7.52
                                             -------       -------       -------         -------
        Total from investment
          operations....................       (3.41)        (1.75)        (5.22)           7.49
                                             -------       -------       -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains.....          --         (0.00)(b)     (2.38)             --
                                             -------       -------       -------         -------
        Total distributions.............          --         (0.00)        (2.38)             --
                                             -------       -------       -------         -------
NET ASSET VALUE, END OF PERIOD..........     $  4.73       $  8.14       $  9.89         $ 17.49
                                             =======       =======       =======         =======
TOTAL RETURN............................      (41.89)%      (17.84)%      (30.13)%         74.90%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...     $ 4,788       $ 7,424       $ 8,715         $ 9,119
    Net expenses to average daily net
      assets............................        1.35%         1.35%         1.35%           1.35%**
    Net investment loss to average daily
      net assets........................       (1.27)%       (1.07)%       (0.96)%         (1.04)%**
    Portfolio turnover rate.............         176%          137%          152%             47%
    Without the waiver/reimbursement of
      expenses by the Manager and other
      reductions, the ratio of net
      expenses and net investment income
      (loss) to average net assets would
      have been:
        Expenses........................        4.81%         4.10%         3.29%           3.96%**
        Net investment loss.............       (4.73)%       (3.82)%       (2.90)%         (3.65)%**

(a)  Fund commenced operations on October 1, 1999.
(b)  Distributions from net realized cap gains were less than $0.01 per share.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           YEAR ENDED   PERIOD ENDED
                                          DECEMBER 31,  DECEMBER 31,
                                              2002        2001(A)
                                          ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $  9.37        $10.00
                                            -------        ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)........      (0.04)        (0.03)+
    Net realized and unrealized gain
     (loss).............................      (2.92)        (0.60)
                                            -------        ------
        Total from investment
        operations......................      (2.96)        (0.63)
                                            -------        ------
NET ASSET VALUE, END OF PERIOD..........    $  6.41        $ 9.37
                                            =======        ======
TOTAL RETURN............................     (31.59)%       (6.30)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...    $ 4,197        $2,534
    Net expenses to average daily net
     assets.............................       1.25%         1.25%**
    Net investment loss to average daily
     net assets.........................      (0.84)%       (0.84)%**
    Portfolio turnover rate.............        244%          101%
    Without the waiver/reimbursement of
     expenses by the Manager and other
     reductions, the ratio of net
     expenses and net investment income
     (loss) to average net assets would
     have been:
        Expenses........................       7.61%         8.60%**
        Net investment loss.............      (7.20)%       (8.19)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           YEAR ENDED   PERIOD ENDED
                                          DECEMBER 31,  DECEMBER 31,
                                              2002        2001(A)
                                          ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $  9.84        $10.00
                                            -------        ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)........      (0.05)        (0.02)+
    Net realized and unrealized gain
     (loss).............................      (2.77)        (0.14)
                                            -------        ------
        Total from investment
        operations......................      (2.82)        (0.16)
                                            -------        ------
NET ASSET VALUE, END OF PERIOD..........    $  7.02        $ 9.84
                                            =======        ======
TOTAL RETURN............................     (28.66)%       (1.60)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...    $ 3,224        $3,046
    Net expenses to average daily net
     assets.............................       1.20%         1.20%**
    Net investment loss to average daily
     net assets.........................      (0.74)%       (0.66)%**
    Portfolio turnover rate.............         69%           17%
    Without the waiver/reimbursement of
     expenses by the Manager and other
     reductions, the ratio of net
     expenses and net investment income
     (loss) to average net assets would
     have been:
        Expenses........................       6.47%         6.87%**
        Net investment loss.............      (6.01)%       (6.33)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                            --------------------------------------    DECEMBER 31,
                                               2002          2001          2000         1999(A)
                                            ----------    ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $  8.62       $ 10.20       $ 12.07         $ 10.00
                                             -------       -------       -------         -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)........       (0.02)        (0.04)        (0.06)+         (0.01)
    Net realized and unrealized gain
      (loss)............................       (2.55)        (1.53)        (1.36)           2.08
                                             -------       -------       -------         -------
        Total from investment
          operations....................       (2.57)        (1.57)        (1.42)           2.07
                                             -------       -------       -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains.....          --         (0.01)        (0.45)             --
                                             -------       -------       -------         -------
        Total distributions.............          --         (0.01)        (0.45)             --
                                             -------       -------       -------         -------
NET ASSET VALUE, END OF PERIOD..........     $  6.05       $  8.62       $ 10.20         $ 12.07
                                             =======       =======       =======         =======
TOTAL RETURN............................      (29.81)%      (15.44)%      (11.82)%         20.70%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...     $ 5,740       $ 7,555       $ 7,646         $ 6,564
    Net expenses to average daily net
      assets............................        1.25%         1.25%         1.25%           1.25%**
    Net investment loss to average daily
      net assets........................       (0.25)%       (0.45)%       (0.50)%         (0.36)%**
    Portfolio turnover rate.............         189%          103%           87%             26%
    Without the waiver/reimbursement of
      expenses by the Manager and other
      reductions, the ratio of net
      expenses and net investment income
      (loss) to average net assets would
      have been:
        Expenses........................        4.09%         3.90%         3.68%           4.54%**
        Net investment loss.............       (3.09)%       (3.10)%       (2.93)%         (3.65)%**

(a)  Fund commenced operations on October 1, 1999.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           YEAR ENDED   PERIOD ENDED
                                          DECEMBER 31,  DECEMBER 31,
                                              2002        2001(A)
                                          ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $ 10.04        $10.00
                                            -------        ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)........       0.01          0.01+
    Net realized and unrealized gain
     (loss).............................      (1.94)         0.04
                                            -------        ------
        Total from investment
        operations......................      (1.93)         0.05
                                            -------        ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income..........      (0.01)        (0.01)
                                            -------        ------
        Total distributions.............      (0.01)        (0.01)
                                            -------        ------
NET ASSET VALUE, END OF PERIOD..........    $  8.10        $10.04
                                            =======        ======
TOTAL RETURN............................     (19.25)%        0.47%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...    $ 5,537        $3,261
    Net expenses to average daily net
     assets.............................       1.20%         1.20%**
    Net investment income to average
     daily net assets...................       0.13%         0.14%**
    Portfolio turnover rate.............        126%           45%
    Without the waiver/reimbursement of
     expenses by the Manager and other
     reductions, the ratio of net
     expenses and net investment income
     (loss) to average net assets would
     have been:
        Expenses........................       5.07%         7.19%**
        Net investment loss.............      (3.74)%       (5.85)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           YEAR ENDED   PERIOD ENDED
                                          DECEMBER 31,  DECEMBER 31,
                                              2002        2001(A)
                                          ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $ 10.67        $10.00
                                            -------        ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)........       0.02          0.04+
    Net realized and unrealized gain
     (loss).............................      (0.82)         0.67
                                            -------        ------
        Total from investment
        operations......................      (0.80)         0.71
                                            -------        ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income..........      (0.02)        (0.04)
                                            -------        ------
        Total distributions.............      (0.02)        (0.04)
                                            -------        ------
NET ASSET VALUE, END OF PERIOD..........    $  9.85        $10.67
                                            =======        ======
TOTAL RETURN............................      (7.49)%        7.07%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...    $10,630        $2,807
    Net expenses to average daily net
     assets.............................       1.15%         1.15%**
    Net investment income to average
     daily net assets...................       0.36%         1.01%**
    Portfolio turnover rate.............         70%           33%
    Without the waiver/reimbursement of
     expenses by the Manager and other
     reductions, the ratio of net
     expenses and net investment income
     (loss) to average net assets would
     have been:
        Expenses........................       3.78%         7.18%**
        Net investment loss.............      (2.27)%       (5.02)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                --------------------------------------    DECEMBER 31,
                                   2002          2001          2000         1999(A)
                                ----------    ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................   $  9.13       $ 10.66        $12.07         $10.00
                                 -------       -------        ------         ------
INCOME FROM INVESTMENT
  OPERATIONS:
    Net investment income
      (loss)..................      0.00(b)      (0.00)(b)     (0.01)         (0.00)(b)
    Net realized and
      unrealized gain
      (loss)..................     (2.22)        (1.53)        (1.00)          2.08
                                 -------       -------        ------         ------
        Total from investment
          operations..........     (2.22)        (1.53)        (1.01)          2.08
                                 -------       -------        ------         ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income..................     (0.00)(d)        --            --             --
    From net realized capital
      gains...................        --         (0.00)(c)     (0.40)         (0.01)
                                 -------       -------        ------         ------
        Total distributions...     (0.00)        (0.00)        (0.40)         (0.01)
                                 -------       -------        ------         ------
NET ASSET VALUE, END OF
  PERIOD......................   $  6.91       $  9.13        $10.66         $12.07
                                 =======       =======        ======         ======
TOTAL RETURN..................    (24.37)%      (14.26)%       (8.44)%        20.80%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period
      (000's).................   $ 8,270       $ 8,649        $8,458         $6,384
    Net expenses to average
      daily net assets........      1.15%         1.15%         1.15%          1.15%**
    Net investment income
      (loss) to average daily
      net assets..............      0.07%        (0.03)%       (0.11)%        (0.05)%**
    Portfolio turnover rate...        23%           10%           35%            13%
    Without the
      waiver/reimbursement of
      expenses by the Manager
      and other reductions,
      the ratio of net
      expenses and net
      investment income (loss)
      to average net assets
      would have been:
        Expenses..............      3.14%         3.19%         3.50%          4.38%**
        Net investment loss...     (1.92)%       (2.07)%       (2.46)%        (3.28)%**

(a)  Fund commenced operations on October 1, 1999.
(b)  Net investment income (loss) was less than $0.01 per share.
(c) Distributions from net realized capital gains were less than $0.01 per share.
(d)  Distributions from net investment income were less than $0.01 per share.
  *  Not annualized.
 **  Annualized.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           YEAR ENDED   PERIOD ENDED
                                          DECEMBER 31,  DECEMBER 31,
                                              2002        2001(A)
                                          ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $  9.62        $10.00
                                            -------        ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)........      (0.00)(b)     (0.01)+
    Net realized and unrealized gain
     (loss).............................      (2.52)        (0.37)
                                            -------        ------
        Total from investment
        operations......................      (2.52)        (0.38)
                                            -------        ------
NET ASSET VALUE, END OF PERIOD..........    $  7.10        $ 9.62
                                            =======        ======
TOTAL RETURN............................     (26.20)%       (3.80)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...    $ 4,531        $2,617
    Net expenses to average daily net
     assets.............................       1.20%         1.20%**
    Net investment loss to average daily
     net assets.........................      (0.06)%       (0.24)%**
    Portfolio turnover rate.............         63%           14%
    Without the waiver/reimbursement of
     expenses by the Manager and other
     reductions, the ratio of net
     expenses and net investment income
     (loss) to average net assets would
     have been:
        Expenses........................       5.89%         7.69%**
        Net investment loss.............      (4.75)%       (6.73)%**

(a)  Fund commenced operations on August 14, 2001.
(b)  Net investment loss was less than $0.01 per share.
  *  Not Annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                    YEAR ENDED DECEMBER 31,       PERIOD ENDED
                                --------------------------------  DECEMBER 31,
                                  2002        2001        2000      1999(A)
                                --------    --------    --------  ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $  8.59     $  9.77     $ 11.13      $ 10.00
                                -------     -------     -------      -------
INCOME FROM INVESTMENT
  OPERATIONS:
    Net investment income
      (loss)..................     0.03        0.02        0.03         0.01
    Net realized and
      unrealized gain
      (loss)..................    (2.20)      (1.18)      (1.25)        1.16
                                -------     -------     -------      -------
        Total from investment
          operations..........    (2.17)      (1.16)      (1.22)        1.17
                                -------     -------     -------      -------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income..................    (0.03)      (0.02)      (0.03)       (0.01)
    From net realized capital
      gains...................       --          --       (0.11)       (0.03)
                                -------     -------     -------      -------
        Total distributions...    (0.03)      (0.02)      (0.14)       (0.04)
                                -------     -------     -------      -------
NET ASSET VALUE, END OF
  PERIOD......................  $  6.39     $  8.59     $  9.77      $ 11.13
                                =======     =======     =======      =======
TOTAL RETURN..................   (25.26)%    (11.87)%    (11.05)%      11.73%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period
      (000's).................  $10,911     $11,620     $12,007      $11,317
    Net expenses to average
      daily net assets........     1.05%       1.05%       1.05%        1.05%**
    Net investment income to
      average daily net
      assets..................     0.48%       0.24%       0.27%        0.54%**
    Portfolio turnover rate...       55%         54%         70%          17%
    Without the
      waiver/reimbursement of
      expenses by the Manager
      and other reductions,
      the ratio of net
      expenses and net
      investment income (loss)
      to average net assets
      would have been:
    Expenses..................     2.78%       2.75%       2.62%        2.59%**
    Net investment loss.......    (1.25)%     (1.46)%     (1.30)%      (1.00)%**

(a)  Fund commenced operations on October 1, 1999.
  *  Not annualized.
 **  Annualized.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                  YEAR ENDED DECEMBER 31,     PERIOD ENDED
                                ----------------------------  DECEMBER 31,
                                  2002      2001      2000      1999(A)
                                --------  --------  --------  ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $ 10.60   $ 11.45   $ 10.74      $ 10.00
                                -------   -------   -------      -------
INCOME FROM INVESTMENT
  OPERATIONS:
    Net investment income
      (loss)..................     0.07      0.06      0.09         0.02
    Net realized and
      unrealized gain
      (loss)..................    (2.42)    (0.60)     1.56         0.74
                                -------   -------   -------      -------
        Total from investment
          operations..........    (2.35)    (0.54)     1.65         0.76
                                -------   -------   -------      -------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income..................       --     (0.06)    (0.08)       (0.02)
    From net realized capital
      gains...................       --     (0.25)    (0.86)          --
                                -------   -------   -------      -------
        Total distributions...       --     (0.31)    (0.94)       (0.02)
                                -------   -------   -------      -------
NET ASSET VALUE, END OF
  PERIOD......................  $  8.25   $ 10.60   $ 11.45      $ 10.74
                                =======   =======   =======      =======
TOTAL RETURN..................   (22.17)%   (4.88)%   15.35%        7.56%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period
      (000's).................  $11,326   $10,276   $ 8,516      $ 5,566
    Net expenses to average
      daily net assets........     1.10%     1.10%     1.10%        1.10%**
    Net investment income to
      average daily net
      assets..................     0.89%     0.54%     0.79%        0.64%**
    Portfolio turnover rate...       42%       44%       74%          18%
    Without the
      waiver/reimbursement of
      expenses by the Manager
      and other reductions,
      the ratio of net
      expenses and net
      investment income (loss)
      to average net assets
      would have been:
        Expenses..............     2.67%     2.90%     3.69%        4.56%**
        Net investment loss...    (0.68)%   (1.26)%   (1.80)%      (2.82)%**

(a)  Fund commenced operations on October 1, 1999.
  *  Not Annualized.
 **  Annualized.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           YEAR ENDED   PERIOD ENDED
                                          DECEMBER 31,  DECEMBER 31,
                                              2002        2001(A)
                                          ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $ 9.63        $10.00
                                             ------        ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)........      (0.00)(b)      0.00(b)+
    Net realized and unrealized gain
     (loss).............................      (2.09)        (0.37)
                                             ------        ------
        Total from investment
        operations......................      (2.09)        (0.37)
                                             ------        ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income..........         --         (0.00)(c)
                                             ------        ------
        Total distributions.............         --         (0.00)
                                             ------        ------
NET ASSET VALUE, END OF PERIOD..........     $ 7.54        $ 9.63
                                             ======        ======
TOTAL RETURN............................     (21.70)%       (3.69)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...     $7,831        $2,842
    Net expenses to average daily net
     assets.............................       1.20%         1.20%**
    Net investment income (loss) to
     average daily net assets...........      (0.00)%        0.03%**
    Portfolio turnover rate.............         29%           11%
    Without the waiver/reimbursement of
     expenses by the Manager and other
     reductions, the ratio of net
     expenses and net investment income
     (loss) to average net assets would
     have been:
        Expenses........................       4.48%         7.40%**
        Net investment loss.............      (3.28)%       (6.17)%**

(a)  Fund commenced operations on August 14, 2001.
(b)  Net investment income (loss) was less than $0.01 per share.
(c)  Distributions from net investment income were less than $0.01 per share.
  *  Not Annualized.
 **  Annualized.
  +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                 YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                --------------------------  DECEMBER 31,
                                 2002      2001(A)   2000     1999(B)
                                -------    -------  ------  ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $  9.95    $10.45   $10.28     $10.00
                                -------    -------  ------     ------
INCOME FROM INVESTMENT
  OPERATIONS:
    Net investment income
      (loss)..................     0.14      0.20     0.31+      0.06
    Net realized and
      unrealized gain
      (loss)..................    (1.96)     0.04     0.60       0.28
                                -------    -------  ------     ------
        Total from investment
          operations..........    (1.82)     0.24     0.91       0.34
                                -------    -------  ------     ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income..................    (0.07)    (0.20)   (0.32)     (0.06)
    From net realized capital
      gains...................    (0.04)    (0.54)   (0.42)     (0.00)(c)
                                -------    -------  ------     ------
        Total distributions...    (0.11)    (0.74)   (0.74)     (0.06)
                                -------    -------  ------     ------
NET ASSET VALUE, END OF
  PERIOD......................  $  8.02    $ 9.95   $10.45     $10.28
                                =======    =======  ======     ======
TOTAL RETURN..................   (18.30)%    2.24%    8.88%      3.40%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period
      (000's).................  $14,136    $10,640  $7,789     $5,248
    Net expenses to average
      daily net assets........     1.10%     1.10%    1.10%      1.10%**
    Net investment income to
      average daily net
      assets..................     2.00%     2.01%    3.01%      2.31%**
    Portfolio turnover rate...       90%      118%     101%        35%
    Without the
      waiver/reimbursement of
      expenses by the Manager
      and other reductions,
      the ratio of net
      expenses and net
      investment income (loss)
      to average net assets
      would have been:
        Expenses..............     2.53%     2.95%    3.87%      4.60%**
        Net investment income
          (loss)..............     0.57%     0.17%    0.24%     (1.19)%**

(a) The fund has adopted the provisions of the AICPA Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease of less than $0.01 in net investment income per share, an increase less than $0.01 in net realized and unrealized gains and losses per share, and a decrease in the ratio of net investment income from 2.02% to 2.01%. The periods prior to January 1, 2001 have not been restated to reflect the change in presentation.
(b)  Fund commenced operations on October 1, 1999.
(c) Distributions from net realized capital gains were less than $0.01 per share.
  *  Not Annualized.
 **  Annualized.
  +  Calculated using average share outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
LSA Variable Series Trust (the "Trust") was formed as a Delaware business trust on March 2, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of twelve portfolios: the Emerging Growth Equity Fund, the Aggressive Growth Fund, the Capital Appreciation Fund, the Focused Equity Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Growth Equity Fund, the Blue Chip Fund, the Disciplined Equity Fund, the Value Equity Fund, the Basic Value Fund, and the Balanced Fund (each referred to as a "Fund" and together as the "Funds"). The Aggressive Growth Fund, the Capital Appreciation Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Blue Chip Fund, and the Basic Value Fund commenced operations on August 14, 2001. The remainder of the funds commenced operations on October 1, 1999. Shares of the Funds are sold exclusively to insurance company separate accounts as a funding vehicle for variable life and/or variable annuity contracts.

The Emerging Growth Equity Fund seeks to provide capital appreciation by investing primarily in rapidly growing emerging companies. The Aggressive Growth Fund seeks to provide long-term capital growth by investing primarily in common stocks and other equity securities of small and mid-sized growth companies. The Capital Appreciation Fund seeks to provide long-term capital growth by investing primarily in equity securities listed on national exchanges or NASDAQ. The Focused Equity Fund seeks to provide capital appreciation by investing primarily in equity securities. The Diversified Mid-Cap Fund seeks to provide long-term growth of capital by investing primarily in securities of companies with medium market capitalizations. The Mid Cap Value Fund seeks to provide long-term capital growth by investing primarily in common stocks and other equity securities of medium-capitalization companies. The Growth Equity Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities. The Blue Chip Fund seeks to provide long-term capital growth by investing primarily in common stocks of blue chip companies. Current income is a secondary objective of the Blue Chip Fund. The Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 (S&P 500) Composite Stock Price Index. The Value Equity Fund seeks to provide long-term growth of capital by investing primarily in common stocks of established U.S. companies. Current income is a secondary objective of the Value Equity Fund. The Basic Value Fund seeks to provide long-term growth of capital by investing primarily in common stocks which the Adviser believes to be undervalued in relation to long-term earnings power or other factors. The Balanced Fund seeks to provide a combination of growth of capital and investment income by investing in a mix of debt and equity securities. Growth of capital is the Balanced Fund's primary objective.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (hereafter referred to as "generally accepted accounting principles"), requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

PORTFOLIO VALUATION
Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day, then such securities are valued at the mean between the bid and asked prices. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term debt securities with less than 61 days to maturity are valued at amortized cost, which approximates market value. Exchange traded options are valued at the last sales price; if no sales took place on such day, then options are valued at the mean between the bid and asked prices. Unlisted securities and securities for which market quotations are not readily available are valued in good faith at fair value by, or under guidelines established by, the Funds' Board of Trustees.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent actually received or paid. For the year ended December 31, 2002, the Funds did not enter in to any foreign security transactions.

FUTURES
The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. See Note 5 for a summary of open futures contracts as of December 31, 2002.

OPTIONS
Each Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds received or offset against the amounts paid on the transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased
(put) by the counterparty and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The Funds held no open written option contracts as of December 31, 2002.

Each Fund may also purchase put and call options. A Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid from purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Dividend income is recorded on the ex-dividend date. Expenses of the Trust that can be directly attributed to an individual Fund are charged to that Fund. Expenses

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) which are not directly attributed to a specific fund are allocated taking into consideration the nature and type of expense and the relative net assets of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Each Fund intends to distribute substantially all of its income and capital gains each year. All dividend and capital gain distributions will automatically be reinvested in additional shares of the Funds. Distributions are recorded on the ex-dividend date.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                     UNDISTRIBUTED
                                                    ORDINARY INCOME
                                                    ---------------
Emerging Growth Fund..............................             --
Aggressive Growth Fund............................             --
Capital Appreciation..............................             --
Focused Equity Fund...............................             --
Diversified Mid-Cap Fund..........................            343
Mid Cap Value Fund................................            141
Growth Equity Fund................................          2,554
Blue Chip Fund....................................             --
Disciplined Equity Fund...........................            201
Value Equity Fund.................................         95,914
Basic Value Fund..................................             --
Balanced Fund.....................................        119,716

FEDERAL INCOME TAXES
Each Fund has qualified and intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing and other requirements of the Code. Therefore, no provision for federal income or excise tax is necessary.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. Distributions in excess of tax basis earnings and profits attributable to permanent differences, if any, are reported in the Funds' financial statements as a return of capital. Differences in the recognition of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
At December 31, 2002 the Funds had capital loss carryforwards as follows:

                                                      EXPIRATION
                                            AMOUNT       DATE
                                          ----------  ----------
Emerging Growth Fund....................  $3,342,055  12/31/2009
                                           2,017,103  12/31/2010
Aggressive Growth Fund..................     304,749  12/31/2009
                                             726,182  12/31/2010
Capital Appreciation Fund...............      67,819  12/31/2009
                                             659,598  12/31/2010
Focused Equity Fund.....................   1,073,190  12/31/2009
                                           1,748,316  12/31/2010
Diversified Mid-Cap Fund................      72,292  12/31/2009
                                             219,901  12/31/2010
Mid Cap Value Fund......................      24,706  12/31/2009
                                             463,223  12/31/2010
Growth Equity Fund......................     521,759  12/31/2009
                                             783,308  12/31/2010
Blue Chip Fund..........................      33,457  12/31/2009
                                             358,437  12/31/2010
Disciplined Equity Fund.................   1,169,236  12/31/2009
                                           1,762,781  12/31/2010
Value Equity Fund.......................     172,969  12/31/2009
                                             514,316  12/31/2010
Basic Value Fund........................      51,879  12/31/2009
                                             352,955  12/31/2010
Balanced Fund...........................   2,154,455  12/31/2010

The Funds elected to defer to their fiscal year ending December 31, 2003 losses recognized during the period from November 1, 2002 to December 31, 2002 as follows:

                                                     AMOUNT
                                                    --------
Emerging Growth Fund..............................  $ 85,323
Aggressive Growth Fund............................    95,067
Capital Appreciation..............................     6,149
Focused Equity Fund...............................   220,530
Diversified Mid-Cap Fund..........................   148,433
Mid Cap Value Fund................................    18,086
Growth Equity Fund................................    91,558
Blue Chip Fund....................................    50,860
Disciplined Equity Fund...........................   209,132
Value Equity Fund.................................   331,552
Basic Value Fund..................................     2,875
Balanced Fund.....................................   343,698

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

LSA Asset Management LLC (the "Manager") serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Trust. LSA Asset Management LLC is a wholly owned subsidiary of Allstate Life Insurance Company, which is wholly owned by Allstate Insurance Company, a wholly owned subsidiary of The Allstate

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) Corporation. The Manager is entitled to receive from each Fund a management fee, payable monthly, at an annual rate as a percentage of average daily net assets of each Fund as set forth in the table below.

                       FUND                         MANAGEMENT FEES
--------------------------------------------------  ---------------
Emerging Growth Equity Fund.......................         1.05%
Aggressive Growth Fund............................         0.95%
Capital Appreciation Fund.........................         0.90%
Focused Equity Fund...............................         0.95%
Diversified Mid-Cap Fund..........................         0.90%
Mid Cap Value Fund................................         0.85%
Growth Equity Fund................................         0.85%
Blue Chip Fund....................................         0.90%
Disciplined Equity Fund...........................         0.75%
Value Equity Fund.................................         0.80%
Basic Value Fund..................................         0.90%
Balanced Fund.....................................         0.80%

The Manager has entered into an advisory agreement for each Fund pursuant to which the Manager has appointed an Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. The fees of the Advisers are paid by the Manager. The following table lists the Adviser of each Fund.

             FUND                               ADVISER
------------------------------  ----------------------------------------
Emerging Growth Equity Fund...  RS Investment Management, L.P.
Aggressive Growth Fund........  Van Kampen Asset Management Inc.
Capital Appreciation Fund.....  Janus Capital Management LLC
Focused Equity Fund...........  Van Kampen
Diversified Mid-Cap Fund......  Fidelity Management & Research Company
Mid Cap Value Fund............  Van Kampen Asset Management Inc.
Growth Equity Fund............  Goldman Sachs Asset Management
Blue Chip Fund................  A I M Capital Management, Inc.
Disciplined Equity Fund.......  J.P. Morgan Investment Management Inc.
Value Equity Fund.............  Salomon Brothers Asset Management Inc
Basic Value Fund..............  A I M Capital Management, Inc.
Balanced Fund.................  OpCap Advisors

The Manager has currently agreed to reduce its fees or reimburse the Funds for expenses above certain limits. Currently this limit is set so that no Fund will incur expenses (not including interest, taxes, or brokerage commissions) that annually exceed the amount of its management fee plus .30% of its average daily net assets. Commencing May 1, 2002 and continuing for three years thereafter, under certain circumstances the Manager may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. The amount of reimbursement is presented net of accrued management fees as a receivable from the Manager in the Statements of Assets and Liabilities. The Manager is contractually obligated to continue this arrangement through April 30, 2004 for the Focused Equity Fund and through at least April 30, 2003 for all other Funds in the Trust.

The Funds have entered into an agreement with Fidelity Capital Markets (the "broker") whereby the broker will rebate a portion of the brokerage commissions. Amounts earned by the Funds under such agreement are presented as

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) a reduction of expenses in the Statements of Operations. For the year ended December 31, 2002, reduction of expenses under this agreement were as follows:

                       FUND                         COMMISSION RECAPTURE
--------------------------------------------------  --------------------
Emerging Growth Equity Fund.......................         $   --
Aggressive Growth Fund............................            601
Capital Appreciation Fund.........................             --
Focused Equity Fund...............................          2,383
Diversified Mid-Cap Fund..........................            472
Mid Cap Value Fund................................          1,530
Growth Equity Fund................................            756
Blue Chip Fund....................................            256
Disciplined Equity Fund...........................              2
Value Equity Fund.................................             --
Basic Value Fund..................................            437
Balanced Fund.....................................          2,052

The Funds pay no salaries or compensation to any officer or Trustee affiliated with the Manager or Investors Bank and Trust Company (the "Administrator"). The compensation of unaffiliated Trustees is borne by the Funds.

At December 31, 2002, separate accounts of Allstate Life Insurance Company and its subsidiaries owned 100% of the outstanding shares of the Funds.

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2002, were as follows:

                                             U.S.
                                          GOVERNMENT    OTHER LONG-
                                          SECURITIES  TERM SECURITIES
                                          ----------  ---------------
Purchases
    Emerging Growth Equity Fund.........  $      --     $10,073,475
    Aggressive Growth Fund..............         --       8,951,642
    Capital Appreciation Fund...........         --       2,794,372
    Focused Equity Fund.................         --      11,960,698
    Diversified Mid-Cap Fund............         --       8,780,152
    Mid Cap Value Fund..................         --      11,967,181
    Growth Equity Fund..................         --       4,084,629
    Blue Chip Fund......................         --       4,938,722
    Disciplined Equity Fund.............         --       8,623,805
    Value Equity Fund...................         --       8,605,054
    Basic Value Fund....................         --       7,756,620
    Balanced Fund.......................  1,441,094      15,868,361

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES (CONTINUED)

                                             U.S.
                                          GOVERNMENT    OTHER LONG-
                                          SECURITIES  TERM SECURITIES
                                          ----------  ---------------
Sales
    Emerging Growth Equity Fund.........  $      --     $ 9,575,662
    Aggressive Growth Fund..............         --       6,566,102
    Capital Appreciation Fund...........         --       1,787,055
    Focused Equity Fund.................         --      11,639,259
    Diversified Mid-Cap Fund............         --       5,468,962
    Mid Cap Value Fund..................         --       4,051,960
    Growth Equity Fund..................         --       1,851,243
    Blue Chip Fund......................         --       2,149,483
    Disciplined Equity Fund.............         --       5,978,824
    Value Equity Fund...................         --       4,257,470
    Basic Value Fund....................         --       1,451,934
    Balanced Fund.......................    892,734       9,024,133

The following table denotes cost and gross unrealized appreciation/depreciation for Federal income tax purposes at December 31, 2002:

                                                                              NET
                                  FEDERAL     TAX BASIS     TAX BASIS      UNREALIZED
                                INCOME TAX    UNREALIZED    UNREALIZED    APPRECIATION
                                   COST      APPRECIATION  DEPRECIATION  (DEPRECIATION)
                                -----------  ------------  ------------  --------------
Emerging Growth Equity Fund...  $ 5,268,023   $       --   $  (637,443)   $  (637,443)
Aggressive Growth Fund........    3,776,460      121,117      (170,895)       (49,778)
Capital Appreciation Fund.....    3,088,485       64,866      (360,199)      (295,333)
Focused Equity Fund...........    6,192,079           --      (792,689)      (792,689)
Diversified Mid-Cap Fund......    6,029,189      118,873      (642,214)      (523,341)
Mid Cap Value Fund............    9,995,605      644,528      (417,894)       226,634
Growth Equity Fund............   10,512,511      129,925    (2,356,625)    (2,226,700)
Blue Chip Fund................    5,017,187           --      (717,797)      (717,797)
Disciplined Equity Fund.......   13,025,736       70,805    (2,198,812)    (2,128,007)
Value Equity Fund.............   12,947,522      297,785    (2,209,807)    (1,912,022)
Basic Value Fund..............    8,713,759       21,201    (1,130,093)    (1,108,892)
Balanced Fund.................   14,275,697      537,529    (1,063,836)      (526,307)

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST

At December 31, 2002 an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                        EMERGING GROWTH                     AGGRESSIVE
                                          EQUITY FUND                      GROWTH FUND
                                --------------------------------  ------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                     2002             2001             2002            2001
                                ---------------  ---------------  ---------------  -------------
Shares sold...................        276,340          120,997        1,058,296        270,457
Shares repurchased............       (176,896)         (90,685)        (673,597)           (14)
Distributions reinvested......             --              262               --             --
                                 ------------      -----------     ------------     ----------
Net increase..................         99,444           30,574          384,699        270,443
Fund shares:
    Beginning of period.......        912,069          881,495          270,443             --
                                 ------------      -----------     ------------     ----------
    End of period.............      1,011,513          912,069          655,142        270,443
                                 ============      ===========     ============     ==========

                                  CAPITAL APPRECIATION FUND           FOCUSED EQUITY FUND
                                ------------------------------  --------------------------------
                                  YEAR ENDED     PERIOD ENDED     YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                     2002            2001            2002             2001
                                ---------------  -------------  ---------------  ---------------
Shares sold...................        163,669        309,895          232,887          153,386
Shares repurchased............        (14,223)          (314)        (160,834)         (27,740)
Distributions reinvested......             --             --               --              526
                                  -----------     ----------     ------------      -----------
Net increase..................        149,446        309,581           72,053          126,172
Fund shares:
    Beginning of period.......        309,581             --          876,094          749,922
                                  -----------     ----------     ------------      -----------
    End of period.............        459,027        309,581          948,147          876,094
                                  ===========     ==========     ============      ===========

                                   DIVERSIFIED MID-CAP FUND           MID CAP VALUE FUND
                                ------------------------------  ------------------------------
                                  YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                     2002            2001            2002            2001
                                ---------------  -------------  ---------------  -------------
Shares sold...................        413,341         325,045         937,349        262,381
Shares repurchased............        (55,115)           (505)       (123,667)          (159)
Distributions reinvested......            638             212           2,241            909
                                 ------------     -----------    ------------     ----------
Net increase..................        358,864         324,752         815,923        263,131
Fund shares:
    Beginning of period.......        324,752              --         263,131             --
                                 ------------     -----------    ------------     ----------
    End of period.............        683,616         324,752       1,079,054        263,131
                                 ============     ===========    ============     ==========

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       GROWTH EQUITY FUND                 BLUE CHIP FUND
                                --------------------------------  ------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                     2002             2001             2002            2001
                                ---------------  ---------------  ---------------  -------------
Shares sold...................        446,796          194,089          386,487        274,764
Shares repurchased............       (196,839)         (40,723)         (19,867)        (2,889)
Distributions reinvested......            445               32               --             --
                                 ------------      -----------      -----------     ----------
Net increase..................        250,402          153,398          366,620        271,875
Fund shares:
    Beginning of period.......        947,032          793,634          271,875             --
                                 ------------      -----------      -----------     ----------
    End of period.............      1,197,434          947,032          638,495        271,875
                                 ============      ===========      ===========     ==========

                                    DISCIPLINED EQUITY FUND              VALUE EQUITY FUND
                                --------------------------------  --------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2002             2001             2002             2001
                                ---------------  ---------------  ---------------  ---------------
Shares sold...................        422,147          159,731          501,971          262,578
Shares repurchased............        (75,005)         (39,321)         (99,457)         (62,906)
Distributions reinvested......          8,043            3,194               --           26,641
                                 ------------     ------------     ------------      -----------
Net increase..................        355,185          123,604          402,514          226,313
Fund shares:
    Beginning of year.........      1,352,398        1,228,794          969,797          743,484
                                 ------------     ------------     ------------      -----------
    End of year...............      1,707,583        1,352,398        1,372,311          969,797
                                 ============     ============     ============      ===========

                                       BASIC VALUE FUND                  BALANCED FUND
                                ------------------------------  --------------------------------
                                  YEAR ENDED     PERIOD ENDED     YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                     2002            2001            2002             2001
                                ---------------  -------------  ---------------  ---------------
Shares sold...................        855,998        295,563          866,596          278,080
Shares repurchased............       (112,539)          (541)        (197,699)         (27,275)
Distributions reinvested......             --             37           24,018           72,982
                                 ------------     ----------     ------------     ------------
Net increase..................        743,459        295,059          692,915          323,787
Fund shares:
    Beginning of period.......        295,059             --        1,069,403          745,616
                                 ------------     ----------     ------------     ------------
    End of period.............      1,038,518        295,059        1,762,318        1,069,403
                                 ============     ==========     ============     ============

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. FUTURES CONTRACTS

A summary of long open futures contracts for the Trust at December 31, 2002 is as follows:

                                                  EXPIRATION  UNDERLYING FACE  UNREALIZED
          FUND              CONTRACT    POSITION     DATE     AMOUNT AT VALUE  GAIN (LOSS)
-------------------------  -----------  --------  ----------  ---------------  -----------
Blue Chip Fund...........      S&P 500      150     3/21/03         131,835        (2,461)

6. MERGER

On December 4th, the Board of Trustees approved a proposed reorganization between the Disciplined Equity Fund (the "Target Fund") and the Focused Equity Fund (the "Acquiring Fund") providing for the transfer of all assets and all liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Target Fund equal in value to the aggregate net asset value of the Acquiring Fund (the "Reorganization"). The Reorganization provides for the complete liquidation of the Target Fund. The reorganization is expected to take effect on May 1, 2003. Additionally effective May 1, 2003, the Acquiring Fund will change its name to the Equity Growth Fund. The Reorganization is subject to approval by the shareholders of the Target Fund.

7. FEDERAL TAX INFORMATION (UNAUDITED)

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended December 31, 2002 qualified for the dividends received deduction, as follows:

Diversified Mid-Cap Fund..........................  100.00%
Mid Cap Value Fund................................  100.00%
Growth Equity Fund................................  100.00%
Disciplined Equity Fund...........................  100.00%
Balanced Fund.....................................   41.84%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2002 as follows:

                                                    AMOUNT
                                                    -------
Balanced Fund.....................................  $46,330

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of the LSA Variable Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of LSA Variable Series Trust, including Emerging Growth Equity Fund, Aggressive Growth Fund, Capital Appreciation Fund, Focused Equity Fund, Diversified Mid-Cap Fund, Mid Cap Value Fund, Growth Equity Fund, Blue Chip Fund, Disciplined Equity Fund, Value Equity Fund, Basic Value Fund and Balanced Fund (collectively the "Funds") as of December 31, 2002, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
February 7, 2003
Chicago, Illinois

LSA VARIABLE SERIES TRUST
MANAGEMENT OF THE TRUST (UNAUDITED)

Listed below are the name of the Trustees and principal officers of the Trust, along with their ages, business address, and principal business occupations during the previous five years. The SAI contains additional information about the Trustees and is available without charge upon request by calling 1-800-865-5237.

DISINTERESTED TRUSTEES:(1,)(2)

Karen J. May and Arthur S. Nicholas have served as Trustees of the Trust since its inception in September 1999. Robert S. Engelman, Jr. has served as Trustee of the Trust since October 1999. Each Trustee oversees the 12 Funds which comprise the Trust. The business address for each Trustee is 3100 Sanders Road, Northbrook, Illinois, 60062, c/o LSA Variable Series Trust.

                              PRINCIPAL OCCUPATION(S)  OTHER DIRECTORSHIPS(3)
        NAME AND AGE          DURING PAST FIVE YEARS            HELD
----------------------------  -----------------------  ----------------------
Robert S. Engelman, Jr. (60)  - 2001-Present:           MB Financial, Inc.
                                President, EIC, Inc.
                                (private investment
                                company)
                              - 2001-Present:
                                President, MRE, Inc.
                                (private investment
                                company)
                              - 1998-2001: Chairman
                              of the Board, MB
                              Financial, Inc. (bank
                              holding company)
                              - 1998: President and
                              Chief Executive
                              Officer, Avondale
                              Financial
                                Corp./Avondale Bank

Karen J. May (44)             - 2000-Present:                  None
                              Corporate Vice
                              President, Human
                              Resources, Baxter
                                International, Inc.
                                (healthcare)
                              - 1998-2000: Vice
                              President, Global
                              Planning and Staffing,
                              Baxter
                                International, Inc.
                              - 1998: Vice President,
                                International
                                Finance, Baxter
                                International, Inc.

Arthur S. Nicholas (72)       - 1998-Present:                  None
                              Owner-President, The
                              Antech Group
                              (management consulting)

INTERESTED TRUSTEES:(2)

John R. Hunter has served as Trustee of the Trust and Chairman of the Board since October 2002. Michael J. Velotta has served as Trustee of the Trust since October 1999. Each Trustee oversees the 12 Funds which comprise the Trust. The business address for each Trustee is Allstate Financial, 3100 Sanders Road, Northbrook, Illinois, 60062.

                                                              OTHER
                              PRINCIPAL OCCUPATION(S)    DIRECTORSHIPS(3)
        NAME AND AGE          DURING PAST FIVE YEARS           HELD
----------------------------  -----------------------  --------------------
John R. Hunter(5,)(7) (47)    - 1998-Present: Vice             None
                                President, Allstate
                                Life Insurance
                                Company

Michael J. Velotta(4) (56)    - 1998-Present: Senior           None
                              Vice President, General
                              Counsel and Secretary,
                                Allstate Life
                                Insurance Company

LSA VARIABLE SERIES TRUST
MANAGEMENT OF THE TRUST (UNAUDITED) (CONTINUED)

OFFICERS:(6)

The business address for each officer of the Trust, except for Ms. Surprise, is Allstate Financial, 3100 Sanders Road, Northbrook, Illinois, 60062. The business address for Ms. Surprise is Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts, 02116.

NAME, AGE AND                 LENGTH OF TIME SERVED  PRINCIPAL OCCUPATION(S)
TRUST POSITION(S) HELD          AS TRUST OFFICER     DURING PAST FIVE YEARS
----------------------------  ---------------------  -----------------------
Jeanette J. Donahue(7) (52)   Since September 1999   - 1998-Present:
Vice President and Chief                               Director, Allstate
Operations Officer                                     Life Insurance
                                                       Company

Todd P. Halstead(7) (46)      Since February 2000    - 1998-Present:
Treasurer                                              Director, Allstate
                                                       Life Insurance
                                                       Company

John R. Hunter(7) (47)        Since September 1999   - 1998-Present: Vice
President                                              President, Allstate
                                                       Life Insurance
                                                       Company

Cynthia J. Surprise (56)      Since February 2000    - 1999-Present:
Secretary                                              Director and Counsel,
                                                       Investors Bank &
                                                       Trust Company
                                                     - 1998-1999: Vice
                                                       President, State
                                                       Street Bank & Trust
                                                       Company

Bruce A. Teichner(7) (43)     Since February 2001    - 1998-Present:
Assistant Secretary                                    Associate Counsel,
                                                       Allstate Life
                                                       Insurance Company
                                                     - 1998: Assistant
                                                       Counsel, Allstate
                                                       Insurance Company

Tim N. Vander Pas(7) (41)       Since May 2002       - 1998-Present:
Chief Compliance Officer                             Assistant Vice
                                                     President, Allstate
                                                     Life Insurance Company

(1) Each Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act, is referred to as a "disinterested Trustee."
(2) Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent, or is removed or, if sooner, until the next meeting of the Trust's shareholders and until the election and qualification of his or her successor.
(3) Directorships include public companies and any company registered as an investment company.
(4) Mr. Velotta is considered an "interested person" of the Trust, as defined in the 1940 Act, because he is: a member of the Board of Managers and officer of LSA Asset Management LLC, investment adviser to the Trust; Senior Vice President, General Counsel and Secretary to Allstate Life Insurance Company, the parent company of LSA Asset Management LLC; and a director, the Secretary and a registered representative of ALFS, Inc., the Trust's distributor.
(5) Mr. Hunter is considered an "interested person" of the Trust, as defined in the 1940 Act, because he is: Chairman of the Board of Managers and officer of LSA Asset Management LLC, investment adviser to the Trust; Vice President of Allstate Life Insurance Company, the parent company of LSA Asset Management LLC, investment adviser to the Trust; and a director, the President and Chief Executive Officer, and a registered representative of ALFS, Inc., the Trust's distributor.
(6) Pursuant to the Trust's By-laws, officers of the Trust are appointed by the Board of Trustees, and serve at the pleasure of the Board. Officers may resign from the Trust at any time.
(7) Ms. Donahue, Mr. Halstead, Mr. Hunter, Mr. Teichner and Mr. Vander Pas are officers of LSA Asset Management LLC, investment adviser to the Trust.
     Mr. Hunter and Mr. Vander Pas are also members of the Board of Managers of LSA Asset Management LLC. Mr. Hunter is the President and Chief Executive Officer of ALFS, Inc., the Trust's distributor. Ms. Donahue and Mr. Hunter are also registered representatives of ALFS, Inc.

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